UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Owen T. Meacham, Esq. The Northern Trust Company 50 South LaSalle Street, B-9 Chicago, IL 60603
(Name and address of agent for service)

Copy to:

John O’Hanlon

Dechert LLP

200 Clarendon Street

27th Floor

Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 651-228-0935

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Growth Fund

Clearwater Small Cap Fund

Clearwater Tax-Exempt Bond Fund

Clearwater International Fund

SEMIANNUAL REPORT

for the period ended

June 30, 2011

Letter to our shareholders

August 30, 2011

We are pleased to provide you with this semi-annual report to shareholders of the Clearwater Investment Trust (“Clearwater”) mutual funds for the six-month period ended June 30, 2011. We encourage you to read this report as it contains important information about the financial and investment performance of your mutual fund(s). This report also provides you with information about the investments your fund(s) held as of June 30, 2011. Each of the subadvisers to the four Clearwater mutual funds has provided information as to their view of the markets in which they invest. This information is included in the section titled “2011 Clearwater Funds’ Performance (unaudited).” In addition, the section “Notes to the Financial Statements” summarizes the results of the shareholder voting process during which shareholders of the Clearwater Growth Fund approved changes to the structure of that fund, and shareholders of all four of the Clearwater mutual funds approved the hiring of Fiduciary Counselling, Inc. as a subadviser to the Clearwater Investment Trust as well as voted to approve the engagement of two new trustees to oversee the Clearwater Funds.

We hope the information contained within this report is helpful to you, our shareholders. As always, we encourage you as investors to carefully review and consider the investment objectives, risks and fees of a mutual fund before making investment decisions. In addition to this semi-annual report, other important information is available in the Clearwater Funds prospectus and the supplement to the prospectus, both of which you received earlier this year and is also available by calling your Financial Consultant at Fiduciary Counselling, Inc. The last few months, particularly the period subsequent to June 30, 2011, have brought investors a period of world-wide market instability. We thank you for your continued confidence during this turbulent period and for choosing to invest with us.

George Weyerhaeuser, Jr.	Philip W. Pascoe
CEO, Clearwater Investment Trust	President, Clearwater Management Company

2011 Clearwater Funds’ Performance (unaudited)

Clearwater Growth Fund
The Clearwater Growth Fund’s return, which is net of fees and expenses, was 4.6% for the period ended June 30, 2011. This compared to a return of 6.4% for the Russell 1000® Index, the Growth Fund’s benchmark, which does not include fees or expenses. The Clearwater Growth Fund has four subadvisers: Parametric Portfolio Associates, LLC, Heartland Advisors, Inc., Knightsbridge Asset Management, LLC, and Osterweis Capital Management, LLC. The following is additional information regarding the performance of each subadviser’s portion of the Clearwater Growth Fund for the semi-annual period, as well as each subadviser’s commentary on the U.S. equity market in which the Clearwater Growth Fund invests.

Parametric Portfolio Associates, LLC
The portion of the Clearwater Growth Fund managed by Parametric Portfolio Associates returned 6.0%, gross of fees, for the six-month period ended June 30, 2011. Our portion of the portfolio is passively managed to mirror generally the Russell 1000 Index, the Fund’s benchmark. The difference in return between our portion of the Fund’s portfolio and the Fund’s benchmark are generally due to our holding a certain amount of cash for shareholder liquidity or portfolio rebalancing purposes.

After a first quarter rally, the U.S. equity market finished the quarter ended June 30, 2011 where it began, with the S&P 500® Index up a mere 0.1% for the three-month period. The subdued return for the quarter masked a high level of volatility in the U.S. equity market as investors reacted quickly to global events, rather than the fundamentals of individual companies. In our view, the potential default of Greek sovereign debt seemed to be more important to investors than earnings in determining U.S. stock returns. While all sectors, led strongly by Energy, were up during the first quarter of 2011, the second quarter saw more uneven sector returns, with Utilities, Consumer Staples, and Healthcare all outperforming the overall market, while Financials and Energy lagged during the three-months ended June 30, 2011.

Heartland Advisors, Inc.
Our portion of the Clearwater Growth Fund’s outperformance in the first quarter of 2011 was offset by underperformance in the second quarter. The net result was a return, gross of fees, for the six-months ended June 30, 2011 of 5.5%, trailing the Fund’s benchmark, the Russell 1000 Index, which returned 6.4%. Our portfolio’s overweight to the weak Financial sector detracted from relative performance, though stock selection within the sector was positive. In contrast, our portfolio benefited from an overweight to the Energy sector and from stock selection within this sector. Broadly speaking, we are pleased with the portfolio’s performance in light of increased market volatility late in the first half of 2011, attributed to the near default of the Greek government and the potential havoc such a scenario could create within European and, by extension, U.S. financial institutions. These issues were on top of first quarter 2011 concerns such as supply disruptions from the Japanese earthquake disaster and a peak in crude oil prices, caused in part by popular uprisings in the Mideast, which had already combined to temper economic growth expectations for the second half of the year.

The sovereign debt crisis in Europe is still in the process of unfolding. Closer to home, questions remain regarding how reduced monetary stimulus and the outcome of debt ceiling negotiations will affect the markets. Taking full account of these macro-level concerns, we believe broad market valuation multiples are reasonable and we are heartened by the fact that corporate profits have continued to strengthen. On balance, we are optimistic about continued improvement in the economy in the second half of 2011.

Knightsbridge Asset Management, LLC
Year to date through June 30, 2011, our portion of the Clearwater Growth Fund, delivered a total return, gross of fees, of -2.0%, compared to 6.4% for the Fund’s benchmark, the Russell 1000 Index. The first half of 2011 has been marked by fears of a stall in the U.S. recovery and worries over U.S. financial exposure to European banks, which are in turn exposed to European sovereigns. A string of disappointing U.S. labor statistics and a global commodity pullback have, in our opinion, left many market participants concerned that the recent pullback in the economy isn’t merely a “soft patch” but rather a sustained trend. Consequently, Knightsbridge’s portfolio performance in the first half of the year was negatively impacted by a broad market shift away from stocks in the Financials sector and stocks in economically cyclical industries. Knightsbridge’s tendency towards investing in stocks that are controversial and significantly undervalued relative to historical norms generally leads us away from household names that carry little controversy and stable valuations. The absence of such investing opportunities, coupled with our exposure to the aforementioned Financials sector and cyclical industries, led to significant underperformance by our portfolio relative to the benchmark, particularly during the second quarter of 2011.

We view strength in corporate balance sheets and profits along with nascent signs of an upswing in bank lending as positive drivers for U.S. equities. Recently reduced market expectations regarding economic growth and upcoming earnings have set the bar low for upside-surprises. Market breadth, volume trends and relative strength readings are consistent with further bull market gains and the third year of a U.S. presidential term argues strongly for above-average equity appreciation. We expect recent severe underperformance by cyclical stocks to be reversed over the course of the year and are positioned accordingly. Macro-economic headwinds remain prevalent, but, in being highly recognized by investors, have skewed risk versus reward toward reward in our opinion. We do, however, continue to hold gold mining stocks given ongoing sovereign debt and government budgetary issues along with the potential for future inflation.

Osterweis Capital Management, LLC
For the six-month period ended June 30, 2011, our portion of the Clearwater Growth Fund generated a return of 5.3%, gross of fees. This was below the Fund’s benchmark, the Russell 1000 Index, which returned 6.4% for the same period, but more closely in-line with the 6.0% return for the S&P 500® Index during the same period. The U.S. equity market, as measured by the S&P 500 Index, rose nearly 6% in the first quarter and held onto those gains in the volatile second quarter. The market rolled over from its April high as data began to emerge indicating that a global economic slowdown may have begun. A spike in gasoline prices, a double dip in U.S. home prices, fading fiscal stimulus, natural disasters in both the U.S. and Japan, interest rate increases in China and other emerging market growth engines, as well as rising concern over financial contagion in Europe all raised investor fears that economic prospects for the balance of the year may not be as robust as was thought just several months ago. The underperformance of our portfolio, versus the Fund’s benchmark, primarily related to stock selection, particularly in Industrials and Information Technology. A number of our more recent equity purchases in companies that are in the early stages of what we think will be multi-year turnarounds also contributed to the subpar performance year-to-date. However, we continue to believe that these laggards have the potential to appreciate in the future.

Our broad assessment of the investment backdrop recognizes the elevated near-term risks presented by a slowdown in the U.S. and global economies, as well as festering sovereign debt concerns in Europe. Fundamentally, we remain moderately constructive on the outlook for U.S. equities. Our focus remains on companies with below average economic sensitivity where we believe earnings and cash flows are likely to accelerate in the coming 12-18 months due to company specific drivers. In our opinion it would seem logical that a change in market leadership is likely in coming quarters toward lagging large cap, dividend paying, multinational equities and away from the smaller, more U.S.-centric market leaders. Larger cap equities that have pricing power, and significant revenues and profits from operations outside of the U.S., may perform well if interest rates and inflation make a move upward.

Clearwater Small Cap Fund
The Clearwater Small Cap Fund had a positive total return, net of fees and expenses, for the six-month period ended June 30, 2011 of 9.4%, significantly outperforming its benchmark, the Russell 2000® Index, which returned 6.2% for the same period. The Small Cap Fund is managed by two subadvisers, Kennedy Capital Management and Keeley Asset Management. The following is additional information as to the performance of each subadviser’s portion of the Clearwater Small Cap Fund for the semi-annual period ended June 30, 2011. In addition, both Kennedy Capital Management and Keeley Asset Management have provided commentary as to their performance and the U.S. equity markets in which the Fund invests.

Kennedy Capital Management
During the first half of 2011, our portion of the Clearwater Small Cap Fund generated a return of 10.9%, gross of fees, outperforming the Russell 2000® Index benchmark return of 6.2%. Security selection accounted for the large majority of our outperformance, while sector allocation had a marginally positive impact. Healthcare was our dominant positive sector contributor, and Energy also added over 100 basis points of outperformance. We continue to see merger and acquisition activity helping to drive performance in the portfolio. The only sector in which we experienced significant underperformance was Information Technology, due to several poorly performing stocks. Overall, the U.S. equity market powered through the first three months of 2011 despite two major series of events, the Japanese earthquake-related disasters and political upheavals in the Mideast. Globally, consumers and companies continued to spend. However, later in the first half of the year, the level of wariness in global markets heightened, mainly due to the U.S. debt ceiling negotiations and the Greek fiscal crisis.

The U.S. fiscal situation has brought into question the soundness of government debt, which can have far-reaching implications. While we do not realistically expect this to spur a 2008-style meltdown, it does weigh on investors’ risk appetite. Greece’s economic situation is clearly far more tenuous than that of the U.S. The European Union, however, is tightly entwined with Greece and deems that country’s near-term stability to be of paramount importance. When one combines the uneasiness in Europe, the severe economic disruption in Japan, the potential slowdown in China, and the Mideast turmoil, it is easy to see why investors have begun to attach lower multiples to earnings. Some of these issues could result in viable longer term pressures on global GDP. While we are not entirely comfortable with the stability of the global economy, we are encouraged by investment opportunities that remain available in the small cap universe. By no means would we consider the current state of the economy to be buoyant. Fiscal and monetary policy will continue to be challenging, both domestically and internationally. That being said, we believe these seas are navigable. We believe that opportunities to create shareholder value still exist for a sizable number of companies in our investible universe.

Keeley Asset Management
Our portion of the Clearwater Small Cap Fund returned 6.5%, gross of fees, for the six-month period ended June 30, 2011, outperforming its benchmark, the Russell 2000 Index, which returned 6.2% for the same period. From a sector contribution perspective, the Industrials, Utilities and Consumer Staples sectors contributed positively to portfolio return as those sectors had strong stock selection. However, stock selection within the Information Technology sector and Financials sector detracted from performance. After eight straight months of positive performance, U.S. equity indices declined during the month of May. This weakness carried over into the month of June before a rally in the final days of the month pared much of the loss for the second quarter. Concerns about the Greek debt crisis and potential contagion throughout the eurozone weighed heavily on markets and domestic economic headlines only added to the negative tone. Among these headlines were reports of weak job growth, falling home prices, a drop in home construction, and persistently high energy prices. The effects of the Japanese earthquake, tsunami and nuclear reactor emergency earlier in the year also created some macroeconomic headwinds to the global supply chain. In spite of this weaker backdrop, in general, corporations have adapted to the challenges in the marketplace as evidenced by first quarter U.S. corporate earnings. Companies by and large, not only delivered stronger than expected earnings by containing costs, but also showed top-line growth. As a result, in spite of a plethora of negative headlines, year to date domestic equity markets have still managed to post modest gains.

There are several factors that give us confidence that we are well positioned for events that should unfold, namely we believe the expansion in restructuring as well as the increasing appetite of companies to pursue strategic mergers and acquisitions is a positive sign for our current holdings as well as future ideas. Additionally, we believe valuations continue to be attractive, as an improving credit environment and enhanced stability in the financial system has provided more clarity and visibility regarding future prospects. We continue to identify attractive opportunities in today’s environment and we remain committed to our value driven strategy which buys stocks of relatively unknown (spin-offs) and out of favor (below book value) companies.

Clearwater Tax-Exempt Bond Fund
The Clearwater Tax-Exempt Bond Fund’s total return, net of fees and expenses, for the six-month period ended June 30, 2011 was 4.6%, as compared to a return of 3.4% for its comparative benchmark, the Barclay’s 5-Year Municipal Bond Index. The Tax-Exempt Bond Fund’s subadviser, Sit Investment Fixed Income Advisers II, L.L.C., provided the information below regarding the Fund’s performance and the U.S. fixed income market.

Sit Investment Fixed Income Advisers II, L.L.C.
The Fund’s performance, with its heavy emphasis on revenue bonds, was strong due to the sectors and structures in which it was invested. Healthcare and single-family housing bonds, as well as closed-end mutual funds, were particularly strong performers during the six-month period ended June 30, 2011. Non-rated and rated revenue bonds significantly enhanced total return performance in periods of stable or rising Treasury interest rates and spread tightening, which is what the market experienced in the first half of 2011. Revenue bonds and general obligation bonds produced similar returns during the first half of 2011, with revenue bonds in the portfolio returning 4.6% for the period, while general obligation bonds in the portfolio returned 4.7%. In addition, the Fund was aided by its longer duration, which was 6.3 years, as longer duration outperformed intermediate and short duration. By comparison, the Fund’s benchmark had duration of 3.9 years at June 30, 2011. The Fund’s use of non-rated bonds also contributed to performance as lower quality issues outperformed those of higher credit quality.

Tax-exempt fixed income markets returned to near normalcy by June 2011, after bottoming in mid-January due to a sell-off caused by heavy supply, a rise in interest rates resulting from the announcement and implementation of the Federal Reserve’s second quantitative easing program (“QE2”), and some headline-grabbing predictions of large defaults (hundreds of billions) in the municipal market in 2011. While the default concerns expressed appeared to apply to only a very small number of municipal bond issuers (defaults were miniscule (29 totaling approximately $600 million) in the first half of 2011), all issuers were painted with the same brush in these headlines. The weakening of prices and disconcerting media reports has led to significant outflows from tax-exempt bond funds since early November 2010, although these outflows had moderated by June 2011. These outflows put additional pressure on prices of tax-exempt bonds during the first half of 2011.

While very modest growth has returned to the economy, with the unemployment rate still above 9%, we believe the Federal Reserve is likely to continue to remain accommodative throughout 2011 and into 2012. Returns in tax-exempt fixed income markets are likely to be bumpy, but positive as the Federal Reserve’s accommodative policies and moderate growth help stabilize revenues for issuers. Furthermore, supply of tax-exempt bonds is expected to remain relatively light, so modest further price appreciation is likely in the second half of 2011, although volatility will likely remain higher than normal. We also expect revenue bonds again to be strong performers for the remainder of 2011, as the Fed’s accommodative policies should continue to allay liquidity concerns in the market, and tax-exempt investor focus remains on yield. General obligation bond performance should be weaker on a relative basis, however, as many cities, counties and states continue to experience revenue shortfalls despite the economy pulling out of recession, although recent revenue collections have shown modest improvement. In addition, potential problems funding retirement pension and healthcare obligations still persist, and remain the subject of many of the negative media reports afflicting the municipal market. The economy has delivered positive albeit modest growth since early 2009, although this growth has been particularly sluggish in the first half of 2011. We expect growth to remain positive throughout 2011, and it should pick up somewhat in the second half of the year, as trade data should be more favorable and inventories will need to be replenished. With the housing and subprime mortgage mess still unwinding and unemployment still elevated, interest rates may continue to be volatile during the year. The Treasury yield curve should remain relatively steep, with yields rising at least on the intermediate and long portions of the curve, while the tax-exempt curve grows somewhat flatter, with short-term rates flat or rising and long-term tax-exempt yields perhaps declining a bit further.

Clearwater International Fund
The Clearwater International Fund returned 4.8%, net of fees and expenses for the six-month period ended June 30, 2011. The International Fund’s benchmark, the MSCI World ex U.S. (net) Index increased 4.7% for the same period. The International Fund is subadvised by four managers, Parametric Portfolio Associates, LLC, Axa Rosenberg, Eagle Global Advisors, and Artisan Partners. The following is additional information regarding the performance of each subadviser’s portion of the Clearwater International Fund for the semi-annual period, as well as each subadviser’s commentary on the International equity markets in which the Clearwater International Fund invests.

Parametric Portfolio Associates, LLC
The portion of the Clearwater International Fund managed by Parametric Portfolio Associates returned 5.0%, gross of fees, for the six-month period ended June 30, 2011. Our portion of the portfolio is passively managed to mirror generally the MSCI World ex U.S. (net) Index, the Fund’s benchmark. The difference in return between our portion of the Fund’s portfolio and the Fund’s benchmark is generally due to our holding a certain amount of cash for shareholder liquidity or portfolio rebalancing purposes. This variation in our holdings from securities reflected in the benchmark may have a positive or negative effect on performance depending on underlying market volatility. For the six-month period ended June 30, 2011, our portion of the Clearwater International Fund outperformed the Fund’s benchmark.

AXA Rosenberg
The portion of the Clearwater International Fund managed by Axa Rosenberg returned 3.5%, gross of fees, for the six-months ended June 30, 2011. Our portion of the Fund underperformed compared to the benchmark as we navigated the difficulties of a choppy and erratic market. Although industry weights contributed positively, stock selection, focused on valuation and earnings improvement, was negative overall and the reward to these measures was inconsistent depending on sector and country. Our underweight to Banks and Metals and Mining, along with stock selection within these industries, did contribute significantly to performance. Within banks, the greatest benefit came from having no exposure to the Spanish, Italian, Greek and Irish banks. Nonetheless, these positive contributions were offset by negative effects to the portfolio within the Insurance and IT Hardware industries. The absence in the portfolio of Alcatel-Lucent of France (included in the benchmark holdings) was the single largest detractor to performance as this company stock soared 98% based on announced company technology plans. In Japan, our overweight position based on a strong valuation measure in NEC was down, particularly during the first quarter as Japan suffered damage to its infrastructure due to the earthquake and tsunami. In Asia, ex Japan, stock selection was particularly strong in Consumer Staples, Materials, and Financials. Overweights to the Food and Beverage companies, KT&G Corp and Samyang Corp were positive, as were Metal Product and Machinery companies such as Samsung Heavy Industries and Halla Climate Control.

Although earnings were generally rewarded by positive investments through April, the reward to fundamentals was inconsistent and market sentiment has been more dominated by macro events, oscillating between optimistic and despondent over global economic growth, European sovereign debt issues, interest rate increases in China, and the lingering impact of the Japanese earthquake. While longer term valuation measures have not been rewarded over this period, shorter-term measures such as forward earnings yield have been rewarded in some but not all sectors, underscoring the nervousness and short-term focus of investors. In addition, momentum (as measured by ratio of EPS upgrades to downgrades) of earnings forecasts has slowed as the ramifications of the various macro concerns, especially sovereign debt issues and the implications for the single euro currency, are digested by companies and investors alike. While the earnings recovery feels fragile, as we listen to the news networks and macro concerns, the balance sheets and income statements of the companies who have survived these difficult times appear to describe an environment with considerable opportunity. The erratic behavior and high correlation amongst companies creates mis-pricings, and we are constructing a portfolio which we believe will have more future earnings per dollar invested than the market. European prices, in particular, have not kept up with the earnings expansion, creating an opportunity to capture mis-pricings and latent value in the portfolio, but making it difficult to capture alpha in the interim. We believe that the portfolio continues to be well-positioned in the Machinery, Chemical, and Wholesale segments. We also believe that Chemicals and Rubber and Metal Products and Machinery continue to offer the potential for growth over the next year.

Eagle Global Advisors
The portion of the Clearwater International Fund managed by Eagle Global Advisors returned 4.5%, gross of fees, as compared to 4.7% for the Fund’s benchmark. An allocation to emerging markets proved detrimental to portfolio performance as these markets underperformed developed markets. More specifically were our emerging market holdings in the Energy sector, particularly in Russia and Brazil. In addition to these two countries, the portfolio’s French and Canadian holdings underperformed mainly because of holdings in French banks and a Canadian fertilizer company that retreated during the second quarter. Our portfolio’s Telecom Services stocks also performed poorly. Areas of strong performance included our stock selections across the Information Technology, Consumer Staples, Industrials, and Health Care sectors. In addition, being underweight in the Financials and Utilities sectors also added positive alpha to our portfolio. After a solid start in the first quarter, equity markets proved to be a roller coaster during the second quarter. April started out on a positive note while in May and most of June the markets suffered from profit taking, only to rebound strongly in late June. The last full week of the quarter proved to be the largest percentage rise in one week in the global equity markets since mid-2009. This sharp rise masked a quarter filled with worries over sovereign debt issues in Portugal and Greece as well as softening economic indicators across the globe that led to periodic sharp corrections in equity prices throughout the quarter. The events in the Middle East continued with political turmoil in Egypt and Syria unnerving both global equity and oil markets. The peripheral European economies proved volatile as investors digested bailouts of Portugal and Greece in addition to more debt downgrades. Emerging markets again trailed developed markets over concerns of high inflation causing over-tightening fiscal policies that may slow down those economies faster than expected. In addition, Chinese accounting issues spooked investors in Chinese companies that primarily trade in foreign exchanges while Chinese inflation and economic prospects created much uncertainty for global investors.

As we look to the second half of 2011, we see that eurozone economic activity has decelerated through the first half of 2011 as expected and has placed a second half rebound in jeopardy as the Southern European debt crisis takes center stage. Concern in the eurozone is high as credit spreads widen, refinancing struggles, confidence wanes and austerity measures irritate the local citizens. However, we see that the Japanese economy appears to be headed for a second half rebound as reconstruction after the earthquake begins and manufacturing and supply chain come back on line from disruptions. This rebuilding effort cost could surpass $300 billion. The central bank of Japan continues to inject liquidity into the system in its effort to support the Japanese economy. We believe that emerging economies are fulfilling their role as the engines of growth for the global economy. Despite China’s effort to slow its property market and infrastructure spending, economic activity remains brisk and demand for commodities of all types remain strong. We also see that China, India and Brazil are all enjoying robust domestic consumption trends, which we believe bodes well for future growth.

Artisan Partners
The portion of the Clearwater International Fund managed by Artisan Partners returned 5.8%, gross of fees, for the six-months ended June 30, 2011, outperforming the MSCI World Ex U.S. (net) Index, which returned 4.7% for the same period. Performance of the following stocks had a positive impact on the portfolio during the period: medical products maker Covidien plc; technology services provider Accenture PLC; contract caterers Compass Group PLC and Sodexo; and Swiss-based holding company Pargesa Holding SA. Notable detractors included: Lloyds Banking Group plc, a British bank; Koninklijke Philips Electronics N.V., a consumer electronics and lighting manufacturer; Daiwa Securities Group Inc., a financial services provider; Guoco Group Ltd., a Hong Kong-based investment group; and Aderans Co., Ltd., a wig and hairpiece manufacturer.

During the six-month period ended June 30, 2011, international equity markets experienced significant volatility. The worst of it stemmed mainly from the earthquake and subsequent tsunami in Japan in March 2011. Equity markets around the world declined significantly following those events, though the decline was short lived. Stocks moved meaningfully higher in April, driven primarily by strong earnings reports. However, that was counterbalanced later in the period with a number of macro concerns that resurfaced, including a global economic slowdown, higher inflation and concerns over Greek and other European sovereign debt. We remain focused on the intersection of balance sheet strength, business quality and valuation. Current market volatility is certainly a challenge to investors’ psyche but must be taken within a broader context. For decades, individuals and governments borrowed and spent recklessly, accumulating unsustainable levels of debt. The global economy cannot find a firm footing until badly damaged government balance sheets are restored to health. We believe that what we are witnessing today is a tug of war between the market as provider of financing, and governments as those who need financing. We also believe that the direction of the pull is ultimately positive, i.e. toward smaller deficits and more sustainable long-term debt levels. We are more optimistic about the future today than we were in 2007 when responsible parties and cautious voices were nowhere to be found. However, as investors, we are prepared to count the benefits of these improvements in years, not in quarters.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Approval of the Amended Clearwater Growth Fund Management Agreement and Fiduciary Counselling, Inc. Subadvisory Agreement

Clearwater Management Company (“CMC”) is responsible for managing the investment programs and strategies for the Clearwater Growth Fund (“Growth Fund”), Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (collectively, “the Funds”). CMC’s investment management services are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

On an annual basis, the Funds’ Board of Trustees (the “Trustees”) including the independent trustees, considers renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers and may also review changes to the Management Agreement or any individual subadvisory agreement.

The Trustees met in-person on March 11, 2011 to consider the retention of an additional subadviser for the Funds, Fiduciary Counselling, Inc. (“FCI”), as well as an amendment to the Management Agreement with regard to the Growth Fund (“Amended Growth Fund Management Agreement”) to raise the management fee the Growth Fund pays CMC.

Amended Growth Fund Management Agreement

Prior to the meeting, the Trustees requested, received, and reviewed written responses and supporting materials from CMC and also considered the information they had received in connection with their annual review and approval of the Growth Fund Management Agreement at their December 3-4, 2010 meeting. These written responses were received in response to questions posed to them on behalf of the Trustees. In addition to these materials, the Trustees compared the fees to be charged to the Growth Fund to management fees charged to a peer group of funds. The Trustees reviewed and analyzed the factors that the Trustees deemed relevant with respect to CMC. These factors included the nature, extent and quality of the services to be provided to the Growth Fund by CMC; the qualifications and experience of the investment professionals at CMC; and CMC’s overall resources. The following is a description of these and other factors relevant to the Trustees’ decision to approve the Amended Growth Fund Management Agreement.

Nature, Extent and Quality of Services Provided
The Trustees considered information presented as to the services provided by CMC, as well as its investment expertise, resources and capabilities. The Trustees specifically noted the work performed by CMC to enhance the Growth Fund to a multi-manager, multi-style approach through the identification and hiring of additional subadvisers during 2010. The Trustees reviewed information regarding the financial condition of CMC as related to its ongoing ability to provide services as specified under the Growth Fund Management Agreement. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature, extent and quality of the services to be provided under the Amended Growth Fund Management Agreement.

Investment Performance
The Trustees considered that they had reviewed specific information as to the investment performance of the Growth Fund as compared to the performance of its benchmark index and peer group over various periods of time. The Trustees noted that they had also reviewed reports summarizing the net assets, redemptions and purchases of shares of the Growth Fund during 2010. The Trustees concluded that they were satisfied with CMC’s investment performance to date.

Comparative Fees and Cost of Services Provided
The Trustees reviewed the fee to be paid to CMC, which would be 90 bps. The Trustees reviewed reports describing both the management fee charged by CMC and the total expense ratio of the Growth Fund in comparison to those of similarly situated funds. In addition, the Trustees reviewed information as to the expense ratio of the Growth Fund compared to the median expense ratio of a peer group of funds with a comparable investment strategy. The Trustees noted the ongoing efforts of CMC to reduce fees paid by shareholders via voluntary waivers, which were in place for the Growth Fund until it brought on additional subadvisers in late 2010. The Trustees also noted the commitment of CMC to subsidize the operating costs of the Growth Fund until such time as a revised fee structure to reflect the change from a single manager to a multi-manager, multi-style approach could be presented to shareholders for approval. The Board also noted that the Growth Fund might move to an all-active management strategy in the future. The Board took into account CMC’s agreement to provide a fee waiver to bring the fee down to 60 bps. Once the new management fee is in place, CMC’s profit with regard to the Growth Fund would be the same as it was before the three active managers were added to the Growth Fund. The Board concluded that the proposed fee was reasonable.

Management Profitability
The Trustees also reviewed CMC’s profitability, particularly noting CMC’s payment of fees and expenses normally absorbed by mutual fund shareholders. The Trustees also noted that CMC’s profits would not increase from the level of its profits before the engagement of the new subadvisers for the Growth Fund. The Trustees concluded that profitability levels for CMC were reasonable.

Economies of Scale
The Trustees noted that they had considered whether economies of scale might be realized by CMC as the Growth Fund’s assets grow, and whether there also might be benefits from such growth for the Growth Fund’s shareholders. The Trustees noted that the Growth Fund has been in operation for a number of years, and based on the distribution strategy of the Growth Fund will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Growth Fund and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Based on the factors as described above, the Trustees, including all of the independent trustees present, concluded that the proposed Growth Fund fee was fair and reasonable in view of the investment performance and quality of services proposed for the Growth Fund. The Trustees approved the Amended Growth Fund Management Agreement. In reaching this conclusion, no single factor was considered determinative. Prior to reaching their determination, the independent trustees met in executive session with counsel.

FCI Subadvisory Agreement

CMC informed the Trustees that it believed that the Funds would benefit from the investment advisory services to be provided under a subadvisory agreement between CMC and FCI (“FCI Subadvisory Agreement”). CMC recommended to the Trustees that they approve the FCI Subadvisory Agreement with respect to the Trust. CMC made the recommendation based upon, among other factors, the qualifications and previous performance of FCI’s team in providing consulting services to CMC under a consulting agreement (“Consulting Agreement”), and the belief that retaining FCI as a subadviser will assist CMC with providing investment management services to the Funds.

Prior to the meeting, the Trustees requested, received and reviewed written responses and supporting materials from FCI which included a summary of information about FCI, including its investment and other support professionals, process, philosophy and past performance regarding services to be provided. In addition, the Trustees received information from the Trust’s Chief Compliance Officer as to her review of FCI’s Code of Ethics, Form ADV Parts I and II, and compliance program. At the meeting on March 11, 2011, the Trustees received information as to the proposed subadvisory fees. The Trustees compared the fees to be charged to the Funds to fees FCI charges to its other non-personal or non-individual trust clients. The Trustees reviewed and analyzed the factors that the Trustees deemed relevant with respect to FCI. These factors included the nature, quality, and extent of the services to be provided to the Funds by FCI; the qualifications and experience of the investment professionals who will be responsible for advising on the allocation of assets among various Fund Subadvisers, as applicable, and other matters related to the Funds’ Subadvisers; and FCI’s overall resources. The following is a description of these and other factors relevant to the Trustees’ decision to approve the FCI Subadvisory Agreement.

Nature, Extent, and Quality of Services
The Trustees considered the specific processes FCI would use in advising CMC on the allocation of each Fund’s assets to the various Subadvisers, as applicable, and in consulting on other matters related to the Subadvisers. The Trustees reviewed the qualifications of FCI’s investment and consulting team. The Trustees noted the experience of the members of the investment and consulting team as well as their tenure with FCI. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by FCI were appropriate for the Funds.

Investment Performance
The Trustees discussed the fact that FCI will not have day-to-day management of portfolio assets, but instead will provide services to CMC regarding recommendation of Subadvisers, re-allocation recommendations between Subadvisers, and review of performance of Subadvisers.

Subadvisory Fee and Cost of Services to be Provided
The Trustees evaluated the proposed subadvisory fee schedule and compared the fee schedule to the fees the Funds pay to FCI under the Consulting Agreement. The Trustees considered that in connection with the engagement of FCI as a subadviser, FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the FCI Subadvisory Agreement by an hourly rate that is approved by CMC. The Board noted that the effect of this waiver agreement is that fees paid to FCI under the FCI Subadvisory Agreement would approximate the fees previously paid to FCI under the Consulting Agreement. The Board also considered that FCI’s fees would be paid by CMC out of CMC’s management fee. In view of all these factors, the Trustees concluded that the proposed fee structure for FCI was reasonable. The Trustees also observed that FCI is intended to be a “break-even” organization. FCI sets its hourly fees based on estimated underlying costs.

Ancillary Benefits to FCI
The Trustees considered the ancillary benefits that could accrue to FCI due to its relationship with the Trust, and concluded that significant ancillary benefits likely would not result from the arrangement.

The Trustees noted that, based on the review of the Trust’s Chief Compliance Officer and representations received from FCI, that FCI’s policies and procedures are reasonably designed to manage any conflicts of interest that could arise.

Other Considerations
The Trustees considered CMC’s judgment and recommendation that adding FCI as a Subadviser would add value to the Fund’s shareholders and would be complementary to both the existing and future Subadvisers. The Trustees determined that this approach to managing the Fund’s assets supported the approval of the FCI Subadvisory Agreement.

Based on the factors as described above, the Trustees, including all of the independent trustees present, concluded that the approval of the FCI Subadvisory Agreement was in the best interests of the Funds and their shareholders. The Trustees approved the FCI Subadvisory Agreement. In reaching this conclusion, no single factor was considered determinative. Prior to reaching their determination, the independent trustees met in executive session with counsel.

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the SEC on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Transfer Agent. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The funds have established Proxy Voting Policies and Procedures (“Policies”) that the funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling the Transfer Agent toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater

Investment Trust Transfer Agent. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Fund Expense Example
(unaudited)

As a shareholder of the Funds, you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired fund” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six month period ended June 30, 2011.

Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Clearwater Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Clearwater Funds to funds that charge transaction costs and/or sales charges or redemption fees.

	Beginning Account	Ending Account Value	Expenses Paid During the
Actual	Value January 1, 2011	June 30, 2011	Period January 1, 2011 thru
			June 30, 2011 *
Growth Fund	$1,000.00	$1,045.90	$2.38
Small Cap Fund	$1,000.00	$1,093.50	$4.98
Tax-Exempt Bond Fund	$1,000.00	$1,045.90	$1.83
International Fund	$1,000.00	$1,048.20	$4.01

Hypothetical (5% return
before expenses)

Growth Fund	$1,000.00	$1,022.46	$2.36
Small Cap Fund	$1,000.00	$1,020.03	$4.81
Tax-Exempt Bond Fund	$1,000.00	$1,023.01	$1.81
International Fund	$1,000.00	$1,020.88	$3.96

* Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The annualized expense ratios are as follows:
Growth Fund (a)	0.47%
Small Cap Fund (b)	0.96%
Tax-Exempt Bond Fund	0.36%
International Fund (c)	0.79%

(a)

The expense ratio for the Growth Fund represents the blended expense ratio during the period. The management fee of the Fund was 0.45%, until June 1, 2011, when the new management fee of the Fund became 0.90%. Through a voluntary waiver made effective June 1, 2011, the expense ratio of the Fund was reduced to 0.60%.

(b)

The expense ratio for the Small Cap Fund represents the blended expense ratio during the period. The management fee of the Fund was reduced through voluntary waivers to 0.95%, until June 1, 2011, when the voluntary waivers were reduced and the expense ratio of the Fund became 1.00%.

(c)

The expense ratio for the International Fund represents the blended expense ratio during the period. The management fee of the Fund was reduced through voluntary waivers to 0.80%, until June 1, 2011, when the voluntary waivers were increased and the expense ratio of the Fund became 0.75%.

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

June 30, 2011 (unaudited)

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (identified cost: $242,719,839 Growth Fund; $216,143,680 Small Cap Fund; $534,543,186 Tax-Exempt Bond Fund; $263,408,826 International Fund)	$360,541,569	270,382,661	521,853,322	363,480,872
Foreign currencies, at value (cost: $1,157,608)	—	—	—	1,164,139
Receivable for securities sold	180,471	2,153,119	487,800	2,603,915
Accrued dividend and interest receivable	364,593	222,112	7,180,125	742,568
Foreign tax reclaim receivable	4,653	—	—	550,585
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	13,569
Unrealized appreciation on foreign currency transactions	—	—	—	5
Total assets	361,091,286	272,757,892	529,521,247	368,555,653
Liabilities

Payables for investment securities purchased	477,016	1,660,744	3,959,371	2,144,830
Payables for fund shares redeemed	1,510,000	—	2,700,000	1,250,000
Accrued investment advisory fee	446,829	647,730	465,729	708,583
Payable for dividend distribution	—	—	129,285	—
Foreign currencies, at value (cost: $23)	23	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	37,240
Unrealized depreciation on foreign currency transactions	—	—	—	781
Total liabilities	2,433,868	2,308,474	7,254,385	4,141,434
Net assets	$358,657,418	270,449,418	522,266,862	364,414,219
Capital

Capital stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: outstanding 13,001,554; 13,222,414; 56,508,380; and 24,266,166 shares, respectively)	$247,222,371	199,938,617	544,589,921	253,471,127
Undistributed net investment income (loss)	2,123,733	28,324	(36,590)	4,376,871
Accumulated net realized gain (loss) from investments and foreign currency transactions	(8,510,416)	16,243,496	(9,596,605)	6,444,370
Unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	117,821,730	54,238,981	(12,689,864)	100,121,851
Net assets	$358,657,418	270,449,418	522,266,862	364,414,219
Net asset value per share of outstanding capital stock	$27.59	20.45	9.24	15.02

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Operations

for the six months ended June 30, 2011 (unaudited)

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $12,328, $420, $0, and $727,713, respectively)	$2,968,585	1,295,735	1,317,815	6,539,737
Interest	537	370	12,674,519	179
Total income	2,969,122	1,296,105	13,992,334	6,539,916

Expenses:
Investment advisory fee	927,819	1,786,324	1,536,720	1,779,778
Voluntary fee reduction	(86,452)	(518,556)	(614,689)	(370,618)
Total net expenses	841,367	1,267,768	922,031	1,409,160
Net investment income	2,127,755	28,337	13,070,303	5,130,756
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,640,592	29,230,122	(2,166,666)	5,954,326
Net realized loss on forward foreign currency exchange contracts	—	—	—	(14,675)
Net realized gain (loss) on foreign currency transactions	(4,022)	—	—	57,003
Net change in unrealized appreciation (depreciation) on security transactions	11,074,582	(5,437,308)	12,659,967	5,418,303
Net change in unrealized depreciation on forward foreign currency exchange contracts	—	—	—	(28,718)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	1,738	—	—	(774)
Net change in unrealized appreciation on translation of other assets and liabilities denominated in foreign currencies	—	—	—	45,907
Net gain on investments	13,712,890	23,792,814	10,493,301	11,431,372
Net increase in net assets resulting from operations	$15,840,645	23,821,151	23,563,604	16,562,128

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

for the six months ended June 30, 2011 (unaudited)

and the year ended December 31, 2010

	Growth Fund		Small Cap Fund
	6/30/2011	12/31/2010	6/30/2011	12/31/2010
Operations:
Net investment income (loss)	$2,127,755	4,891,408	28,337	(48,605)
Net realized gain on investments	2,636,570	6,955,378	29,230,122	32,398,334
Net change in unrealized appreciation (depreciation)	11,076,320	31,768,081	(5,437,308)	28,799,775
Net increase in net assets resulting from operations	15,840,645	43,614,867	23,821,151	61,149,504
Distributions to shareholders from:
Net investment income	—	(5,115,464)	—	(215,518)
Total distributions to shareholders	—	(5,115,464)	—	(215,518)
Capital share transactions:
Proceeds from shares sold	5,977,123	20,011,202	2,716,841	7,569,800
Reinvestment of distributions from net investment income and gain	—	5,115,464	—	215,518
Payments for shares redeemed	(7,430,057)	(12,544,217)	(12,325,300)	(26,817,519)
Increase (decrease) in net assets from capital share transactions	(1,452,934)	12,582,449	(9,608,459)	(19,032,201)
Total increase in net assets	14,387,711	51,081,852	14,212,692	41,901,785
Net assets:
At the beginning of the period	344,269,707	293,187,855	256,236,726	214,334,941
At the end of the period	$358,657,418	344,269,707	270,449,418	256,236,726
Undistributed net investment income	$2,123,733	—	28,324	—

	Tax-Exempt Bond Fund		International Fund
	6/30/2011	12/31/2010	6/30/2011	12/31/2010
Operations:
Net investment income	$13,070,303	26,998,001	5,130,756	5,327,567
Net realized gain (loss) on investments	(2,166,666)	1,110,682	5,996,654	2,032,458
Net change in unrealized appreciation (depreciation)	12,659,967	(11,571,237)	5,434,718	27,617,574
Net increase in net assets resulting from operations	23,563,604	16,537,446	16,562,128	34,977,599
Distributions to shareholders from:
Net investment income	(13,086,803)	(27,018,340)	—	(5,388,519)
Net realized gain on investments	—	—	—	(2,441,263)
Total distributions to shareholders	(13,086,803)	(27,018,340)	—	(7,829,782)
Capital share transactions:
Proceeds from shares sold	10,613,023	27,399,592	6,844,347	31,956,533
Reinvestment of distributions from net investment income and gain	13,197,679	26,778,179	—	7,829,782
Payments for shares redeemed	(28,222,763)	(69,888,506)	(5,406,900)	(13,421,383)
Increase (decrease) in net assets from capital share transactions	(4,412,061)	(15,710,735)	1,437,447	26,364,932
Total increase (decrease) in net assets	6,064,740	(26,191,629)	17,999,575	53,512,749
Net assets:
At the beginning of the period	516,202,122	542,393,751	346,414,644	292,901,895
At the end of the period	$522,266,862	516,202,122	364,414,219	346,414,644
Undistributed net investment income (loss)	$(36,590)	(20,090)	4,376,871	(807,038)

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series of funds: Clearwater Growth Fund, Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (the “Funds”). The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Clearwater Growth, Small Cap, and International Funds is long- term capital growth. The investment objective of the Clearwater Tax-Exempt Bond Fund is high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.

The Clearwater Growth Fund, using a “multi-style, multi-manager” approach, allocates portions of its assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers, Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”) and Osterweis Capital Management, LLC (“Osterweis”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s three other subadvisers. Parametric manages its portion of the Fund’s assets in a passive management strategy so that its portion of the Fund’s holdings matches the holdings of the Russell 1000® Index as closely as possible.

The Clearwater Small Cap Fund normally invests at least 80% of its assets in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000® Index at the time of investment. The market capitalization of the companies included in the Russell 2000® Index as of May 31, 2011, was between $130 million and $3.0 billion. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to hedge sector volatility. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The Fund may invest up to 20% of its assets in microcap securities, generally defined as securities with a market capitalization of at least $78 million and under $300 million.

The Clearwater Tax-Exempt Bond Fund invests at least 80% of its assets in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions, and the District of Columbia. The interest on these securities is generally exempt from regular federal income tax and may also be exempt from federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in bonds that generate interest income subject to federal alternative minimum tax.

Under normal market circumstances, the Clearwater International Fund intends to invest at least 80% of the value of its net assets in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts and exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not currently intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers.

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

(2)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Funds are as follows:

	(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor; those securities of sufficient credit quality with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Securities for which no market quotations are readily available (including those the trading of which has been suspended) or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Trustees. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security are valued at fair value as determined in good faith by the Pricing and Valuation Committee as designated by the Board of Trustees. Such determinations are then reviewed and approved by the Board of Trustees.

Security transactions are accounted for on the trade date which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, including accretion of original issue discount and amortization of original issue premium, is accrued daily.

	(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized gain (loss) on security transactions and net change in unrealized appreciation (depreciation) on security transactions. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy. Risks may arise upon investing in foreign securities including, but not limited

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

(c)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. The International Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain (loss) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8.

(d)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate, with settlement occurring in two business days. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Growth Fund may also enter into spot contracts in order to make or receive payments due to trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation (depreciation) on foreign currency transactions. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations.

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(e)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on their records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(f)	Short-Term Investments

Each Fund currently invests uninvested cash in money market portfolios of Northern Institutional Funds. The Growth, Small Cap and International Funds currently invest in the Government Select Portfolio and the Tax-Exempt Bond Fund currently invests in the Tax-Exempt Portfolio. Northern Institutional Funds is an investment company advised by Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.), a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as custodian and administration and accounting agent for the Trust.

The Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises. The Tax-Exempt Portfolio primarily invests in high-quality short-term municipal instruments.

(g)	Recoverable Taxes

The balance disclosed as foreign tax reclaim receivable represents net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the Growth and International Funds, respectively.

(h)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and Minnesota state income and federal excise tax returns for the 2007, 2008, 2009 and 2010 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the period or fiscal year in which amounts are distributed may differ from the period or year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid by the Funds during the years ended December 31, 2010 and 2009 was as follows:

	Tax-Exempt		Ordinary Income
	2010	2009	2010	2009
Growth Fund	$—	—	5,115,464	4,613,011
Small Cap Fund	—	—	215,518	—
Tax-Exempt Bond Fund	26,457,141	24,795,282	321,038	322,577
International Fund*	—	—	6,288,664	8,459,684

*Commenced investment operations on February 5, 2009.

	Long-Term Capital Gains
	2010	2009
Growth Fund	$—	—
Small Cap Fund	—	—
Tax-Exempt Bond Fund	—	—
International Fund*	1,541,118	—

*Commenced investment operations on February 5, 2009.

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$2,123,736	28,324	—	7,579,351
Undistributed capital gain	—	16,281,723	—	4,620,662
Accumulated capital losses	(8,293,544)	—	(9,596,605)	—
Unrealized appreciation (depreciation)	117,604,855	54,200,754	(12,689,864)	98,743,079
Total	$111,435,047	70,510,801	(22,286,469)	110,943,092

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, the following adjustments have been made:

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund
Undistributed net investment income (loss)	$(4,022)	$(13)	$—	$53,153
Accumulated net realized gain (loss)	4,022	13	—	(53,153)
Additional paid-in capital	—	—	—	—

(i)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Growth, Small Cap, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.

(j)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(k)	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The FASB and IASB objective is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The requirement of the ASU will be effective for the Clearwater Investment Trust as of the Form N-Q to be filed for the period ended March 31, 2012. At this time, management is evaluating the implications of this requirement and the impact it will have to the Funds’ financial statement disclosures.

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

(l) Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a) above. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted market prices in active markets for identical securities on the measurement date.

•

Level 2 – other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered a Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – valuations based on unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of an investment.

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the investments of each Fund as of June 30, 2011 using the fair value methodology and levels described above:

	Growth Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$352,613,050	$—	$—	$352,613,050
Rights	1,687	—	—	1,687
Short-Term Investments	7,926,832	—	—	7,926,832
Total	$360,541,569	$—	$—	$360,541,569

(a)	For the Growth Fund, 100% of the investment value is compromised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At June 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on December 31, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

	Small Cap Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer discretionary	$37,595,587	$91,278	$—	$37,686,865
Consumer staples	9,737,411	—	—	9,737,411
Energy	19,781,131	—	—	19,781,131
Financials	47,199,642	—	—	47,199,642
Healthcare	25,672,982	67,389	—	25,740,371
Industrials	58,299,838	—	—	58,299,838
Information technology	39,838,362	—	—	39,838,362
Materials	16,999,516	—	—	16,999,516
Utilities	7,241,399	—	—	7,241,399
Short-Term Investments	7,858,126	—	—	7,858,126
Total	$270,223,994	$158,667	$—	$270,382,661

(b)

For the Small Cap Fund, 100% of the investment value is compromised of equity and short-term investments. Common stocks are generally considered Level 1 securities. Two common stocks have been classified as Level 2 investments as of June 30, 2011, based on the valuations using a bid price by service providers rather than a last traded or official close price.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At June 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

securities on December 31, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$36,255,060	$—	$—	$36,255,060
Municipal Bonds
Airport	—	3,130,610	—	3,130,610
Bond Bank	—	1,548,525	—	1,548,525
Development	—	16,505,692	—	16,505,692
Education	—	53,443,503	619,841	54,063,344
Facilities	—	7,371,402	—	7,371,402
General	—	59,335,656	—	59,335,656
General Obligation	—	16,984,251	—	16,984,251
Higher Education	—	10,296,794	1,029,035	11,325,829
Housing	—	15,679,602	—	15,679,602
Medical	—	89,471,952	237,380	89,709,332
Mello-Roos	—	4,368,422	—	4,368,422
Multifamily Housing	—	35,476,108	—	35,476,108
Nursing Home	—	41,045,647	2,089,032	43,134,679
Pollution	—	4,280,872	—	4,280,872
Power	—	4,756,136	619,400	5,375,536
School District	—	16,903,344	—	16,903,344
Single Family Housing	—	46,046,108	—	46,046,108
Student Loan	—	9,109,318	—	9,109,318
Tobacco Settlement	—	4,170,096	—	4,170,096
Transportation	—	20,734,033	—	20,734,033
Utilities	—	3,369,588	964,241	4,333,829
Water	—	5,683,030	—	5,683,030
Short-Term Investments	10,328,644	—	—	10,328,644
Total	$46,583,704	$469,710,689	$5,558,929	$521,853,322

(c)

For the Tax-Exempt Bond Fund, 100% of the investment value is compromised of closed-end funds, municipal bond securities, and short-term investments. The municipal bond securities are generally considered Level 2 securities based on valuations using adjusted evaluated prices provided by the primary pricing provider. Four municipal bond securities are classified as Level 3 investments as of June 30, 2011, based on fair valuations determined by procedures adopted by the Board of Trustees. One municipal bond security is classified as a Level 3 investment as of June 30, 2011, based on a last trade price at March 1, 2011, from a primary pricing service. Since the time of fair valuation, there has also been a lack of market activity and data observed for the security. Two municipal bond securities are classified as Level 3

27	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

investments as of June 30, 2011, based on single sourced adjusted evaluated prices using unobservable inputs from a third party service provider.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At June 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on December 31, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$44,555,051	$—	$—	$44,555,051
Consumer Staples	36,104,901	—	—	36,104,901
Energy	31,122,554	—	—	31,122,554
Financials	78,160,383	—	—	78,160,383
Health Care	25,391,435	—	—	25,391,435
Industrials	51,969,838	—	—	51,969,838
Information Technology	19,165,115	—	—	19,165,115
Materials	40,536,188	—	—	40,536,188
Telecommunication Services	14,622,027	—	—	14,622,027
Utilities	11,610,254	—	—	11,610,254
Preferred Stock
Consumer Discretionary	817,506	—	—	817,506
Consumer Staples	163,825	—	—	163,825
Financials	55,125	—	—	55,125
Energy	435,656	—	—	435,656
Materials	666,080	—	—	666,080
Corporate Bonds
Financials	—	—	1,110,484	1,110,484
Rights
Consumer Staples	—	—	166	166
Financials	861	—	1,869	2,730
Industrials	781	—	—	781
Warrants
Financials	2	—	—	2
Short-Term Investments	6,990,771	—	—	6,990,771
Total	$362,368,353	$—	$1,112,519	$363,480,872

(d)

For the International Fund, 100% of the investment value is compromised of equity securities, corporate bonds, rights, warrants, and short-term investments. See the Fund’s Schedule of Investments for geographical classification. One corporate bond is classified as a Level 3 investment as of June 30, 2011, based on unobservable inputs using an evaluated adjusted

28	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

price provided by a service provider that is not deemed a primary pricing provider. Three rights are classified as Level 3 investments as of June 30, 2011, based on single sourced prices provided by a third party service provider.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At June 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on December 31, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets

Forward foreign currency exchange contracts	$—	$13,569	$—	$13,569
Foreign currency transactions	—	5	—	5

Liabilities

Forward foreign currency exchange contracts	$—	$(37,240)	$—	$(37,240)
Foreign currency transactions	—	(781)	—	(781)

Total Other Financial Instruments	$—	$(24,447)	$—	$(24,447)

The forward foreign currency exchange contracts and foreign currency transactions outstanding at June 30, 2011 are considered Level 2 investments due to the contracts and transactions being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts and foreign currency transactions are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

29	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

The following is a reconciliation of investments for the Funds in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Fund	Common Stock
Information Technology
Balance as of 12/31/10	$350
Realized Gains	1,619
Realized Losses	—
Change in Unrealized Appreciation	373
Change in Unrealized Depreciation	—
Purchases	—
Issues	—
Sales	(2,342)
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 6/30/11	$—

Tax-Exempt Bond Fund	Municipal Bonds
	Education	Higher Education	Medical		Nursing Home	Power	Utilities		Total
Balance as of 12/31/10	$—	$96,381	$—		$—	$671,000	$—		$767,381
Realized Gains	—	—	—		594	—	—		594
Realized Losses	—	(1,056)	—		—	—	—		(1,056)
Change in Unrealized Appreciation	—	1,787	—		—	—	—		1,787
Change in Unrealized Depreciation	—	(144,848)	—		(103,940)	(51,600)	—		(300,388)
Purchases	619,841	1,216,446	—		2,212,105	—	—		4,048,392
Issues	—	—	—		—	—	—		—
Sales	—	(139,675)	—		(19,727)	—	—		(159,402)
Settlements	—	—	—		—	—	—		—
Transfers into Level 3(1)	—	—	237,380	(2)	—	—	964,241	(3)	1,201,621
Transfers out of Level 3(1)	—	—	—		—	—	—		—
Balance as of 6/30/11	$619,841	$1,029,035	$237,380		$2,089,032	$619,400	$964,241		$5,558,929

(1)	The value of Transfers into and out of Level 3 are measured using the fair value as of the end of the period June 30, 2011.

(2)

Transferred from Level 2 to Level 3 due to security being valued based on fair valuations determined by procedures adopted by the Board of Trustees and because there is a lack of market activity and data observed for this security.

30	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

(3)

Transferred from Level 2 to Level 3 due to security being valued based on unobservable inputs using the last traded price, at March 1, 2011, from a primary pricing service and because there is a lack of market activity and data observed for this security.

International Fund	Corporate Bonds		Rights
	Financials	Consumer Staples	Financials	Total
Balance as of 12/31/10	$819,483	$—	$—	$819,483
Realized Gains	—	—	—	—
Realized Losses	—	—	—	—
Change in Unrealized Appreciation	48,896	84	1,869	50,849
Change in Unrealized Depreciation	—	—	—	—
Purchases	242,105	82	—	242,187
Issues	—	—	—	—
Sales	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 6/30/11	$1,110,484	$166	$1,869	$1,112,519

As of June 30, 2011, the total change in unrealized gains and (losses) on Level 3 securities still held at period end and included in the Statements of Operations was $0, $(51,600) and $48,897, for the Small Cap, Tax-Exempt Bond, and International Funds, respectively.

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales
Growth Fund	$65,246,822	$44,855,557
Small Cap Fund	87,500,428	101,803,680
Tax-Exempt Bond Fund	70,685,862	75,938,894
International Fund	64,136,297	57,857,929

31	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

(5)	Capital Share Transactions

Transactions in shares of each fund for the six months ended June 30, 2011 and year ended December 31, 2010, were as follows:

	Growth Fund		Small Cap Fund
	2011	2010	2011	2010

Sold	218,755	834,658	138,385	493,809
Issued for reinvested distributions	—	193,841	—	11,507
Redeemed	(269,194)	(503,567)	(616,273)	(1,679,055)

Increase (decrease)	(50,439)	524,932	(477,888)	(1,173,739)

	Tax-Exempt Bond Fund		International Fund
	2011	2010	2011	2010

Sold	1,177,398	2,944,661	458,921	2,404,910
Issued for reinvested distributions	1,453,622	2,846,912	—	550,618
Redeemed	(3,113,076)	(7,420,481)	(362,876)	(1,042,676)

Increase (decrease)	(482,056)	(1,628,908)	96,045	1,912,852

(6)	Capital Loss Carry Over

For federal income tax purposes, the Growth Fund, Small Cap Fund, Tax-Exempt Bond Fund, and International Fund have capital loss carryovers of $10,839,788, $12,956,601, $7,429,939, and $0, respectively, at December 31, 2010, which, if not offset by subsequent capital gains, will expire as follows:

	Growth Fund	Small Cap Fund	Tax-Exempt Bond Fund	International Fund

Year of expiration:
2010	$—	—	—	—
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	411,406	—
2016	2,269,706	583,243	3,472,571	—
2017	8,570,082	12,373,358	3,545,962	—

Total	$10,839,788	12,956,601	7,429,939	—

32	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

The following capital loss carryforwards were utilized at December 31, 2010, for U.S. Federal income tax purposes:

Capital Losses
Growth Fund	$6,958,118
Small Cap Fund	32,371,900
Tax-Exempt Bond Fund	1,110,682

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with Clearwater Management Company (“CMC”). Under terms of separate agreements, Clearwater Growth Fund, Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund pay a fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00% of average net assets, respectively. Effective June 1, 2011 Clearwater Growth Fund’s investment advisory fee increased from 0.45% to 0.90% of average net assets. CMC is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. CMC has periodically reduced its management fee for each of the Funds through voluntary waivers. As of June 30, 2011, the management fees paid by the Growth, Small Cap, Tax-Exempt Bond and International Funds net of voluntary waiver are 0.47%, 0.96%, 0.36%, and 0.79%, respectively. Effective June 1, 2011, the voluntary waiver for the Growth Fund and International Fund was increased to 0.30% and 0.25%, respectively. The voluntary waiver for the Small Cap Fund was decreased to 0.35%, effective June 1, 2011.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

CMC has entered into sub advisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The sub advisory fee for the Clearwater Growth Fund, payable to Parametric, is equal to an annual rate of 0.14% of net assets it manages. The subadvisory fee, payable to Heartland, is equal to an annual rate of 0.65% of net assets it manages. The subadvisory fee, payable to Osterweis, is equal to an annual rate of 0.75% of net assets it manages. The subadvisory fee, payable to Knightsbridge, is equal to an annual rate of 0.75% on the first $20 million in net assets it manages and then decreasing to 0.50% of net assets in excess of $20 million.

The sub advisory fee for the Clearwater Small Cap Fund, payable to Kennedy Capital Management, Inc. is equal to an annual rate of 0.85% on the first $50 million in net assets it manages and then decreasing to 0.80% of net assets in excess of $50 million.

33	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

The sub advisory fee for the Clearwater Small Cap Fund, payable to Keeley Asset Management, is equal to an annual rate of 1.00% on the first $2 million in net assets it manages, decreasing to 0.85% on the next $8 million in net assets, and further decreasing to 0.70% of net assets in excess of $10 million.

The sub advisory fee for the Clearwater Tax-Exempt Bond Fund, payable to Sit Investment Fixed Income Advisers II, L.L.C., is equal to an annual rate of 0.40% on the first $20 million in net assets it manages and then decreasing to 0.20% of net assets it manages in excess of $75 million.

The sub advisory fee for the Clearwater International Fund, payable to Parametric, is equal to an annual rate of 0.15% of net assets. The sub advisory fee, payable to AXA Rosenberg, is equal to an annual rate of 0.85% on the first $50 million in net asses it manages, decreasing to 0.75% on the next $50 million in net assets, and further decreasing to 0.65% of net assets in excess of $100 million. The sub advisory fee, payable to Artisan Partners, is equal to an annual rate of 0.80% on the first $50 million in net assets it manages, decreasing to 0.60% on the next $50 million in net assets, and further decreasing to 0.50% of net assets in excess of $100 million. The sub advisory fee, payable to Eagle, is equal to an annual rate of 0.60% on the first $100 million in net assets it manages and then decreasing to 0.50% of net assets in excess of $100 million.

(8)	Derivative Instruments

Information concerning the types of derivatives in which the International Fund invests, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives in the International Fund by location as presented in the Statements of Assets and Liabilities as of June 30, 2011:

ASSETS			LIABILITIES
Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Counterparty
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$13,569	Unrealized depreciation on forward foreign currency exchange contracts	$37,240	Northern Trust

The following tables set forth by primary risk exposure the International Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the period ended June 30, 2011:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS			CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERVIATIVE CONTRACTS
Derivative Type	Statements of Operations Location	Value	Derivative Type	Statements of Operations Location	Value
Forward foreign currency exchange contracts	Net realized loss on forward foreign currency exchange contracts	$(14,675)	Forward foreign currency exchange contracts	Net change in unrealized depreciation on forward foreign currency exchange contracts	$(28,718)

34	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

The following table presents the volume of derivative activity for the period ended June 30, 2011. Derivative activity during the period is measured by number of transactions during the period and average notional amount for foreign exchange contracts.

	Foreign Exchange Contracts
	Number of Transactions	Average Notional Amount
Clearwater International Fund	831	$48,337

(9)	Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded there are no recognized or non-recognized subsequent events that require financial statement disclosure and/or adjustments to the financial statements.

(10)	Other

On May 14, 2011, a special meeting of the shareholders of the Clearwater Investment Trust was held where the following proposals were approved by a majority of shareholders:

	1)	The election of members of the Board of Trustees for an indefinite term as follows:

	Votes For	Votes Withheld	Abstentions

James E. Johnson	94,076,565	0	0

Edward R. Titcomb, III	94,076,565	0	0

Charles W. Rasmussen	94,076,565	0	0

Laura E. Rasmussen	94,076,565	0	0

Justin H. Weyerhaeuser	94,076,565	0	0

Frederick T. Weyerhaeuser	94,076,565	0	0

George H. Weyerhaeuser	94,076,565	0	0

2)	The approval of a new subadvisory agreement with Fiduciary Counselling, Inc:

Votes For	Votes Withheld	Abstentions

94,076,565	0	0

35	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2011

3)

The approval of an amendment to the advisory agreement for the Clearwater Growth Fund to increase the management fee to 0.90%. (Note: Only shareholders of the Clearwater Growth Fund were eligible to vote on this.):

Votes For	Votes Withheld	Abstentions

11,110,667	4,245	421

Subsequent to the meeting of the shareholders of the Clearwater Investment Trust, and effective June 1, 2011, Clearwater Management Company reduced its management fee for the Clearwater Growth Fund through a voluntary waiver to 0.60%.

36	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights (unaudited)

June 30, 2011

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30, 2011	Year ended December 31,
Growth Fund		2010	2009	2008	2007	2006

Net asset value, beginning of period	$26.38	23.40	18.60	30.57	29.47	26.03

Income from investment operations:
Net investment income	0.16	0.38	0.39	0.51	0.48	0.40
Net realized and unrealized gains (losses)	1.05	2.99	4.78	(11.96)	1.10	3.44

Total from investment operations	1.21	3.37	5.17	(11.45)	1.58	3.84
Less distributions:
Dividends from net investment income	—	(0.39)	(0.37)	(0.52)	(0.48)	(0.40)
Total distributions	—	(0.39)	(0.37)	(0.52)	(0.48)	(0.40)
Net asset value, end of period	$27.59	26.38	23.40	18.60	30.57	29.47

Total return (a)	4.6%	14.4%	27.9%	(37.5)%	5.4%	14.8%

Net assets, end of period (000s omitted)	$358,657	344,270	293,188	197,263	330,991	291,513

Ratio of expenses, net of waivers, to average net assets (b) (c) (d) (e)	0.47%	0.30%	0.28%	0.28%	0.28%	0.31%

Ratio of expenses, before waivers, to average net assets (b) (c) (d) (e)	0.52%	0.45%	0.45%	0.45%	0.45%	0.45%

Ratio of net investment income, net of waivers, to average net assets (b) (c) (e)	1.20%	1.60%	1.98%	1.92%	1.61%	1.56%

Ratio of net investment income, before waivers, to average net assets (b) (c) (e)	1.15%	1.45%	1.81%	1.75%	1.44%	1.42%

Portfolio turnover rate (excluding short-term securities)	12.93%	43.65%	21.83%	14.71%	17.99%	5.24%

(a)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods less than one year.

(b)	Effective June 1, 2011, the investment advisory fee, net of a voluntary waiver, increased to 0.60%.

(c)	Effective December 1, 2010, the investment adviser discontinued the voluntary waiver previously in effect.

(d)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)	Annualized for periods less than one year.

CLEARWATER INVESTMENT TRUST

Financial Highlights (unaudited)

June 30, 2011

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30, 2011	Year ended December 31,
Small Cap Fund		2010	2009	2008	2007	2006

Net asset value, beginning of period	$18.70	14.41	10.39	16.68	18.71	18.09

Income from investment operations:
Net investment income (loss)	—	—	—	0.05	—	(0.04)
Net realized and unrealized gains (losses)	1.75	4.31	4.02	(6.29)	0.58	3.13

Total from investment operations	1.75	4.31	4.02	(6.24)	0.58	3.09
Less distributions:
Distributions from net investment income	—	(0.02)	—	(0.05)	—	—
Distributions from net realized gains	—	—	—	—	(2.61)	(2.47)

Total distributions	—	(0.02)	—	(0.05)	(2.61)	(2.47)

Net asset value, end of period	$20.45	18.70	14.41	10.39	16.68	18.71

Total return (a)	9.4%	30.0%	38.7%	(37.4)%	3.1%	17.1%

Net assets, end of period (000s omitted)	$270,449	256,237	214,335	120,846	246,987	253,846

Ratio of expenses, net of waivers, to average net assets (b) (c) (d)	0.96%	0.95%	0.95%	0.95%	0.98%	1.03%

Ratio of expenses, before waivers, to average net assets (b) (c) (d)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss), net of waivers, to average net assets (b) (d)	0.02%	(0.02)%	(0.04)%	0.32%	—%	(0.23)%

Ratio of net investment loss, before waivers, to average net assets (b) (d)	(0.37)%	(0.42)%	(0.44)%	(0.08)%	(0.37)%	(0.55)%

Portfolio turnover rate (excluding short-term securities)	33.18%	71.05%	95.13%	117.12%	115.19%	69.57%

(a)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods less than one year.

(b)	Effective June 1, 2011, the investment adviser reduced the voluntary waiver to 0.35%.

(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Annualized for periods less than one year.

38	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights (unaudited)

June 30, 2011

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

Tax-Exempt Bond Fund	June 30, 2011	Year ended December 31,
		2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.06	9.25	8.09	9.64	10.06	10.00

Income from investment operations:
Net investment income	0.23	0.47	0.47	0.46	0.46	0.43
Net realized and unrealized gains (losses)	0.18	(0.19)	1.16	(1.55)	(0.42)	0.06

Total from investment operations	0.41	0.28	1.63	(1.09)	0.04	0.49
Less distributions:
Distributions from net investment income	(0.23)	(0.47)	(0.47)	(0.46)	(0.46)	(0.43)

Total distributions	(0.23)	(0.47)	(0.47)	(0.46)	(0.46)	(0.43)

Net asset value, end of period	$9.24	9.06	9.25	8.09	9.64	10.06

Total return (a)	4.6%	3.0%	20.6%	(11.8)%	0.6%	5.3%

Net assets, end of period (000s omitted)	$522,267	516,202	542,394	370,848	337,395	283,745

Ratio of expenses, net of waivers, to average net assets (b) (c)	0.36%	0.36%	0.36%	0.37%	0.38%	0.42%

Ratio of expenses, before waivers, to average net assets (b) (c)	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of net investment income, net of waivers, to average net assets (c)	5.10%	5.00%	5.34%	5.03%	4.75%	4.66%

Ratio of net investment income, before waivers, to average net assets (c)	4.86%	4.76%	5.10%	4.80%	4.53%	4.48%

Portfolio turnover rate (excluding short-term securities)	14.08%	28.95%	22.90%	32.20%	27.58%	40.20%

(a)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods less than one year.

(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Annualized for periods less than one year.

39	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights (unaudited)

June 30, 2011

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the year or period ended and selected information for each year or period ended is as follows:

International Fund	June 30, 2011	Year ended December 31, 2010	Period ended December 31, 2009 (e)(f)

Net asset value, beginning of period	$14.33	13.16	10.00

Income from investment operations:
Net investment income	0.21	0.23	0.19
Net realized and unrealized gains	0.48	1.27	3.35

Total from investment operations	0.69	1.50	3.54
Less distributions:
Distributions from net investment income	—	(0.23)	(0.18)
Distributions from net realized gains	—	(0.10)	(0.20)

Total distributions	—	(0.33)	(0.38)

Net asset value, end of period	$15.02	14.33	13.16

Total return (a)	4.8%	11.4%	35.5%

Net assets, end of period (000s omitted)	$364,414	346,415	292,902

Ratio of expenses, net of waivers, to average net assets (b) (c) (d)	0.79%	0.80%	0.92%

Ratio of expenses, before waivers, to average net assets (b) (c) (d)	1.00%	1.00%	1.00%

Ratio of net investment income, net of waivers, to average net assets (b) (d)	2.88%	1.77%	1.74%

Ratio of net investment income, before waivers, to average net assets (b) (d)	2.67%	1.57%	1.66%

Portfolio turnover rate (excluding short-term securities)	16.35%	30.82%	35.33%

(a)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods less than one year.

(b)	Effective June 1, 2011, the investment adviser increased the voluntary waiver to 0.25%.

(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

40	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights (unaudited)

June 30, 2011

(d)	Annualized for periods less than one year.

(e)	Commenced investment operations on February 5, 2009.

(f)	Net investment income for the period ended was calculated using the average shares outstanding method.

41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
2,300	ABERCROMBIE & FITCH CO., CLASS A	$50,218	153,916
1,500	ADVANCE AUTO PARTS, INC.	53,557	87,735
6,150	AMAZON.COM, INC.(b)	274,722	1,257,614
3,300	AMERICAN EAGLE OUTFITTERS, INC.	33,099	42,075
600	APOLLO GROUP, INC., CLASS A(b)	25,248	26,208
5,725	ASBURY AUTOMOTIVE GROUP, INC.(b)	90,232	106,084
1,100	AUTOLIV, INC.(c)	19,410	86,295
500	AUTOZONE, INC.(b)	32,038	147,425
4,575	BED BATH & BEYOND, INC.(b)	120,780	267,043
4,800	BEST BUY CO., INC.	84,882	150,768
1,400	BIG LOTS, INC.(b)	15,477	46,410
2,200	BORGWARNER, INC.(b)	51,799	177,738
3,150	BRINKER INTERNATIONAL, INC.	42,352	77,049
6,400	CABLEVISION SYSTEMS CORP. (NEW YORK GROUP), CLASS A	85,854	231,744
1,600	CAREER EDUCATION CORP.(b)	26,824	33,840
4,168	CARMAX, INC.(b)	50,984	137,836
7,800	CARNIVAL CORP.	234,585	293,514
6,043	CBS CORP., CLASS B (NON VOTING)	52,350	172,165
2,700	CHICO’S FAS, INC.	25,286	41,121
11,800	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A(b)	98,115	149,860
5,000	COACH, INC.	19,161	319,650
40,400	COMCAST CORP., CLASS A	640,413	1,023,736
4,600	D.R. HORTON, INC.	22,057	52,992
2,300	DARDEN RESTAURANTS, INC.	47,909	114,448
678	DEVRY, INC.	31,924	40,090
1,500	DICK’S SPORTING GOODS, INC.(b)	24,802	57,675
14,821	DIRECTV, CLASS A(b)	174,284	753,203
3,350	DOLLAR TREE, INC.(b)	61,517	223,177
1,700	EDUCATION MANAGEMENT CORP.(b)	40,800	40,698
4,420	EXPEDIA, INC.	80,994	128,136
500	FAMILY DOLLAR STORES, INC.	12,652	26,280
1,300	FEDERAL-MOGUL CORP.(b)	26,143	29,679
3,000	FOOT LOCKER, INC.	40,394	71,280
51,663	FORD MOTOR CO.(b)	250,257	712,433
4,300	FORTUNE BRANDS, INC.	149,332	274,211
4,600	GAMESTOP CORP., CLASS A(b)	34,643	122,682
3,100	GANNETT CO., INC.	25,746	44,392
5,600	GAP (THE), INC.	81,296	101,360
4,500	GARMIN LTD.(c)	104,221	148,635
7,200	GENERAL MOTORS CO.(b)	212,616	218,592
7,500	GENTEX CORP.	106,860	226,725
3,450	GENUINE PARTS CO.	102,424	187,680
3,900	GOODYEAR TIRE & RUBBER (THE) CO.(b)	58,227	65,403
800	GUESS?, INC.	27,580	33,648
13,400	H&R BLOCK, INC.	148,233	214,936
500	HANESBRANDS, INC.(b)	10,750	14,275
6,750	HARLEY-DAVIDSON, INC.	39,547	276,548
4,300	HARMAN INTERNATIONAL INDUSTRIES, INC.	74,798	195,951
400	HASBRO, INC.	10,206	17,572
33,825	HOME DEPOT, INC.	22,060	1,225,142
2,500	INTERNATIONAL GAME TECHNOLOGY	29,762	43,950
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	195,000
1,300	ITT EDUCATIONAL SERVICES, INC.(b)	52,038	101,712
1,700	J.C. PENNEY CO., INC.	48,887	58,718
3,100	JARDEN CORP.	77,025	106,981
35,400	JOHNSON CONTROLS, INC.	1,013,625	1,474,764
7,750	KOHL’S CORP.	86,000	387,577
2,800	LAMAR ADVERTISING CO., CLASS A(b)	29,498	76,636
5,738	LAS VEGAS SANDS CORP.(b)	39,736	242,201
800	LEAR CORP.	31,536	42,784
2,500	LEGGETT & PLATT, INC.	48,888	60,950
4,700	LENNAR CORP., CLASS A	64,338	85,305
5,800	LIBERTY GLOBAL, INC., CLASS A(b)	103,484	261,232
4,440	LIBERTY MEDIA CORP. - CAPITAL, CLASS A(b)	22,396	380,730
9,800	LIBERTY MEDIA CORP. - INTERACTIVE, CLASS A(b)	30,625	164,346

See accompanying notes to the financial statements.	42

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
672	LIBERTY MEDIA CORP. - STARZ, CLASS A(b)	$7,680	50,561
6,190	LIMITED BRANDS, INC.	70,745	238,005
43,500	LOWE’S COS., INC.	812,128	1,013,985
3,100	MACY’S, INC.	29,714	90,644
1,600	MADISON SQUARE GARDEN (THE), INC., CLASS A(b)	18,242	44,048
62,715	MARKS & SPENCER GROUP PLC ADR(c)(d)	731,006	723,731
4,969	MARRIOTT INTERNATIONAL, INC., CLASS A	63,668	176,350
4,200	MATTEL, INC.	75,213	115,458
16,400	MCDONALD’S CORP.	370,761	1,382,848
4,700	MCGRAW-HILL (THE) COS., INC.	121,958	196,977
7,000	MGM RESORTS INTERNATIONAL(b)	61,970	92,470
1,400	MORNINGSTAR, INC.	57,577	85,092
400	NETFLIX, INC.(b)	98,256	105,076
34,000	NEWS CORP., CLASS A	354,723	601,800
4,400	NIKE, INC., CLASS B	126,358	395,912
4,300	NORDSTROM, INC.	45,233	201,842
100	NVR, INC.(b)	51,542	72,548
2,395	OMNICOM GROUP, INC.	60,312	115,343
2,300	O’REILLY AUTOMOTIVE, INC.(b)	69,868	150,673
1,500	PANERA BREAD CO., CLASS A(b)	69,668	188,490
2,600	PETSMART, INC.	55,966	117,962
700	PHILLIPS-VAN HEUSEN CORP.	26,253	45,829
1,500	POLO RALPH LAUREN CORP.	31,320	198,915
600	PRICELINE.COM, INC.(b)	55,053	307,158
1,700	RADIOSHACK CORP.	20,714	22,627
69,480	REGAL ENTERTAINMENT GROUP, CLASS A	931,584	858,078
2,300	ROSS STORES, INC.	36,395	184,276
2,900	ROYAL CARIBBEAN CRUISES LTD.(b)	48,744	109,156
600	SCRIPPS NETWORKS INTERACTIVE, INC., CLASS A	21,337	29,328
1,227	SEARS HOLDINGS CORP.(b)	78,518	87,657
12,600	SERVICE CORP. INTERNATIONAL	90,438	147,168
2,600	SIGNET JEWELERS LTD.(b)(c)	52,469	121,706
62,200	SIRIUS XM RADIO, INC.(b)	120,046	136,218
9,450	STAPLES, INC.	119,696	149,310
15,750	STARBUCKS CORP.	204,658	621,968
810	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.	17,520	45,392
12,200	TARGET CORP.	353,658	572,302
2,800	TESLA MOTORS, INC.(b)	72,856	81,564
1,900	THOR INDUSTRIES, INC.	22,315	54,796
4,200	TIFFANY & CO.	122,192	329,784
6,279	TIME WARNER CABLE, INC.	208,890	490,013
21,833	TIME WARNER, INC.	498,014	794,066
5,047	TJX CO., INC.	86,033	265,119
600	TOLL BROTHERS, INC.(b)	10,347	12,444
800	TRW AUTOMOTIVE HOLDINGS CORP.(b)	18,216	47,224
3,227	URBAN OUTFITTERS, INC.(b)	61,562	90,840
1,700	VF CORP.	87,065	184,552
8,457	VIACOM, INC., CLASS B	218,419	431,307
5,300	VIRGIN MEDIA, INC.	78,460	158,629
800	VISTEON CORP.(b)	52,808	54,728
29,960	WALT DISNEY (THE) CO.	587,935	1,169,638
2,300	WHIRLPOOL CORP.	98,184	187,036
5,475	WYNDHAM WORLDWIDE CORP.	24,501	184,234
1,600	WYNN RESORTS LTD.	42,372	229,664
9,016	YUM! BRANDS, INC.	78,831	498,044
		13,798,437	29,391,140	8.19%
Consumer Staples:
30,100	ALTRIA GROUP, INC.	137,687	794,941
41,550	ARCHER-DANIELS-MIDLAND CO.	1,175,362	1,252,733
5,062	AVON PRODUCTS, INC.	99,766	141,736
1,900	BJ’S WHOLESALE CLUB, INC.(b)	62,368	95,665
1,944	BROWN-FORMAN CORP., CLASS B	57,343	145,197
12,900	BUNGE LTD.	835,931	889,455
600	CAMPBELL SOUP CO.	16,020	20,730
4,000	CHURCH & DWIGHT CO., INC.	100,310	162,160
3,000	CLOROX CO.	154,515	202,320

See accompanying notes to the financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
32,261	COCA-COLA (THE) CO.	$992,260	2,170,843
2,300	COCA-COLA ENTERPRISES, INC.	39,664	67,114
7,390	COLGATE-PALMOLIVE CO.	422,681	645,960
6,000	CONAGRA FOODS, INC.	123,690	154,860
6,000	CONSTELLATION BRANDS, INC., CLASS A(b)	88,385	124,920
1,300	CORN PRODUCTS INTERNATIONAL, INC.	29,972	71,864
35,535	COSAN LTD., CLASS A(c)	490,821	436,725
7,800	COSTCO WHOLESALE CORP.	237,671	633,672
47,222	CVS CAREMARK CORP.	1,100,617	1,774,603
21,400	DEAN FOODS CO.(b)	217,424	262,578
14,590	DIAGEO PLC ADR(c)(d)	1,054,739	1,194,483
6,000	DR PEPPER SNAPPLE GROUP, INC.	125,060	251,580
397	ENERGIZER HOLDINGS, INC.(b)	20,533	28,727
1,867	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	196,390
1,800	FLOWERS FOODS, INC.	25,434	39,672
12,400	GENERAL MILLS, INC.	277,056	461,528
2,400	GREEN MOUNTAIN COFFEE ROASTERS, INC.(b)	44,948	214,224
3,000	H.J. HEINZ CO.	93,909	159,840
900	HANSEN NATURAL CORP.(b)	30,956	72,855
3,800	HERBALIFE LTD.(c)	52,204	219,032
1,700	HERSHEY (THE) CO.	62,742	96,645
2,400	HORMEL FOODS CORP.	43,206	71,544
1,600	J.M. SMUCKER (THE) CO.	64,617	122,304
2,300	KELLOGG CO.	99,285	127,236
4,050	KIMBERLY-CLARK CORP.	202,323	269,568
50,838	KRAFT FOODS, INC., CLASS A	1,178,532	1,791,023
14,600	KROGER (THE) CO.	250,327	362,080
1,374	LORILLARD, INC.	34,726	149,587
800	MCCORMICK & CO., INC. (NON VOTING)	24,815	39,656
2,200	MEAD JOHNSON NUTRITION CO.	103,422	148,610
1,800	MOLSON COORS BREWING CO., CLASS B	54,437	80,532
28,500	PEPSICO, INC.	1,083,080	2,007,255
34,432	PHILIP MORRIS INTERNATIONAL, INC.	359,253	2,299,025
50,760	PROCTER & GAMBLE (THE) CO.	914,509	3,226,813
3,000	REYNOLDS AMERICAN, INC.	29,474	111,150
87,619	SAFEWAY, INC.	1,847,483	2,047,656
13,350	SARA LEE CORP.	110,338	253,516
4,400	SMITHFIELD FOODS, INC.(b)	81,906	96,228
6,800	SUPERVALU, INC.	49,640	63,988
7,900	SYSCO CORP.	121,025	246,322
5,927	TYSON FOODS, INC., CLASS A	52,174	115,102
45,420	UNILEVER N.V. (REGISTERED)(c)	1,366,228	1,492,047
21,050	WALGREEN CO.	255,880	893,783
22,396	WAL-MART STORES, INC.	901,899	1,190,123
4,400	WHOLE FOODS MARKET, INC.	116,393	279,180
		17,585,983	30,467,380	8.49%
Energy:
3,142	ALPHA NATURAL RESOURCES, INC.(b)	81,932	142,772
10,646	ANADARKO PETROLEUM CORP.	387,404	817,187
13,291	APACHE CORP.	922,542	1,639,977
4,900	ARCH COAL, INC.	44,088	130,634
1,700	ATWOOD OCEANICS, INC.(b)	51,221	75,021
3,300	BAKER HUGHES, INC.	131,950	239,448
58,000	BP PLC ADR(c)(d)	2,621,492	2,568,820
900	BRIGHAM EXPLORATION CO.(b)	23,166	26,937
1,504	CABOT OIL & GAS CORP.	38,739	99,730
4,800	CAMERON INTERNATIONAL CORP.(b)	124,988	241,392
4,500	CHESAPEAKE ENERGY CORP.	43,650	133,605
34,095	CHEVRON CORP.	1,499,394	3,506,330
46,800	CLOUD PEAK ENERGY, INC.(b)	1,063,535	996,840
1,700	CONCHO RESOURCES, INC.(b)	49,632	156,145
28,544	CONOCOPHILLIPS	742,755	2,146,223
5,431	CONSOL ENERGY, INC.	148,332	263,295
1,000	CONTINENTAL RESOURCES, INC.(b)	20,765	64,910
9,300	DENBURY RESOURCES, INC.(b)	88,950	186,000
42,400	DEVON ENERGY CORP.	2,850,733	3,341,544
400	DIAMOND OFFSHORE DRILLING, INC.	24,190	28,164
3,000	DRESSER-RAND GROUP, INC.(b)	98,595	161,250

See accompanying notes to the financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
17,400	EL PASO CORP.	$139,789	351,480
19,248	ENSCO PLC ADR(c)(d)	941,422	1,025,912
22,430	ENTERPRISE PRODUCTS PARTNERS L.P.	928,214	969,200
6,200	EOG RESOURCES, INC.	160,571	648,210
4,000	EQT CORP.	132,900	210,080
1,900	EXCO RESOURCES, INC.	24,044	33,535
84,051	EXXON MOBIL CORP.	3,317,381	6,840,070
2,400	FMC TECHNOLOGIES, INC.(b)	33,690	107,496
15,158	HALLIBURTON CO.	274,762	773,058
3,100	HELMERICH & PAYNE, INC.	39,003	204,972
2,400	HESS CORP.	144,486	179,424
2,000	HOLLY CORP.(b)	52,098	138,800
43,395	KINDER MORGAN, INC.(b)	1,344,193	1,246,738
21,250	MAGELLAN MIDSTREAM PARTNERS L.P.	1,186,722	1,269,262
14,586	MARATHON OIL CORP.	439,642	768,390
5,500	MCDERMOTT INTERNATIONAL, INC.(b)	36,783	108,955
4,400	MURPHY OIL CORP.	127,603	288,904
8,722	NATIONAL OILWELL VARCO, INC.	214,854	682,148
5,142	NEWFIELD EXPLORATION CO.(b)	222,527	349,759
4,200	NOBLE ENERGY, INC.	158,332	376,446
22,540	OCCIDENTAL PETROLEUM CORP.	603,103	2,345,062
3,400	OCEANEERING INTERNATIONAL, INC.	87,014	137,700
39,475	OVERSEAS SHIPHOLDING GROUP, INC.	1,415,826	1,063,457
3,500	PEABODY ENERGY CORP.	69,937	206,185
1,900	PETROHAWK ENERGY CORP.(b)	43,054	46,873
3,200	PIONEER NATURAL RESOURCES CO.	48,507	286,624
64,300	PLAINS EXPLORATION & PRODUCTION CO.(b)	2,339,331	2,451,116
56,000	QEP RESOURCES, INC.	1,966,765	2,342,480
3,700	RANGE RESOURCES CORP.	128,866	205,350
700	ROWAN COS., INC.(b)	19,887	27,167
21,000	SANDRIDGE ENERGY, INC.(b)	131,949	223,860
20,600	SCHLUMBERGER LTD.	579,055	1,779,840
9,300	SOUTHWESTERN ENERGY CO.(b)	163,645	398,784
10,954	SPECTRA ENERGY CORP.	155,906	300,249
2,400	SUNOCO, INC.	50,440	100,104
1,100	TEEKAY CORP.(c)	31,416	33,968
18,175	TIDEWATER, INC.	922,000	977,997
14,210	VALERO ENERGY CORP.	172,650	363,350
19,400	WEATHERFORD INTERNATIONAL LTD.(b)(c)	279,488	363,750
2,600	WHITING PETROLEUM CORP.(b)	73,761	147,966
44,840	WILLIAMS (THE) COS., INC.	1,073,878	1,356,410
		31,333,547	48,697,355	13.58%
Financials:
6,000	ACE LTD.(c)	317,873	394,920
800	AFFILIATED MANAGERS GROUP, INC.(b)	48,196	81,160
9,850	AFLAC, INC.	262,100	459,798
700	ALEXANDRIA REAL ESTATE EQUITIES, INC.	24,992	54,194
2,700	ALLIED WORLD ASSURANCE CO. HOLDINGS LTD.(c)	86,630	155,466
5,600	AMERICAN CAPITAL LTD.(b)	50,064	55,608
19,433	AMERICAN EXPRESS CO.	587,716	1,004,686
1,800	AMERICAN FINANCIAL GROUP, INC.	29,745	64,242
4,800	AMERICAN INTERNATIONAL GROUP, INC.(b)	134,544	140,736
22,580	AMERICAN INTERNATIONAL GROUP, INC., (FRACTIONAL SHARES)(b)	-	-
300	AMERICAN NATIONAL INSURANCE CO.	22,617	23,250
3,591	AMERIPRISE FINANCIAL, INC.	94,747	207,129
8,100	ANNALY CAPITAL MANAGEMENT, INC.	137,412	146,124
6,348	AON CORP.	173,358	325,652
3,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	39,421	92,623
4,800	ARCH CAPITAL GROUP LTD.(b)(c)	101,982	153,216
9,600	ARES CAPITAL CORP.	153,408	154,272
1,600	ARTHUR J. GALLAGHER & CO.	34,040	45,664
2,000	ASPEN INSURANCE HOLDINGS LTD.(c)	45,330	51,460
1,900	ASSOCIATED BANC-CORP	25,403	26,410
2,500	ASSURANT, INC.	60,538	90,675
5,500	ASSURED GUARANTY LTD.(c)	75,350	89,705
734	AVALONBAY COMMUNITIES, INC.	31,138	94,246

See accompanying notes to the financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
77,375	BANCORPSOUTH, INC.	$1,078,319	960,224
309,118	BANK OF AMERICA CORP.	5,244,403	3,387,933
7,701	BANK OF NEW YORK MELLON (THE) CORP.	196,275	197,300
43,422	BB&T CORP.	1,082,454	1,165,446
23,800	BERKSHIRE HATHAWAY, INC., CLASS B(b)	1,945,344	1,841,882
1,142	BLACKROCK, INC.	202,635	219,047
3,388	BOSTON PROPERTIES, INC.	171,468	359,670
10,800	BRANDYWINE REALTY TRUST	123,876	125,172
1,100	BRE PROPERTIES, INC.	25,470	54,868
2,600	BROWN & BROWN, INC.	50,447	66,716
900	CAMDEN PROPERTY TRUST	24,532	57,258
30,947	CAPITAL ONE FINANCIAL CORP.	1,320,289	1,599,031
16,000	CAPITALSOURCE, INC.	78,868	103,200
3,700	CB RICHARD ELLIS GROUP, INC., CLASS A(b)	76,535	92,907
1,000	CBOE HOLDINGS, INC.	23,780	24,600
21,400	CHARLES SCHWAB (THE) CORP.	186,608	352,030
7,700	CHIMERA INVESTMENT CORP.	25,064	26,642
2,700	CHUBB CORP.	86,607	169,047
4,900	CIT GROUP, INC.(b)	183,899	216,874
127,184	CITIGROUP, INC.	5,483,440	5,295,942
1,300	CITY NATIONAL CORP.	47,574	70,525
673	CME GROUP, INC.	127,814	196,240
2,800	COMERICA, INC.	96,012	96,796
900	CORPORATE OFFICE PROPERTIES TRUST	24,642	27,999
2,800	DEVELOPERS DIVERSIFIED REALTY CORP.	39,032	39,480
900	DIGITAL REALTY TRUST, INC.	46,570	55,602
16,287	DISCOVER FINANCIAL SERVICES	233,079	435,677
2,800	DOUGLAS EMMETT, INC.	22,554	55,692
1,800	DUKE REALTY CORP.	23,828	25,218
4,000	E*TRADE FINANCIAL CORP.(b)	55,160	55,200
4,600	EAST WEST BANCORP, INC.	78,953	92,966
900	ENDURANCE SPECIALTY HOLDINGS LTD.(c)	25,106	37,197
5,416	EQUITY RESIDENTIAL	174,162	324,960
400	ERIE INDEMNITY CO., CLASS A	26,912	28,288
1,800	EVEREST RE GROUP LTD.(c)	138,681	147,150
900	FEDERAL REALTY INVESTMENT TRUST	48,473	76,662
800	FEDERATED INVESTORS, INC., CLASS B	17,620	19,072
17,400	FIFTH THIRD BANCORP	138,329	221,850
600	FIRST CITIZENS BANCSHARES, INC., CLASS A	86,506	112,332
95,534	FIRST HORIZON NATIONAL CORP. (FRACTIONAL SHARES)(b)	-	-
50,000	FIRST INTERSTATE BANCSYSTEM, INC.	721,385	737,000
3,200	FIRST NIAGARA FINANCIAL GROUP, INC.	37,456	42,240
25,800	FIRST REPUBLIC BANK(b)	717,366	832,824
2,200	FOREST CITY ENTERPRISES, INC., CLASS A(b)	39,622	41,074
3,359	FRANKLIN RESOURCES, INC.	189,834	441,003
5,900	FULTON FINANCIAL CORP.	63,212	63,189
9,000	GENERAL GROWTH PROPERTIES, INC.	148,230	150,210
117,800	GENWORTH FINANCIAL, INC., CLASS A(b)	1,427,195	1,210,984
9,900	GOLDMAN SACHS GROUP (THE), INC.	871,368	1,317,591
700	GREEN DOT CORP., CLASS A(b)	22,134	23,786
5,900	HARTFORD FINANCIAL SERVICES GROUP, INC.	117,288	155,583
1,000	HCC INSURANCE HOLDINGS, INC.	24,155	31,500
7,100	HCP, INC.	113,708	260,499
400	HEALTH CARE REIT, INC.	14,104	20,972
8,700	HOSPITALITY PROPERTIES TRUST	185,013	210,975
10,122	HOST HOTELS & RESORTS, INC.	69,685	171,568
678	HOWARD HUGHES (THE) CORP.(b)	20,502	44,097
9,100	HUDSON CITY BANCORP, INC.	74,484	74,529
11,100	HUNTINGTON BANCSHARES, INC.	51,226	72,816
117,550	INLAND REAL ESTATE CORP.	1,021,082	1,037,966
1,600	INTERACTIVE BROKERS GROUP, INC., CLASS A	26,128	25,040
1,100	INTERCONTINENTALEXCHANGE, INC.(b)	132,704	137,181
4,000	INVESCO LTD.	61,778	93,600
4,800	JEFFERIES GROUP, INC.	101,576	97,920
300	JONES LANG LASALLE, INC.	17,290	28,290
71,046	JPMORGAN CHASE & CO.	1,879,857	2,908,623

See accompanying notes to the financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
15,200	KEYCORP	$106,414	126,616
6,601	KIMCO REALTY CORP.	77,824	123,043
3,852	LEGG MASON, INC.	55,351	126,192
1,100	LEUCADIA NATIONAL CORP.	36,190	37,510
1,100	LIBERTY PROPERTY TRUST	24,364	35,838
4,948	LINCOLN NATIONAL CORP.	132,869	140,969
6,000	LOEWS CORP.	131,444	252,540
700	M&T BANK CORP.	50,526	61,565
5,123	MACERICH (THE) CO.	127,297	274,080
5,200	MACK-CALI REALTY CORP.	154,599	171,288
600	MARKEL CORP.(b)	203,366	238,086
7,178	MARSH & MCLENNAN COS., INC.	174,543	223,882
9,199	MARSHALL & ILSLEY CORP.	66,892	73,316
7,800	MBIA, INC.(b)	38,883	67,782
1,300	MERCURY GENERAL CORP.	38,018	51,337
10,800	METLIFE, INC.	327,156	473,796
3,200	MOODY’S CORP.	119,360	122,720
39,158	MORGAN STANLEY	993,888	901,026
2,400	MSCI, INC., CLASS A(b)	68,930	90,432
4,500	NASDAQ OMX GROUP (THE), INC.(b)	107,280	113,850
8,949	NEW YORK COMMUNITY BANCORP, INC.	102,889	134,146
1,902	NORTHERN TRUST CORP.	76,509	87,416
5,800	NYSE EURONEXT	186,973	198,766
4,700	OLD REPUBLIC INTERNATIONAL CORP.	53,076	55,225
100	PARTNERRE LTD.(c)	6,532	6,885
4,031	PEOPLE’S UNITED FINANCIAL, INC.	50,719	54,176
5,085	PLUM CREEK TIMBER CO., INC.	128,128	206,146
26,500	PNC FINANCIAL SERVICES GROUP, INC.	1,336,052	1,579,665
32,200	POPULAR, INC.(b)(c)	71,645	88,872
2,500	PRINCIPAL FINANCIAL GROUP, INC.	55,992	76,050
6,048	PROGRESSIVE (THE) CORP.	80,691	129,306
3,169	PROLOGIS, INC.	73,863	113,577
4,200	PROTECTIVE LIFE CORP.	68,949	97,146
8,500	PRUDENTIAL FINANCIAL, INC.	257,378	540,515
1,091	PUBLIC STORAGE	67,691	124,385
27,175	RAYMOND JAMES FINANCIAL, INC.	843,560	873,676
4,648	RAYONIER, INC.	104,763	303,747
2,700	REALTY INCOME CORP.	64,485	90,423
3,900	REGENCY CENTERS CORP.	97,960	171,483
28,699	REGIONS FINANCIAL CORP.	133,361	177,934
2,900	RENAISSANCERE HOLDINGS LTD.(c)	136,230	202,855
5,400	SEI INVESTMENTS CO.	74,937	121,554
63,825	SELECTIVE INSURANCE GROUP, INC.	1,124,879	1,038,433
2,500	SENIOR HOUSING PROPERTIES TRUST	48,016	58,525
3,595	SIMON PROPERTY GROUP, INC.	157,583	417,847
1,500	SL GREEN REALTY CORP.	32,887	124,305
6,500	SLM CORP.	56,402	109,265
800	STANCORP FINANCIAL GROUP, INC.	33,064	33,752
6,335	STATE STREET CORP.	251,621	285,645
14,334	SUNTRUST BANKS, INC.	249,943	369,817
52,395	SYMETRA FINANCIAL CORP.	647,597	703,665
6,349	T. ROWE PRICE GROUP, INC.	125,884	383,099
2,100	TAUBMAN CENTERS, INC.	62,222	124,320
3,900	TCF FINANCIAL CORP.	33,574	53,820
5,566	TD AMERITRADE HOLDING CORP.	85,425	108,593
3,400	TORCHMARK CORP.	138,961	218,076
24,125	TRANSATLANTIC HOLDINGS, INC.	1,266,902	1,182,366
10,688	TRAVELERS (THE) COS., INC.	378,568	623,965
30,785	U.S. BANCORP	618,521	785,325
2,400	UDR, INC.	24,876	58,920
4,000	UNITRIN, INC.	101,606	118,680
34,100	UNUM GROUP	732,230	868,868
1,100	VALIDUS HOLDINGS LTD.(c)	23,556	34,045
2,700	VALLEY NATIONAL BANCORP	36,261	36,747
1,800	VENTAS, INC.	73,053	94,878
2,900	VORNADO REALTY TRUST	206,691	270,222
1,106	W.R. BERKLEY CORP.	29,276	35,879
2,900	WADDELL & REED FINANCIAL, INC., CLASS A	75,335	105,415

See accompanying notes to the financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
5,200	WASHINGTON FEDERAL, INC.	$71,016	85,436
1,900	WEINGARTEN REALTY INVESTORS	25,127	47,804
81,700	WELLS FARGO & CO.	1,054,088	2,292,502
56,000	XL GROUP PLC(c)	1,095,785	1,230,880
2,900	ZIONS BANCORPORATION	67,193	69,629
		45,782,025	53,687,530	14.97%
Health Care:
48,335	ABBOTT LABORATORIES	2,019,428	2,543,388
8,703	AETNA, INC.	122,419	383,715
19,350	AGILENT TECHNOLOGIES, INC.(b)	590,821	988,978
1,800	ALERE, INC.(b)	57,627	65,916
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,088	141,090
5,507	ALLERGAN, INC.	201,259	458,458
7,200	AMERISOURCEBERGEN CORP.	115,968	298,080
21,500	AMGEN, INC.(b)	94,426	1,254,525
3,675	BAXTER INTERNATIONAL, INC.	205,770	219,361
18,470	BAYER A.G. ADR(c)(d)	1,413,454	1,487,943
3,400	BECTON, DICKINSON AND CO.	189,796	292,978
6,550	BIOGEN IDEC, INC.(b)	82,841	700,326
142,600	BOSTON SCIENTIFIC CORP.(b)	1,000,282	985,366
17,100	BRISTOL-MYERS SQUIBB CO.	382,391	495,216
1,700	C.R. BARD, INC.	111,570	186,762
3,400	CARDINAL HEALTH, INC.	102,635	154,428
78,000	CAREFUSION CORP.(b)	1,937,401	2,119,260
6,436	CELGENE CORP.(b)	146,839	388,220
300	CEPHALON, INC.(b)	14,716	23,970
1,800	CERNER CORP.(b)	40,604	109,998
800	CHARLES RIVER LABORATORIES INTERNATIONAL, INC.(b)	24,460	32,520
5,700	CIGNA CORP.	89,680	293,151
700	COVANCE, INC.(b)	31,465	41,559
20,200	COVIDIEN PLC(c)	860,158	1,075,246
1,425	DAVITA, INC.(b)	21,812	123,419
900	DENDREON CORP.(b)	34,704	35,496
3,700	DENTSPLY INTERNATIONAL, INC.	102,582	140,896
3,800	EDWARDS LIFESCIENCES CORP.(b)	118,152	331,284
17,000	ELI LILLY & CO.	582,850	638,010
9,100	EXPRESS SCRIPTS, INC.(b)	173,782	491,218
23,600	FOREST LABORATORIES, INC.(b)	718,717	928,424
19,760	GEN-PROBE, INC.(b)	1,048,654	1,366,404
14,260	GILEAD SCIENCES, INC.(b)	231,726	590,507
6,900	HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A(b)	44,746	74,382
57,235	HEALTHSOUTH CORP.(b)	1,027,752	1,502,419
1,900	HENRY SCHEIN, INC.(b)	86,166	136,021
1,300	HILL-ROM HOLDINGS, INC.	38,228	59,852
1,708	HOLOGIC, INC.(b)	12,625	34,450
6,405	HOSPIRA, INC.(b)	231,083	362,907
3,900	HUMANA, INC.	39,107	314,106
1,400	IDEXX LABORATORIES, INC.(b)	60,410	108,584
700	INTUITIVE SURGICAL, INC.(b)	165,982	260,477
63,101	JOHNSON & JOHNSON	2,820,992	4,197,478
1,931	KINETIC CONCEPTS, INC.(b)	71,019	111,284
800	LABORATORY CORP. OF AMERICA HOLDINGS(b)	18,788	77,432
4,373	LIFE TECHNOLOGIES CORP.(b)	134,809	227,702
2,325	LINCARE HOLDINGS, INC.	46,233	68,053
5,700	MCKESSON CORP.	202,596	476,805
9,756	MEDCO HEALTH SOLUTIONS, INC.(b)	137,776	551,409
37,795	MEDTRONIC, INC.	1,402,750	1,456,241
49,878	MERCK & CO., INC.	1,177,115	1,760,195
1,300	METTLER-TOLEDO INTERNATIONAL, INC.(b)	87,483	219,271
95,000	MYLAN, INC.(b)	1,900,220	2,343,650
7,645	NOVARTIS A.G. ADR(c)(d)	470,415	467,186
1,200	OMNICARE, INC.	29,082	38,268
1,600	PATTERSON COS., INC.	29,864	52,624
3,400	PERKINELMER, INC.	53,706	91,494
2,900	PERRIGO CO.	109,545	254,823
182,125	PFIZER, INC.	1,640,557	3,751,775
1,300	PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.	24,770	34,892
21,565	QUEST DIAGNOSTICS, INC.	1,144,917	1,274,491

See accompanying notes to the financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
4,000	RESMED, INC.(b)	$81,990	123,800
8,639	ST. JUDE MEDICAL, INC.	254,799	411,908
7,200	STRYKER CORP.	119,191	422,568
900	SXC HEALTH SOLUTIONS CORP.(b)	49,977	53,028
16,775	TELEFLEX, INC.	856,456	1,024,281
12,900	TENET HEALTHCARE CORP.(b)	56,566	80,496
7,400	THERMO FISHER SCIENTIFIC, INC.(b)	156,535	476,486
17,202	UNITEDHEALTH GROUP, INC.	273,316	887,279
2,036	UNIVERSAL HEALTH SERVICES, INC., CLASS B	38,822	104,915
36,240	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(c)	1,019,112	1,883,030
5,000	VARIAN MEDICAL SYSTEMS, INC.(b)	184,300	350,100
3,000	VERTEX PHARMACEUTICALS, INC.(b)	74,805	155,970
2,600	WATERS CORP.(b)	60,997	248,924
3,175	WATSON PHARMACEUTICALS, INC.(b)	79,361	218,218
9,249	WELLPOINT, INC.	325,438	728,544
18,274	ZIMMER HOLDINGS, INC.(b)	1,067,649	1,154,917
		30,835,127	48,018,847	13.39%
Industrials:
9,087	3M CO.	561,634	861,902
38,100	ABB LTD. ADR(b)(c)(d)	765,700	988,695
610	AGCO CORP.(b)	23,281	30,110
35,105	AIR LEASE CORP.(b)	955,427	852,700
3,450	AMETEK, INC.	73,220	154,905
1,200	AMR CORP.(b)	6,810	6,480
47,920	AVERY DENNISON CORP.	1,956,921	1,851,150
2,700	BABCOCK & WILCOX (THE) CO.(b)	35,478	74,817
1,700	BE AEROSPACE, INC.(b)	47,626	69,377
17,000	BOEING (THE) CO.	402,135	1,256,810
1,700	BUCYRUS INTERNATIONAL, INC.	47,502	155,822
3,400	C.H. ROBINSON WORLDWIDE, INC.	164,205	268,056
2,200	CARLISLE COS., INC.	45,116	108,306
11,004	CATERPILLAR, INC.	295,368	1,171,486
2,500	CHICAGO BRIDGE & IRON CO. N.V. (REGISTERED)(c)	50,995	97,250
2,500	CINTAS CORP.	70,284	82,575
2,027	CON-WAY, INC.	44,529	78,668
1,400	COOPER INDUSTRIES PLC	60,725	83,538
800	COPA HOLDINGS S.A., CLASS A(c)	32,618	53,392
1,600	CORRECTIONS CORP. OF AMERICA(b)	25,672	34,640
3,948	CRANE CO.	66,572	195,071
27,900	CSX CORP.	97,923	731,538
3,800	CUMMINS, INC.	53,831	393,262
11,163	DANAHER CORP.	255,642	591,527
7,300	DEERE & CO.	199,160	601,885
211,500	DELTA AIR LINES, INC.(b)	2,563,430	1,939,455
38,405	DIGITALGLOBE, INC.(b)	1,152,061	975,871
1,600	DONALDSON CO., INC.	63,714	97,088
3,325	DOVER CORP.	122,574	225,435
1,987	DUN & BRADSTREET CORP.	49,383	150,098
8,400	EATON CORP.	158,064	432,180
35,925	EMCOR GROUP, INC.(b)	1,033,896	1,052,962
15,500	EMERSON ELECTRIC CO.	422,332	871,875
3,200	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	115,188	163,808
3,800	FASTENAL CO.	62,224	136,762
6,653	FEDEX CORP.	130,734	631,037
1,300	FLOWSERVE CORP.	119,620	142,857
2,550	FLUOR CORP.	52,518	164,883
300	GARDNER DENVER, INC.	16,684	25,215
1,400	GATX CORP.	24,276	51,968
900	GENERAL DYNAMICS CORP.	67,869	67,068
286,800	GENERAL ELECTRIC CO.	5,029,142	5,409,048
3,200	GOODRICH CORP.	95,088	305,600
1,600	HARSCO CORP.	28,236	52,160
6,600	HERTZ GLOBAL HOLDINGS, INC.(b)	37,676	104,808
9,188	HONEYWELL INTERNATIONAL, INC.	279,204	547,513
2,200	HUBBELL, INC., CLASS B	91,526	142,890
610	HUNTINGTON INGALLS INDUSTRIES, INC.(b)	14,978	21,045
2,500	IDEX CORP.	58,238	114,625

See accompanying notes to the financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
700	IHS, INC., CLASS A(b)	$30,838	58,394
6,024	ILLINOIS TOOL WORKS, INC.	206,410	340,296
3,700	INGERSOLL-RAND PLC(c)	140,926	168,017
5,400	IRON MOUNTAIN, INC.	121,527	184,086
24,600	ITT CORP.	1,365,301	1,449,678
2,100	J.B. HUNT TRANSPORT SERVICES, INC.	40,530	98,889
2,068	JACOBS ENGINEERING GROUP, INC.(b)	46,598	89,441
2,038	JOY GLOBAL, INC.	92,539	194,099
2,900	KANSAS CITY SOUTHERN(b)	46,328	172,057
2,800	KBR, INC.	55,655	105,532
1,200	L-3 COMMUNICATIONS HOLDINGS, INC.	56,882	104,940
1,200	LANDSTAR SYSTEM, INC.	38,351	55,776
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	50,190
2,600	LOCKHEED MARTIN CORP.	74,846	210,522
12,500	MANITOWOC (THE) CO., INC.	120,438	210,500
1,475	MANPOWER, INC.	46,518	79,134
39,575	MASTEC, INC.(b)	574,590	780,419
1,300	NAVISTAR INTERNATIONAL CORP.(b)	51,064	73,398
5,360	NORFOLK SOUTHERN CORP.	121,639	401,625
3,660	NORTHROP GRUMMAN CORP.	139,878	253,821
2,600	OWENS CORNING(b)	59,847	97,110
8,389	PACCAR, INC.	91,278	428,594
2,200	PALL CORP.	55,214	123,706
2,850	PARKER HANNIFIN CORP.	123,853	255,759
2,200	PENTAIR, INC.	72,761	88,792
500	POLYPORE INTERNATIONAL, INC.(b)	29,925	33,920
2,100	PRECISION CASTPARTS CORP.	126,967	345,765
20,525	QUANTA SERVICES, INC.(b)	383,861	414,605
6,500	RAYTHEON CO.	191,236	324,025
48,118	REPUBLIC SERVICES, INC.	1,302,718	1,484,440
1,900	ROBERT HALF INTERNATIONAL, INC.	47,352	51,357
5,250	ROCKWELL AUTOMATION, INC.	73,987	455,490
5,214	ROCKWELL COLLINS, INC.	154,727	321,652
300	ROPER INDUSTRIES, INC.	19,526	24,990
700	SHAW GROUP (THE), INC.(b)	22,736	21,147
700	SNAP-ON, INC.	17,991	43,736
14,100	SOUTHWEST AIRLINES CO.	100,966	161,022
50,020	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A(b)	1,189,395	1,100,440
1,000	SPX CORP.	51,053	82,660
2,557	STANLEY BLACK & DECKER, INC.	72,048	184,232
2,000	STERICYCLE, INC.(b)	95,284	178,240
1,400	TEREX CORP.(b)	29,239	39,830
98,800	TEXTRON, INC.	2,390,596	2,332,668
900	TOWERS WATSON & CO., CLASS A	55,908	59,139
10,500	TYCO INTERNATIONAL LTD.(c)	388,274	519,015
7,600	UNION PACIFIC CORP.	219,426	793,440
3,315	UNITED CONTINENTAL HOLDINGS, INC.(b)	80,504	75,018
7,240	UNITED PARCEL SERVICE, INC., CLASS B	374,766	528,013
16,850	UNITED TECHNOLOGIES CORP.	637,288	1,491,394
35,125	UNIVERSAL FOREST PRODUCTS, INC.	1,240,967	841,595
21,710	URS CORP.(b)	941,998	971,305
2,000	USG CORP.(b)	12,350	28,680
4,100	UTI WORLDWIDE, INC.(c)	50,357	80,729
1,700	W.W. GRAINGER, INC.	74,317	261,205
1,966	WABCO HOLDINGS, INC.(b)	30,197	135,772
700	WABTEC CORP.	25,603	46,004
1,650	WASTE CONNECTIONS, INC.	29,915	52,354
8,650	WASTE MANAGEMENT, INC.	135,675	322,385
12,700	WATTS WATER TECHNOLOGIES, INC., CLASS A	505,399	449,707
		33,032,361	44,950,962	12.53%
Information Technology:
4,700	ACCENTURE PLC, CLASS A(c)	182,665	283,974
400	ACME PACKET, INC.(b)	24,212	28,052
5,600	ACTIVISION BLIZZARD, INC.	9,966	65,408
6,224	ADOBE SYSTEMS, INC.(b)	79,363	195,745
14,300	ADVANCED MICRO DEVICES, INC.(b)	64,278	99,957
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	103,851
1,600	ALLIANCE DATA SYSTEMS CORP.(b)	75,650	150,512

See accompanying notes to the financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
5,000	ALTERA CORP.	$94,155	231,750
3,100	AMPHENOL CORP., CLASS A	130,340	167,369
8,600	ANALOG DEVICES, INC.	120,368	336,604
2,400	ANSYS, INC.(b)	81,726	131,208
1,093	AOL, INC.(b)	17,593	21,707
15,000	APPLE, INC.(b)	411,858	5,035,050
9,700	APPLIED MATERIALS, INC.	111,207	126,197
700	ARROW ELECTRONICS, INC.(b)	18,814	29,050
57,900	ATMI, INC.(b)	1,135,320	1,182,897
2,486	AUTODESK, INC.(b)	54,831	95,960
4,066	AUTOMATIC DATA PROCESSING, INC.	132,231	214,197
60,730	AVNET, INC.(b)	1,985,951	1,936,072
73,125	BENCHMARK ELECTRONICS, INC.(b)	1,261,350	1,206,562
4,550	BMC SOFTWARE, INC.(b)	89,322	248,885
1,300	BOOZ ALLEN HAMILTON HOLDING CORP.(b)	23,868	24,843
9,791	BROADCOM CORP., CLASS A(b)	161,107	329,369
2,180	BROADRIDGE FINANCIAL SOLUTIONS, INC.	33,318	52,473
5,300	BROCADE COMMUNICATIONS SYSTEMS, INC.(b)	27,300	34,238
4,200	CADENCE DESIGN SYSTEMS, INC.(b)	24,003	44,352
1,500	CIENA CORP.(b)	25,455	27,570
105,450	CISCO SYSTEMS, INC.	160,814	1,646,074
4,234	CITRIX SYSTEMS, INC.(b)	47,866	338,720
6,300	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A(b)	95,624	462,042
28,252	COMPUTER SCIENCES CORP.	1,409,596	1,072,446
121,980	COMPUWARE CORP.(b)	1,294,343	1,190,525
25,400	CORNING, INC.	205,190	461,010
1,300	CREE, INC.(b)	33,512	43,667
2,700	CYPRESS SEMICONDUCTOR CORP.(b)	8,499	57,078
6,350	DELL, INC.(b)	84,081	105,854
2,000	DOLBY LABORATORIES, INC., CLASS A(b)	43,420	84,920
600	DST SYSTEMS, INC.	30,486	31,680
11,300	EBAY, INC.(b)	214,445	364,651
2,140	ECHOSTAR CORP., CLASS A(b)	36,471	77,960
1,900	ELECTRONIC ARTS, INC.(b)	42,503	44,840
34,310	EMC CORP.(b)	233,560	945,240
1,200	EQUINIX, INC.(b)	96,805	121,224
1,300	F5 NETWORKS, INC.(b)	30,062	143,325
7,802	FIDELITY NATIONAL INFORMATION SERVICES, INC.	135,427	240,224
500	FIRST SOLAR, INC.(b)	48,494	66,135
3,950	FISERV, INC.(b)	108,063	247,388
2,400	FLIR SYSTEMS, INC.	58,222	80,904
700	GARTNER, INC.(b)	26,607	28,203
1,600	GENPACT LTD.(b)(c)	25,136	27,584
1,000	GLOBAL PAYMENTS, INC.	33,115	51,000
4,167	GOOGLE, INC., CLASS A(b)	1,257,780	2,110,085
2,800	HARRIS CORP.	37,337	126,168
67,572	HEWLETT-PACKARD CO.	1,792,392	2,459,621
5,200	INGRAM MICRO, INC., CLASS A(b)	68,614	94,328
142,825	INTEL CORP.	1,097,418	3,165,002
17,841	INTERNATIONAL BUSINESS MACHINES CORP.	1,426,429	3,060,624
5,000	INTUIT, INC.(b)	103,285	259,300
400	IPG PHOTONICS CORP.(b)	24,796	29,084
3,000	JABIL CIRCUIT, INC.	49,755	60,600
1,600	JDS UNIPHASE CORP.(b)	25,264	26,656
10,967	JUNIPER NETWORKS, INC.(b)	215,572	345,461
2,600	KLA-TENCOR CORP.	86,094	105,248
3,000	LAM RESEARCH CORP.(b)	83,706	132,840
2,000	LEXMARK INTERNATIONAL, INC., CLASS A(b)	30,530	58,520
5,400	LINEAR TECHNOLOGY CORP.	119,475	178,308
400	LINKEDIN CORP., CLASS A(b)	25,488	36,036
28,600	LSI CORP.(b)	120,263	203,632
5,900	MARVELL TECHNOLOGY GROUP LTD.(b)(c)	29,824	87,114
1,700	MASTERCARD, INC., CLASS A	182,282	512,278
7,000	MAXIM INTEGRATED PRODUCTS, INC.	125,147	178,920
2,900	MEMC ELECTRONIC MATERIALS, INC.(b)	23,867	24,737
32,500	MICREL, INC.	442,048	343,850
4,200	MICROCHIP TECHNOLOGY, INC.	66,925	159,222
19,100	MICRON TECHNOLOGY, INC.(b)	94,334	142,868

See accompanying notes to the financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
1,000	MICROS SYSTEMS, INC.(b)	$26,215	49,710
187,730	MICROSOFT CORP.	2,240,842	4,880,980
2,000	MONSTER WORLDWIDE, INC.(b)	19,410	29,320
3,700	MOTOROLA MOBILITY HOLDINGS, INC.(b)	57,454	81,548
7,428	MOTOROLA SOLUTIONS, INC.(b)	173,254	341,985
1,600	NATIONAL SEMICONDUCTOR CORP.	12,291	39,376
4,200	NETAPP, INC.(b)	94,994	221,676
4,800	NEUSTAR, INC., CLASS A(b)	79,848	125,760
1,600	NOVELLUS SYSTEMS, INC.(b)	40,000	57,824
4,800	NUANCE COMMUNICATIONS, INC.(b)	63,624	103,056
8,900	NVIDIA CORP.(b)	60,716	141,822
4,000	ON SEMICONDUCTOR CORP.(b)	30,100	41,880
70,462	ORACLE CORP.	105,191	2,318,904
7,266	PAYCHEX, INC.	101,485	223,212
54,200	POWER-ONE, INC.(b)	480,929	439,020
1,600	QLOGIC CORP.(b)	21,624	25,472
22,200	QUALCOMM, INC.	562,630	1,260,738
4,200	RED HAT, INC.(b)	61,669	192,780
77,975	RF MICRO DEVICES, INC.(b)	460,965	477,207
2,300	ROVI CORP.(b)	55,714	131,928
1,900	SALESFORCE.COM, INC.(b)	86,710	283,062
5,300	SANDISK CORP.(b)	51,148	219,950
9,300	SEAGATE TECHNOLOGY PLC(c)	87,466	150,288
377	SUNPOWER CORP., CLASS A(b)	5,071	7,287
17,619	SYMANTEC CORP.(b)	120,327	347,447
1,500	SYNOPSYS, INC.(b)	24,907	38,565
27,650	TE CONNECTIVITY LTD.(c)	919,677	1,016,414
102,950	TELLABS, INC.	575,842	474,600
4,500	TERADATA CORP.(b)	73,317	270,900
4,400	TERADYNE, INC.(b)	40,150	65,120
17,400	TEXAS INSTRUMENTS, INC.	280,527	571,242
2,500	TRIMBLE NAVIGATION LTD.(b)	38,162	99,100
800	VERISIGN, INC.	26,088	26,768
6,100	VISA, INC., CLASS A	417,927	513,986
7,800	VISHAY INTERTECHNOLOGY, INC.(b)	48,931	117,312
557	VISHAY PRECISION GROUP, INC.(b)	5,693	9,402
1,500	VMWARE, INC., CLASS A(b)	47,285	150,345
2,666	WEBMD HEALTH CORP.(b)	58,227	121,516
49,525	WEBSENSE, INC.(b)	1,048,348	1,286,164
5,900	WESTERN DIGITAL CORP.(b)	91,433	214,642
106,300	WESTERN UNION (THE) CO.	1,890,047	2,129,189
21,507	XEROX CORP.	155,986	223,888
6,750	XILINX, INC.	47,180	246,172
175,940	YAHOO!, INC.(b)	2,838,211	2,646,138
		32,180,752	56,650,743	15.80%
Materials:
3,375	AIR PRODUCTS & CHEMICALS, INC.	165,820	322,582
400	AIRGAS, INC.	16,882	28,016
3,300	AK STEEL HOLDING CORP.	46,827	52,008
1,300	ALBEMARLE CORP.	29,152	89,960
7,700	ALCOA, INC.	79,888	122,122
1,600	ALLEGHENY TECHNOLOGIES, INC.	39,592	101,552
3,500	ALLIED NEVADA GOLD CORP.(b)	105,490	123,795
55,000	ANGLOGOLD ASHANTI LTD. ADR(c)(d)	2,570,646	2,314,950
800	APTARGROUP, INC.	27,324	41,872
1,600	ASHLAND, INC.	47,358	103,392
124,725	AURICO GOLD, INC.(b)(c)	966,685	1,370,640
3,064	BALL CORP.	11,968	117,841
3,000	BEMIS CO., INC.	66,889	101,340
700	CABOT CORP.	26,929	27,909
700	CELANESE CORP., CLASS A	34,419	37,317
155,000	CEMEX S.A.B. DE C.V. ADR (PARTICIPATION CERTIFICATES)(b)(c)(d)	1,464,175	1,333,000
1,300	CF INDUSTRIES HOLDINGS, INC.	124,851	184,171
1,700	CLIFFS NATURAL RESOURCES, INC.	42,763	157,165
1,900	COMMERCIAL METALS CO.	25,935	27,265
500	COMPASS MINERALS INTERNATIONAL, INC.	27,452	43,035
40,505	CROWN HOLDINGS, INC.(b)	1,226,421	1,572,404

See accompanying notes to the financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
1,000	DOMTAR CORP.(c)	$52,480	94,720
17,500	DOW CHEMICAL (THE) CO.	416,708	630,000
13,025	E.I. DU PONT DE NEMOURS & CO.	385,472	704,001
1,938	EAGLE MATERIALS, INC.	37,630	54,012
1,500	EASTMAN CHEMICAL CO.	58,012	153,105
3,371	ECOLAB, INC.	113,674	190,057
21,296	FREEPORT-MCMORAN COPPER & GOLD, INC.	546,820	1,126,558
900	GREIF, INC., CLASS A	27,103	58,527
3,100	HUNTSMAN CORP.	52,576	58,435
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,231	236,596
9,431	INTERNATIONAL PAPER CO.	117,152	281,233
2,700	INTREPID POTASH, INC.(b)	80,311	87,750
1,500	LUBRIZOL CORP.	72,108	201,405
700	MARTIN MARIETTA MATERIALS, INC.	27,965	55,979
2,875	MEADWESTVACO CORP.	30,334	95,766
500	MOLYCORP, INC.(b)	26,225	30,530
10,115	MONSANTO CO.	47,604	733,742
2,600	MOSAIC (THE) CO.	41,501	176,098
1,000	NALCO HOLDING CO.	26,830	27,810
47,900	NEWMONT MINING CORP.	2,386,064	2,585,163
5,844	NUCOR CORP.	99,313	240,890
3,950	OWENS-ILLINOIS, INC.(b)	57,616	101,950
2,100	PACKAGING CORP. OF AMERICA	30,901	58,779
3,986	PPG INDUSTRIES, INC.	180,558	361,889
6,450	PRAXAIR, INC.	258,706	699,116
2,200	RELIANCE STEEL & ALUMINUM CO.	61,215	109,230
500	ROCKWOOD HOLDINGS, INC.(b)	24,335	27,645
1,100	ROYAL GOLD, INC.	53,181	64,427
6,500	RPM INTERNATIONAL, INC.	72,503	149,630
700	SCOTTS MIRACLE-GRO (THE) CO., CLASS A	25,182	35,917
1,585	SHERWIN-WILLIAMS (THE) CO.	72,398	132,934
4,300	SOLUTIA, INC.(b)	91,547	98,255
3,600	SONOCO PRODUCTS CO.	74,519	127,944
3,200	SOUTHERN COPPER CORP.	38,448	105,184
2,000	TEMPLE-INLAND, INC.	22,890	59,480
2,200	UNITED STATES STEEL CORP.	77,121	101,288
3,200	VALSPAR CORP.	68,240	115,392
1,200	W.R. GRACE & CO.(b)	50,148	54,756
1,800	WALTER ENERGY, INC.	42,609	208,440
		13,174,696	18,706,969	5.22%
Telecommunication Services:
650	AMERICAN TOWER CORP., CLASS A(b)	6,123	34,015
121,815	AT&T, INC.	2,873,108	3,826,209
6,400	CENTURYLINK, INC.	253,504	258,752
8,300	LEAP WIRELESS INTERNATIONAL, INC.(b)	116,117	134,709
49,100	LEVEL 3 COMMUNICATIONS, INC.(b)	106,056	119,804
8,100	METROPCS COMMUNICATIONS, INC.(b)	130,491	139,401
4,100	SBA COMMUNICATIONS CORP., CLASS A(b)	151,659	156,579
551,100	SPRINT NEXTEL CORP.(b)	2,484,959	2,970,429
2,400	TW TELECOM, INC.(b)	48,192	49,272
600	UNITED STATES CELLULAR CORP.(b)	28,314	29,052
53,083	VERIZON COMMUNICATIONS, INC.	1,580,892	1,976,280
9,900	WINDSTREAM CORP.	127,578	128,304
		7,906,993	9,822,806	2.74%
Utilities:
1,500	AES (THE) CORP.(b)	14,670	19,110
4,500	AGL RESOURCES, INC.	135,198	183,195
1,000	ALLIANT ENERGY CORP.	24,835	40,660
1,600	AMEREN CORP.	40,872	46,144
9,200	AMERICAN ELECTRIC POWER CO., INC.	289,948	346,656
36,935	AMERICAN WATER WORKS CO., INC.	905,525	1,087,736
1,888	AQUA AMERICA, INC.	32,248	41,498
15,325	BLACK HILLS CORP.	463,325	461,129
8,600	CALPINE CORP.(b)	57,319	138,718
5,800	CENTERPOINT ENERGY, INC.	66,308	112,230
10,200	CMS ENERGY CORP.	144,342	200,838

See accompanying notes to the financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
4,589	CONSOLIDATED EDISON, INC.	$184,849	244,318
2,715	CONSTELLATION ENERGY GROUP, INC.	79,463	103,061
8,862	DOMINION RESOURCES, INC.	284,452	427,769
1,100	DPL, INC.	24,480	33,176
2,800	DTE ENERGY CO.	105,289	140,056
22,213	DUKE ENERGY CORP.	248,268	418,271
8,525	EDISON INTERNATIONAL	182,117	330,344
3,064	ENTERGY CORP.	60,101	209,210
6,500	EXELON CORP.	245,607	278,460
3,500	FIRSTENERGY CORP.	135,258	154,525
38,500	GENON ENERGY, INC.(b)	145,145	148,610
8,700	GREAT PLAINS ENERGY, INC.	157,250	180,351
38,800	HAWAIIAN ELECTRIC INDUSTRIES, INC.	869,586	933,528
3,500	ITC HOLDINGS CORP.	154,844	251,195
1,500	NATIONAL FUEL GAS CO.	38,322	109,200
4,000	NEXTERA ENERGY, INC.	157,876	229,840
6,900	NISOURCE, INC.	111,901	139,725
2,600	NORTHEAST UTILITIES	64,649	91,442
4,400	NRG ENERGY, INC.(b)	84,326	108,152
1,800	NSTAR	60,859	82,764
6,200	NV ENERGY, INC.	76,954	95,170
2,400	OGE ENERGY CORP.	43,344	120,768
1,000	ONEOK, INC.	31,518	74,010
4,028	PEPCO HOLDINGS, INC.	71,539	79,070
7,700	PG&E CORP.	145,781	323,631
2,400	PINNACLE WEST CAPITAL CORP.	71,637	106,992
67,225	PNM RESOURCES, INC.	820,128	1,125,346
700	PPL CORP.	11,190	19,481
4,600	PROGRESS ENERGY, INC.	166,393	220,846
5,984	PUBLIC SERVICE ENTERPRISE GROUP, INC.	171,531	195,318
67,975	QUESTAR CORP.	1,151,883	1,203,837
4,800	SCANA CORP.	166,536	188,976
3,200	SEMPRA ENERGY	149,225	169,216
11,300	SOUTHERN CO.	258,573	456,294
7,600	TECO ENERGY, INC.	90,842	143,564
3,100	UGI CORP.	51,202	98,859
1,400	WESTAR ENERGY, INC.	25,767	37,674
4,820	WISCONSIN ENERGY CORP.	46,469	151,107
4,825	XCEL ENERGY, INC.	43,342	117,248
		9,163,086	12,219,318	3.41%
	Sub-total Common Stocks:	234,793,007	352,613,050	98.32%
Rights:
Health Care:
700	SANOFI(b)(c)	-	1,687
	Sub-total Rights:	-	1,687	0.00%
Short-Term Investments:
7,926,832	NORTHERN INSTITUTIONAL GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	7,926,832	7,926,832
	Sub-total Short-Term Investments:	7,926,832	7,926,832	2.21%

	Grand total(f)	$242,719,839	360,541,569	100.53%

See accompanying notes to the financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Growth Fund (unaudited)
June 30, 2011

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of June 30, 2011, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 6.83% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 3.38% of net assets.
(e)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2010, the value of the Fund’s investment in the Government Select Portfolio of the Northern Institutional Funds was approximately $24,212,191 with net sales of approximately $16,285,359 during the six months ended June 30, 2011.

(f)

At June 30, 2011, the cost for Federal income tax purposes was $242,936,717. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$125,114,275
Gross unrealized depreciation	(7,509,423)
Net unrealized appreciation	$117,604,852

See accompanying notes to the financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments – Clearwater Growth Fund (unaudited)

June 30, 2011

See accompanying notes to the financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
18,000	ARBITRON, INC.	$743,250	743,940
73,946	BLACK DIAMOND, INC.(b)	496,401	582,695
23,156	CALIFORNIA PIZZA KITCHEN, INC.(b)	414,609	427,691
40,139	CENTURY CASINOS, INC.(b)	79,498	111,586
7,811	CHEROKEE, INC.	141,013	134,037
15,660	CHRISTOPHER & BANKS CORP.	101,380	90,045
70,214	COOPER TIRE & RUBBER CO.	1,526,379	1,389,535
32,504	COST PLUS, INC.(b)	207,920	325,040
150,000	DENNY’S CORP.(b)	580,234	582,000
28,245	DGSE COS., INC.(b)	71,758	201,387
230,412	ENTERCOM COMMUNICATIONS CORP., CLASS A(b)	1,779,034	1,999,976
220,431	EXIDE TECHNOLOGIES(b)	1,402,196	1,684,093
28,500	GAYLORD ENTERTAINMENT CO.(b)	666,790	855,000
12,224	GENESCO, INC.(b)	306,366	636,870
264,575	HANCOCK FABRICS, INC.(b)	357,610	330,719
28,500	HANESBRANDS, INC.(b)	652,515	813,675
124,116	ICONIX BRAND GROUP, INC.(b)	1,405,776	3,003,607
475	INTERCLICK, INC.(b)	2,429	3,781
12,106	JOHNSON OUTDOORS, INC., CLASS A(b)	181,632	207,255
56,078	KNOLOGY, INC.(b)	430,913	832,758
31,000	MADISON SQUARE GARDEN (THE) CO., CLASS A(b)	599,247	853,430
100,528	MAIDENFORM BRANDS, INC.(b)	2,509,792	2,780,605
15,688	MOTORCAR PARTS OF AMERICA, INC.(b)	149,185	235,477
6,364	MTR GAMING GROUP, INC.(b)	17,922	19,283
14,795	O’CHARLEYS, INC.(b)	100,199	108,152
79,337	OUTDOOR CHANNEL HOLDINGS, INC.(b)	479,498	542,665
51,262	OXFORD INDUSTRIES, INC.	1,207,530	1,730,605
35,000	PENSKE AUTOMOTIVE GROUP, INC.	690,937	795,900
19,939	PEP BOYS - MANNY, MOE & JACK	241,985	217,933
25,000	PETSMART, INC.	538,857	1,134,250
108,749	PIER 1 IMPORTS, INC.(b)	1,180,622	1,258,226
8,500	RED ROBIN GOURMET BURGERS, INC.(b)	311,201	309,230
38,659	ROCKY BRANDS, INC.(b)	324,736	477,052
65,000	SALLY BEAUTY HOLDINGS, INC.(b)	562,956	1,111,500
30,908	SEALY CORP.(b)	76,019	78,197
7,690	SHILOH INDUSTRIES, INC.	88,974	82,898
20,942	STANDARD MOTOR PRODUCTS, INC.	238,233	318,947
22,084	STEINWAY MUSICAL INSTRUMENTS, INC.(b)	510,278	567,338
101,293	STONERIDGE, INC.(b)	1,088,900	1,493,059
17,793	TANDY LEATHER FACTORY, INC.(b)	81,842	91,278
29,514	TUESDAY MORNING CORP.(b)	125,249	137,240
60,589	UNIVERSAL ELECTRONICS, INC.(b)	1,616,697	1,530,478
267	US AUTO PARTS NETWORK, INC.(b)	2,011	2,045
14,000	VAIL RESORTS, INC.	517,107	647,080
74,409	VALASSIS COMMUNICATIONS, INC.(b)	1,645,986	2,254,593
29,151	WET SEAL (THE), INC., CLASS A(b)	110,945	130,305
69,011	WOLVERINE WORLD WIDE, INC.	1,915,805	2,881,209
28,000	WYNDHAM WORLDWIDE CORP.	695,522	942,200
		29,175,938	37,686,865	13.93%
Consumer Staples:
21,354	CENTRAL GARDEN AND PET CO.(b)	212,360	221,655
8,712	CHIQUITA BRANDS INTERNATIONAL, INC.(b)	120,865	113,430
247,142	COTT CORP.(b)(c)	2,056,077	2,078,464
37,000	DARLING INTERNATIONAL, INC.(b)	683,752	654,900
40,500	FLOWERS FOODS, INC.	511,723	892,620
32,943	MEDIFAST, INC.(b)	749,537	781,737
13,121	OMEGA PROTEIN CORP.(b)	62,209	181,070
3,100	PANTRY (THE), INC.(b)	45,688	58,249
5,407	SENECA FOODS CORP., CLASS A(b)	131,132	138,311
48,950	SPARTAN STORES, INC.	660,975	955,994
54,135	SPECTRUM BRANDS HOLDINGS, INC.(b)	1,528,806	1,732,320
35,317	TREEHOUSE FOODS, INC.(b)	1,635,949	1,928,661
		8,399,073	9,737,411	3.60%
Energy:
31,650	BILL BARRETT CORP.(b)	1,193,037	1,466,978

See accompanying notes to the financial statements.	57

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
83,264	CARRIZO OIL & GAS, INC.(b)	$2,688,838	3,476,272
50,556	COMPLETE PRODUCTION SERVICES, INC.(b)	1,539,624	1,686,548
11,000	CONTANGO OIL & GAS CO.(b)	487,508	642,840
48,759	DHT HOLDINGS, INC.(c)	210,431	186,747
10,000	DRIL-QUIP, INC.(b)	474,728	678,300
8,356	GEORESOURCES, INC.(b)	186,425	187,927
241,939	GMX RESOURCES, INC.(b)	1,131,706	1,076,629
28,000	GULFPORT ENERGY CORP.(b)	896,991	831,320
223,472	HERCULES OFFSHORE, INC.(b)	1,065,202	1,231,331
48,133	MAGELLAN PETROLEUM CORP.(b)	80,183	80,863
42,500	MCDERMOTT INTERNATIONAL, INC.(b)	509,483	841,925
32,000	OASIS PETROLEUM, INC.(b)	564,228	949,760
42,000	PETROHAWK ENERGY CORP.(b)	486,374	1,036,140
109,785	PIONEER DRILLING CO.(b)	835,007	1,673,123
20,000	QEP RESOURCES, INC.	740,019	836,600
31,222	SUPERIOR ENERGY SERVICES, INC.(b)	598,247	1,159,585
89,554	TESCO CORP.(b)	903,887	1,738,243
		14,591,918	19,781,131	7.31%
Financials:
17,385	ABINGTON BANCORP, INC.	147,007	181,326
4,398	AMERICAN SAFETY INSURANCE HOLDINGS LTD.(b)	89,930	84,178
57,140	AMTRUST FINANCIAL SERVICES, INC.	548,025	1,301,649
25,000	ARTHUR J. GALLAGHER & CO.	505,110	713,500
31,684	ASPEN INSURANCE HOLDINGS LTD.(c)	765,597	815,229
17,233	ASSOCIATED ESTATES REALTY CORP.	239,332	280,036
132,999	BANCORP (THE), INC.(b)	1,259,867	1,389,840
31,296	BANKUNITED, INC.	866,316	830,596
7,419	BERKSHIRE HILLS BANCORP, INC.	163,389	166,111
124,968	BRANDYWINE REALTY TRUST	1,469,650	1,448,379
12,238	BROOKLINE BANCORP, INC.	117,503	113,446
57,000	CAPITOL FEDERAL FINANCIAL, INC.	673,953	670,320
61,522	CAPLEASE, INC.	127,496	302,073
28,500	CBOE HOLDINGS, INC.	691,988	701,100
58,695	CHESAPEAKE LODGING TRUST	961,685	1,001,337
31,930	COMMUNITY TRUST BANCORP, INC.	886,419	885,100
37,894	CORPORATE OFFICE PROPERTIES TRUST	1,169,808	1,178,882
39,857	DELPHI FINANCIAL GROUP, INC., CLASS A	892,971	1,164,223
36,271	EDUCATION REALTY TRUST, INC.	261,466	310,842
13,814	EHEALTH, INC.(b)	172,580	184,555
3,940	EMC INSURANCE GROUP, INC.	88,020	75,254
50,000	EPOCH HOLDING CORP.	662,894	892,500
27,000	FEDERATED INVESTORS, INC., CLASS B	718,104	643,680
49,000	FIRST AMERICAN FINANCIAL CORP.	686,144	766,850
97,621	FIRST MERCHANTS CORP.	632,664	872,732
77,000	FIRST NIAGARA FINANCIAL GROUP, INC.	1,110,190	1,016,400
5,153	FIRST PACTRUST BANCORP, INC.	70,501	76,574
11,359	FIRST POTOMAC REALTY TRUST	101,912	173,906
38,000	FORESTAR GROUP, INC.(b)	775,560	624,340
14,629	GLIMCHER REALTY TRUST	89,720	138,975
19,619	HALLMARK FINANCIAL SERVICES, INC.(b)	137,209	154,401
10,617	HERITAGE FINANCIAL CORP.	132,888	137,278
7,117	HFF, INC., CLASS A(b)	53,778	107,395
40,080	HOME FEDERAL BANCORP, INC.	519,241	440,479
11,520	HOME PROPERTIES, INC.	610,891	701,338
21,251	HORACE MANN EDUCATORS CORP.	267,865	331,728
7,470	HORIZON BANCORP	100,150	200,943
27,205	IBERIABANK CORP.	1,372,647	1,568,096
8,999	KAISER FEDERAL FINANCIAL GROUP, INC.	89,990	110,868
24,000	LEGG MASON, INC.	598,797	786,240
59,653	MB FINANCIAL, INC.	827,259	1,147,724
123,040	MEDICAL PROPERTIES TRUST, INC.	1,171,508	1,414,960
91,000	MF GLOBAL HOLDINGS LTD.(b)	684,890	704,340
6,600	MIDSOUTH BANCORP, INC.	97,614	89,958
58,886	MISSION WEST PROPERTIES, INC.	401,107	517,019
18,083	NATIONAL FINANCIAL PARTNERS CORP.(b)	209,324	208,678
48,845	NATIONAL RETAIL PROPERTIES, INC.	792,325	1,197,191
167,693	NGP CAPITAL RESOURCES CO.	1,691,341	1,375,083
168,481	NORTHWEST BANCSHARES, INC.	1,712,210	2,119,491

See accompanying notes to the financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
55,000	ORITANI FINANCIAL CORP.	$694,042	703,450
10,928	PACIFIC CONTINENTAL CORP.	101,008	99,991
57,875	PACWEST BANCORP	1,208,109	1,190,489
13,111	PARK STERLING CORP.(b)	80,326	65,031
159,184	PHOENIX (THE) COS., INC.(b)	425,105	391,593
35,697	PLATINUM UNDERWRITERS HOLDINGS LTD.(c)	1,144,800	1,186,568
42,757	PRESIDENTIAL LIFE CORP.	424,376	446,383
81,865	PRIVATEBANCORP, INC.	1,175,013	1,129,737
15,438	PROVIDENT NEW YORK BANCORP	148,162	129,062
41,187	REDWOOD TRUST, INC.	524,659	622,747
9,471	RENASANT CORP.	151,594	137,235
17,983	RETAIL OPPORTUNITY INVESTMENTS CORP.	177,842	193,497
65,000	ROCKVILLE FINANCIAL, INC.	665,981	643,500
4,346	SCBT FINANCIAL CORP.	136,025	124,643
1,412	SI FINANCIAL GROUP, INC.	13,301	14,261
7,026	SOUTHSIDE BANCSHARES, INC.	140,417	139,466
12,198	STELLARONE CORP.	175,812	147,718
33,000	TERRITORIAL BANCORP, INC.	510,807	683,760
36,500	TOWER BANCORP, INC.	812,027	1,000,100
51,499	UMPQUA HOLDINGS CORP.	588,303	595,843
13,331	UNITED FINANCIAL BANCORP, INC.	172,645	205,697
15,362	UNIVEST CORP. OF PENNSYLVANIA	256,796	240,108
20,364	URSTADT BIDDLE PROPERTIES, INC., CLASS A	352,170	368,792
48,000	VIEWPOINT FINANCIAL GROUP	608,815	662,400
108,637	WALKER & DUNLOP, INC.(b)	1,283,279	1,444,872
35,000	WALTER INVESTMENT MANAGEMENT CORP.	465,880	776,650
14,671	WASHINGTON BANKING CO.	183,484	193,951
91,922	WESTFIELD FINANCIAL, INC.	928,902	746,407
18,600	WINTRUST FINANCIAL CORP.	648,416	598,548
		42,614,931	47,199,642	17.45%
Health Care:
15,609	AFFYMETRIX, INC.(b)	75,167	123,779
34,172	ALPHATEC HOLDINGS, INC.(b)	89,722	118,919
13,001	AMERICAN DENTAL PARTNERS, INC.(b)	165,496	168,493
21,000	AMERISOURCEBERGEN CORP.	346,010	869,400
7,621	BIOCLINICA, INC.(b)	38,655	37,953
20,457	BIOCRYST PHARMACEUTICALS, INC.(b)	71,173	78,146
67,628	BIO-REFERENCE LABS, INC.(b)	1,393,737	1,413,425
21,285	BIOSCRIP, INC.(b)	94,580	138,140
35,931	CATALYST HEALTH SOLUTIONS, INC.(b)	1,067,099	2,005,668
9,295	DGT HOLDINGS CORP.(b)	73,159	67,389
112,441	EMDEON, INC., CLASS A(b)	1,404,626	1,475,226
37,000	HANGER ORTHOPEDIC GROUP, INC.(b)	718,063	905,390
105,389	HEALTHSOUTH CORP.(b)	1,727,506	2,766,461
79,402	HEALTHSPRING, INC.(b)	1,147,215	3,661,226
26,162	HEALTHSTREAM, INC.(b)	157,386	347,170
13,890	HEALTHWAYS, INC.(b)	152,179	210,850
13,076	HESKA CORP.(b)	121,264	126,314
25,000	HILL-ROM HOLDINGS, INC.	477,681	1,151,000
11,346	INTEGRAMED AMERICA, INC.(b)	87,872	109,489
31,011	LHC GROUP, INC.(b)	830,950	715,114
4,600	MEDIWARE INFORMATION SYSTEMS(b)	52,160	50,830
15,310	MEDTOX SCIENTIFIC, INC.	178,719	267,466
48,919	MOLINA HEALTHCARE, INC.(b)	1,289,386	1,326,683
10,798	OMNICELL, INC.(b)	153,899	168,341
57,720	ORTHOFIX INTERNATIONAL N.V.(b)(c)	1,251,733	2,451,368
36,274	PAR PHARMACEUTICAL COS., INC.(b)	1,188,149	1,196,316
20,000	PATTERSON COS., INC.	448,311	657,800
14,000	PERRIGO CO.	277,741	1,230,180
26,510	SPECTRANETICS CORP.(b)	134,320	164,892
2,187	U.S. PHYSICAL THERAPY, INC.	43,349	54,084
29,701	ZOLL MEDICAL CORP.(b)	642,410	1,682,859
		15,899,717	25,740,371	9.52%
Industrials:
16,500	A.O. SMITH CORP.	668,241	697,950
49,450	ACTUANT CORP., CLASS A	923,468	1,326,744
15,000	ACUITY BRANDS, INC.	533,328	836,700

See accompanying notes to the financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
27,000	AECOM TECHNOLOGY CORP.(b)	$628,312	738,180
348,222	AIR TRANSPORT SERVICES GROUP, INC.(b)	1,867,349	2,385,321
119,438	APAC CUSTOMER SERVICES, INC.(b)	693,781	636,605
13,429	ASTRONICS CORP.(b)	289,149	413,613
49,000	AVIS BUDGET GROUP, INC.(b)	667,732	837,410
22,978	AZZ, INC.	688,003	1,052,392
30,000	BABCOCK & WILCOX (THE) CO.(b)	683,536	831,300
46,589	BELDEN, INC.	1,590,077	1,624,093
12,696	BREEZE-EASTERN CORP.(b)	90,839	142,068
6,455	CASCADE CORP.	167,661	307,064
23,542	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	136,225	143,606
25,247	CECO ENVIRONMENTAL CORP.(b)	142,715	170,165
28,000	CHICAGO BRIDGE & IRON CO. N.V. (REGISTERED)(c)	512,430	1,089,200
47,500	COLFAX CORP.(b)	514,988	1,178,000
176,344	COMMERCIAL VEHICLE GROUP, INC.(b)	1,443,273	2,502,321
25,000	COVANTA HOLDING CORP.	461,490	412,250
135,249	DOLAN (THE) CO.(b)	1,439,029	1,145,559
3,740	DUCOMMUN, INC.	65,538	76,932
6,698	DXP ENTERPRISES, INC.(b)	103,879	169,794
5,400	ENNIS, INC.	69,365	93,960
20,000	ENPRO INDUSTRIES, INC.(b)	569,233	961,400
45,650	ESCO TECHNOLOGIES, INC.	1,591,380	1,679,920
66,779	FEDERAL SIGNAL CORP.	406,990	438,070
24,000	FOSTER WHEELER A.G.(b)(c)	513,529	729,120
12,429	GARDNER DENVER, INC.	276,073	1,044,657
113,329	GENCORP, INC.(b)	545,831	727,572
19,000	GENESEE & WYOMING, INC., CLASS A(b)	478,095	1,114,160
59,182	GLOBAL POWER EQUIPMENT GROUP, INC.(b)	1,706,914	1,569,507
9,177	GP STRATEGIES CORP.(b)	62,336	125,358
72,750	GRAFTECH INTERNATIONAL LTD.(b)	1,003,725	1,474,642
37,000	GREENBRIER COS., INC.(b)	533,907	731,120
11,090	HAWAIIAN HOLDINGS, INC.(b)	63,796	63,213
109,320	ICF INTERNATIONAL, INC.(b)	2,528,465	2,774,542
40,000	JOHN BEAN TECHNOLOGIES CORP.	516,680	772,800
11,000	JOY GLOBAL, INC.	420,752	1,047,640
19,500	KANSAS CITY SOUTHERN(b)	432,918	1,156,935
23,500	L.B. FOSTER CO., CLASS A	542,920	773,385
10,936	LYDALL, INC.(b)	76,052	130,795
25,845	MAGNETEK, INC.(b)	30,683	47,038
55,000	MANITOWOC (THE) CO., INC.	530,868	926,200
428,863	METALICO, INC.(b)	2,597,799	2,530,292
19,086	MIDDLEBY CORP.(b)	860,329	1,794,847
6,000	NATIONAL PRESTO INDUSTRIES, INC.	669,236	608,940
35,000	R.R. DONNELLEY & SONS CO.	602,981	686,350
104,452	SEACUBE CONTAINER LEASING LTD.	1,706,329	1,794,485
21,000	SHAW GROUP (THE), INC.(b)	838,813	634,410
13,797	SL INDUSTRIES, INC.(b)	158,652	324,919
13,000	SNAP-ON, INC.	589,134	812,240
40,112	SPARTON CORP.(b)	228,363	409,945
16,987	STANDEX INTERNATIONAL CORP.	406,921	520,991
21,412	TECHPRECISION CORP.(b)	41,114	35,972
35,902	TELEDYNE TECHNOLOGIES, INC.(b)	1,513,741	1,808,025
19,000	TENNANT CO.	696,347	758,670
25,000	TEREX CORP.(b)	667,798	711,250
12,500	THOMAS & BETTS CORP.(b)	547,678	673,125
40,671	TRIUMPH GROUP, INC.	3,539,887	4,050,018
14,158	TWIN DISC, INC.	364,413	546,924
11,850	UNITEK GLOBAL SERVICES, INC.(b)	112,575	93,734
10,575	US ECOLOGY, INC.	177,735	180,832
6,734	VICOR CORP.	105,876	108,889
4,593	VSE CORP.	126,196	114,366
29,035	WABTEC CORP.	884,930	1,908,180
16,169	WCA WASTE CORP.(b)	96,524	93,133
		44,744,926	58,299,838	21.56%
Information Technology:
30,560	ACTUATE CORP.(b)	156,154	178,776
279,416	ADPT CORP.(b)	862,120	846,630
132,545	ANAREN, INC.(b)	1,459,473	2,816,581

See accompanying notes to the financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
20,907	ATS CORP.(b)	$88,448	90,945
15,926	AUDIOCODES LTD.(b)(c)	111,170	87,434
126,517	BRIDGELINE DIGITAL, INC.(b)	177,249	113,865
32,000	BROADRIDGE FINANCIAL SOLUTIONS, INC.	543,517	770,240
9,295	CAMTEK LTD.(b)(c)	26,725	30,673
31,200	COGNEX CORP.	845,089	1,105,416
56,758	COMTECH TELECOMMUNICATIONS CORP.	1,386,432	1,591,494
40,000	CORELOGIC, INC.(b)	809,814	668,400
286,156	DDI CORP.	2,528,631	2,729,928
50,572	DYNAMICS RESEARCH CORP.(b)	374,863	689,802
9,557	EASYLINK SERVICES INTERNATIONAL CORP., CLASS A(b)	31,498	55,813
23,414	EMS TECHNOLOGIES, INC.(b)	425,359	771,960
336,128	ENTROPIC COMMUNICATIONS, INC.(b)	2,975,252	2,988,178
33,058	EVOLVING SYSTEMS, INC.	239,600	236,365
14,909	EXAR CORP.(b)	94,714	94,374
37,417	FRANKLIN WIRELESS CORP.(b)	96,203	91,672
6,138	FREQUENCY ELECTRONICS, INC.(b)	31,082	58,311
384,417	FSI INTERNATIONAL, INC.(b)	1,659,461	1,053,303
60,713	GILAT SATELLITE NETWORKS LTD.(b)(c)	283,657	275,030
49,813	GLOBAL CASH ACCESS HOLDINGS, INC.(b)	145,245	158,405
18,173	GLOBECOMM SYSTEMS, INC.(b)	246,463	282,772
204,887	GSI GROUP, INC.(b)	2,421,466	2,468,888
32,450	INTEGRAL SYSTEMS, INC.(b)	291,721	394,916
6,185	KEYNOTE SYSTEMS, INC.	110,492	133,782
16,675	KULICKE & SOFFA INDUSTRIES, INC.(b)	123,053	185,760
44,487	LANTRONIX, INC.(b)	148,858	112,552
5,382	LIQUIDITY SERVICES, INC.(b)	101,063	127,069
278,768	LOOKSMART LTD.(b)	347,281	420,940
7,752	LTX-CREDENCE CORP.(b)	70,047	69,303
17,715	MAGMA DESIGN AUTOMATION, INC.(b)	53,248	141,543
29,135	MERCURY COMPUTER SYSTEMS, INC.(b)	276,163	544,242
5,816	METHODE ELECTRONICS, INC.	63,305	67,524
28,205	MICRONETICS, INC.(b)	145,202	141,871
15,180	MIND CTI LTD.(c)	47,762	41,290
79,065	MKS INSTRUMENTS, INC.	1,790,376	2,088,897
41,800	NAPCO SECURITY TECHNOLOGIES, INC.(b)	68,377	124,146
5,138	NCI, INC., CLASS A(b)	116,324	116,735
11,829	NOVA MEASURING INSTRUMENTS LTD.(b)(c)	54,237	119,709
128,812	ONLINE RESOURCES CORP.(b)	746,261	419,927
5,112	OPLINK COMMUNICATIONS, INC.(b)	94,868	95,237
9,764	OSI SYSTEMS, INC.(b)	270,158	419,852
94,326	QUEST SOFTWARE, INC.(b)	1,853,883	2,144,030
27,101	REALNETWORKS, INC.(b)	92,006	92,143
267,256	RF MICRO DEVICES, INC.(b)	1,348,758	1,635,607
153,659	SANMINA-SCI CORP.(b)	1,665,458	1,587,297
33,870	SELECTICA, INC.(b)	195,859	169,350
12,584	SILICON GRAPHICS INTERNATIONAL CORP.(b)	203,257	216,445
19,450	SMART MODULAR TECHNOLOGIES WWH, INC.(b)	107,057	178,162
3,551	SUPER MICRO COMPUTER, INC.(b)	56,321	57,136
92,071	SYNNEX CORP.(b)	2,600,272	2,918,651
6,962	TAKE-TWO INTERACTIVE SOFTWARE, INC.(b)	86,408	106,379
107,274	TIER TECHNOLOGIES, INC.(b)	702,933	536,370
79,401	TNS, INC.(b)	1,743,960	1,318,057
62,217	UNISYS CORP.(b)	1,596,926	1,598,977
4,121	VISHAY PRECISION GROUP, INC.(b)	73,503	69,562
17,000	WRIGHT EXPRESS CORP.(b)	463,372	885,190
21,314	ZORAN CORP.(b)	169,427	179,038
9,487	ZYGO CORP.(b)	117,861	125,418
		36,015,742	39,838,362	14.73%
Materials:
7,997	A. SCHULMAN, INC.	168,493	201,444
17,000	APTARGROUP, INC.	711,338	889,780
15,000	ASHLAND, INC.	551,175	969,300
4,384	BUCKEYE TECHNOLOGIES, INC.	43,621	118,280
38,900	CHEMTURA CORP.(b)	639,822	707,980
11,584	CORE MOLDING TECHNOLOGIES, INC.(b)	104,158	103,908
11,500	DELTIC TIMBER CORP.	546,288	617,435

See accompanying notes to the financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Cap Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
10,084	GREIF, INC., CLASS A	$422,587	655,763
64,933	HANDY & HARMAN LTD.(b)	140,534	999,319
11,969	HORSEHEAD HOLDING CORP.(b)	148,150	159,427
10,670	INNOSPEC, INC.(b)	77,771	358,619
20,000	KAPSTONE PAPER AND PACKAGING CORP.(b)	145,550	331,400
34,668	KOPPERS HOLDINGS, INC.	921,413	1,314,957
14,715	LANDEC CORP.(b)	91,603	97,119
177,372	NEO MATERIAL TECHNOLOGIES, INC.(b)(c)	963,830	1,709,866
4,119	OLYMPIC STEEL, INC.	90,167	113,396
54,647	ROCK-TENN CO., CLASS A	1,989,481	3,625,282
21,013	STEPAN CO.	1,527,492	1,489,822
9,466	SYNALLOY CORP.	114,118	128,454
14,000	TEXAS INDUSTRIES, INC.	775,328	582,820
53,204	US ANTIMONY CORP.(b)	73,668	202,175
19,000	W.R. GRACE & CO.(b)	465,151	866,970
40,000	ZEP, INC.	572,209	756,000
		11,283,947	16,999,516	6.29%
Utilities:
18,280	ALLETE, INC.	562,284	750,211
27,000	AMERICAN WATER WORKS CO., INC.	583,883	795,150
19,000	CLECO CORP.	470,134	662,150
14,000	ITC HOLDINGS CORP.	638,988	1,004,780
52,367	PORTLAND GENERAL ELECTRIC CO.	1,103,384	1,323,838
38,000	QUESTAR CORP.	645,156	672,980
21,175	SOUTHWEST GAS CORP.	519,272	817,567
20,467	UIL HOLDINGS CORP.	578,357	662,107
21,012	UNITIL CORP.	457,904	552,616
		5,559,362	7,241,399	2.68%
	Sub-total Common Stocks:	208,285,554	262,524,535	97.07%
Short-Term Investments:
7,858,126	NORTHERN INSTITUTIONAL GOVERNMENT
	SELECT PORTFOLIO, 0.01%(d)	7,858,126	7,858,126
	Sub-total Short-Term Investments:	7,858,126	7,858,126	2.91%
	Grand total(e)	$216,143,680	270,382,661	99.98%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of June 30, 2011, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.99% of net assets.

(d)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2010, the value of the Fund’s investment in the Government Select Portfolio of the Northern Institutional Funds was approximately $5,133,720 with net purchases of approximately $2,724,406 during the six months ended June 30, 2011.

(e)

At June 30, 2011, the cost for Federal income tax purposes was $216,181,905. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$59,165,998
Gross unrealized depreciation	(4,965,242)
Net unrealized appreciation	$54,200,756

See accompanying notes to the financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments – Clearwater Small Cap Fund (unaudited)

June 30, 2011

See accompanying notes to the financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End funds:
47,200	AMERICAN MUNI INCOME PT			$554,976	632,008
208,600	BLACKROCK LNG-TM MUN ADV			2,133,992	2,184,042
35,600	BLACKROCK MUN INC TRUST			373,567	484,160
18,200	BLACKROCK MUNI BOND TRUST			169,379	264,082
186,000	BLACKROCK MUNIHOLDINGS QU			2,175,942	2,475,660
59,500	BLACKROCK MUNIHOLDINGS QU			749,861	795,515
71,200	BLACKROCK MUNIYIELD INVES			905,807	951,944
81,800	BLACKROCK MUNIYIELD MI QU			981,525	1,015,956
76,179	BLACKROCK MUNIYIELD MI QU			1,014,103	1,023,084
54,700	BLACKROCK MUNIYIELD PENNS			774,527	759,236
28,100	BLACKROCK MUNIYIELD QUAL			333,747	331,018
78,300	BLACKROCK MUNIYIELD QUALI			1,032,557	981,882
21,837	BLACKROCK MUNIYIELD QUALI			275,930	277,985
12,500	DREYFUS STRATEGIC MUNI BD			68,613	100,000
209,000	DWS MUNICIPAL INCOME TRUS			2,278,136	2,489,190
1,000	EATON VANCE CAL MUNI BOND			8,280	11,670
66,800	EATON VANCE CALI MUN BOND			744,489	760,184
1,100	EATON VANCE MICHI MUNI BN			15,510	14,366
26,905	EATON VANCE MUNICIPAL INC			286,929	325,550
68,200	INVESCO MUNICIPAL PREMIUM			515,130	521,048
101,881	INVESCO QUALITY MUNI INC			1,164,128	1,246,005
95,900	INVESCO QUALITY MUNI INV			1,173,337	1,239,987
124,300	INVESCO VAN KAMPEN AD MIT			1,443,464	1,459,282
94,239	INVESCO VAN KAMPEN PENN V			1,240,054	1,206,259
37,800	INVESCO VAN KAMPEN S S MN			398,849	433,188
74,277	INVESCO VAN KAMPEN TRUST			1,042,890	1,022,794
83,800	INVESCO VAN KAMPEN TRUST			954,508	1,173,200
56,248	MANAGED DURATION INVESTME			714,557	771,723
6,500	MFS HIGH INCOME MUNICIPAL			23,108	31,265
10,299	NEUBERGER BERMAN INTMD MU			126,917	145,422
31,103	NUVEEN CAL INV QUAL MUNI			373,215	409,938
13,700	NUVEEN CAL MUNI MKT OPPOR			157,825	185,635
42,560	NUVEEN DIVIDEND ADV MUNI			523,323	587,328
41,700	NUVEEN DVD ADVANTAGE MUNI			475,800	550,440
13,500	NUVEEN INSD DVD ADV MUNI			181,771	187,380
4,800	NUVEEN MA PREMIUM INC MUN			65,734	64,560
30,600	NUVEEN MI PREMIUM INC MUN			404,605	416,160
44,600	NUVEEN MUNI ADVANTAGE FUN			522,316	625,292
15,500	NUVEEN NJ INV QUAL MUNI F			211,528	203,980
10,100	NUVEEN PA DVD ADV MUNI FD			127,549	135,643
48,500	NUVEEN PENN INV QUAL MUNI			673,352	665,420
27,100	NUVEEN PREMIER MUNI INC F			367,653	362,869
238,709	NUVEEN PREMIUM INC MUNI F			3,273,534	3,239,281
216,190	PUTNAM MUNI OPPORTUNITIES			2,450,699	2,423,490
12,700	WESTERN ASSET INTERMEDIAT			111,045	121,158
22,000	WESTERN ASSET MANAGED MUN			240,488	271,700
48,606	WESTERN ASSET MUNICIPAL P			620,291	677,081
	Sub-total Closed-End Funds:			34,455,540	36,255,060	6.94%
Municipal Bonds:
1,500,000	ABAG FIN AUTH FOR NONPROFIT CORPS CALIF REV	7/1/2037	5.75	1,441,459	1,437,615
750,000	ABAG FIN AUTH FOR NONPROFIT CORPS CALIF REV	9/1/2037	6.00	745,052	757,822
2,500,000	ACALANES CALIF UN HIGH SCH DIST(b)	8/1/2039	4.68	1,079,450	1,079,450
1,500,000	AGUA CALIENTE BAND CAHUILLA INDIANS CALIF REV (c)	7/1/2018	6.00	1,470,574	1,422,585
1,290,000	ALABAMA HSG FIN AUTH SINGLE FAMILY MTG REV	10/1/2028	5.25	1,290,000	1,326,636
610,000	ALABAMA HSG FIN AUTH SINGLE FAMILY MTG REV	4/1/2038	4.50	456,175	566,934
500,000	ALAMEDA CORRIDOR TRANSN AUTH CALIF REV	10/1/2021	5.25	495,718	500,150

See accompanying notes to financial statements.	64

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	ALAMEDA CORRIDOR TRANSN AUTH CALIF REV(b)	10/1/2024	1.60	$412,932	410,765
395,000	ALASKA HSG FIN CORP HOME MTG REV	12/1/2033	5.45	395,000	405,294
930,000	ALASKA HSG FIN CORP HOME MTG REV	12/1/2034	5.25	927,430	944,796
500,000	ALASKA HSG FIN CORP MTG REV	12/1/2040	4.63	495,058	482,070
350,000	ALASKA INDL DEV & EXPT AUTH CMNTY PROVIDER REV (d)(e)	12/1/2010	5.40	350,000	237,380
250,000	ALASKA INDL DEV & EXPT AUTH CMNTY PROVIDER REV	12/1/2011	5.45	250,000	162,400
1,500,000	ALASKA ST HSG FIN CORP	6/1/2032	5.25	1,287,059	1,507,665
2,000,000	ALASKA ST HSG FIN CORP	12/1/2034	5.25	2,005,832	2,029,880
240,000	ALBANY N Y INDL DEV AGY CIVIC FAC REV (d)	5/1/2016	6.50	240,000	60,012
475,000	ALEXANDRIA VA REDEV & HSG AUTH MULTI-FAMILY HSG REV	10/1/2029	6.13	482,670	475,214
1,025,000	ALISAL CALIF UN SCH DIST(b)	8/1/2025	10.55	459,408	457,468
1,000,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRTR SCH REV	8/15/2026	5.90	1,000,000	936,290
500,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRTR SCH REV	8/15/2026	5.90	419,530	461,395
1,000,000	ALVORD CALIF UNI SCH DIST(b)	8/1/2046	5.63	336,367	349,140
1,008,955	ARIZONA HEALTH FACS AUTH REV (e)	7/1/2027	5.25	978,842	873,644
2,000,000	ARLINGTON TEX HIGHER ED FIN CORP ED REV	8/15/2028	7.00	1,948,748	1,935,960
1,035,000	ARLINGTON TEX SPL OBLIG	8/15/2034	5.00	1,098,548	1,035,228
930,000	ASMS PUB EDL BLDG AUTH MOBILE ALA REV	9/1/2026	4.38	905,786	922,718
500,000	ATLANTA GA ARPT REV	1/1/2020	5.75	501,266	504,245
500,000	ATLANTA GA ARPT REV	1/1/2030	6.00	520,371	555,025
1,000,000	ATLANTA GA TAX ALLOCATION	1/1/2030	5.60	925,184	959,970
630,000	AUSTIN TEX CONVENTION ENTERPRISES INC CONVENTION CTR (c)	1/1/2012	6.00	617,993	630,195
400,000	AVE MARIA STEWARDSHIP CMNTY DEV DIST FLA	11/1/2012	4.80	399,873	368,816
1,500,000	BAY CNTY FLA EDL FACS REV	9/1/2030	5.25	1,375,132	1,236,105
500,000	BERKELEY CNTY S C SCH DIST INSTALLMENT LEASE	12/1/2024	5.25	508,496	516,065
1,000,000	BEXAR CNTY TEX HEALTH FACS DEV CORP REV	7/1/2030	5.88	984,343	977,080
500,000	BEXAR CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV	1/1/2021	5.70	447,317	453,820
445,000	BEXAR CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV (d)	9/15/2021	8.75	445,000	335,962
250,000	BEXAR CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV	12/1/2021	6.50	259,988	223,155
805,000	BEXAR CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV (d)	4/1/2030	9.00	802,520	158,545
600,000	BEXAR CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV	8/1/2030	6.10	520,428	511,116
365,000	BEXAR CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV	8/1/2030	8.13	352,584	309,856
1,005,000	BEXAR CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV (d)	6/1/2031	10.50	1,005,000	297,400
890,000	BEXAR CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV	12/1/2036	9.25	868,680	585,024

See accompanying notes to financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	BIRMINGHAM-SOUTHERN COLLEGE AL PVT EDL BLDG AUTH TUITION	12/1/2019	5.35	$501,899	378,400
500,000	BOONE CNTY MO HOSP REV	8/1/2028	5.75	514,605	514,015
700,000	BOSTON MASS REV	10/1/2031	6.13	701,028	715,771
750,000	BOWLING GREEN OHIO STUDENT HSGREV	6/1/2031	5.75	718,451	729,180
965,000	BRAZOS CNTY TEX HEALTH FAC DEV CORP FRANCISCAN SVCS CORP REV	1/1/2032	5.38	952,735	921,749
500,000	BRAZOS CNTY TEX HEALTH FAC DEV CORP FRANCISCAN SVCS CORP REV	1/1/2033	5.50	504,613	481,105
184,000	BRIDGEVILLE DEL SPL OBLIG	7/1/2035	5.13	184,000	123,961
890,000	BUCKEYE OHIO TOB SETTLEMENT FING AUTH	6/1/2024	5.13	857,073	729,782
750,000	BUNCOME CNTY N C PROJ DEV FING REV	8/1/2024	6.75	737,840	665,835
1,000,000	BUTLER CNTY HOSP FACS REV	4/1/2036	6.38	1,042,140	1,042,140
395,000	BUTLER CNTY PA GEN AUTH REV	10/1/2034	0.87	395,000	233,488
500,000	CALEXICO CALIF CMNTY REDEV AGY TAX ALLOCATION	8/1/2028	4.20	375,589	375,170
145,000	CALIFORNIA CMNTYS HSG FIN AGY LEASE REV	8/1/2012	4.65	144,925	72,501
385,000	CALIFORNIA CMNTYS HSG FIN AGY LEASE REV	11/1/2012	4.85	383,089	192,504
125,000	CALIFORNIA CNTY CALIF TOB SECURITIZATION AGY TOB	6/1/2021	4.50	123,717	109,255
500,000	CALIFORNIA CNTY CALIF TOB SECURITIZATION AGY TOB	6/1/2036	5.00	495,069	344,675
500,000	CALIFORNIA HEALTH FACS FING AUTH REV	3/1/2033	5.00	502,372	464,945
1,000,000	CALIFORNIA HSG FIN AGY REV	8/1/2033	5.45	925,845	965,110
750,000	CALIFORNIA HSG FIN AGY REV	8/1/2038	5.50	754,153	695,340
1,000,000	CALIFORNIA INFRASTRUCTURE & ECONOMIC DEV BK REV	2/1/2030	6.00	1,010,552	1,055,220
500,000	CALIFORNIA INFRASTRUCTURE & ECONOMIC DEV BK ST SCH FD	8/15/2029	5.75	505,030	509,490
570,000	CALIFORNIA MUN FIN AUTH CHARTER SCH LEASE REV	9/1/2022	5.50	575,084	532,466
750,000	CALIFORNIA MUN FIN AUTH ED REV	6/1/2026	5.25	744,248	636,412
500,000	CALIFORNIA MUN FIN AUTH REV	5/1/2025	6.88	498,877	531,600
750,000	CALIFORNIA MUN FIN AUTH SR LIVING REV	5/15/2029	5.88	750,000	771,585
1,500,000	CALIFORNIA SCH FACS FING AUTH REV (b)	8/1/2029	2.42	1,047,729	1,125,705
500,000	CALIFORNIA ST PUB WKS BRD LEASE REV	10/1/2030	5.75	503,233	505,840
500,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH	5/15/2032	5.75	493,375	482,310
400,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH CTFS PARTN	8/15/2031	5.50	372,407	400,016
595,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH MULTIFAMILY REV	11/20/2036	6.15	624,085	630,962
1,500,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH REV	1/1/2016	5.25	1,492,499	1,499,400
700,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH REV	6/1/2017	5.40	698,222	670,558
1,500,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH REV	1/1/2021	6.00	1,500,000	1,501,395
1,000,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH REV	11/1/2021	6.50	1,000,000	996,910

See accompanying notes to financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH REV	8/15/2028	5.50	$1,003,736	1,005,560
750,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH SCH FAC REV	7/1/2020	5.00	708,057	711,908
350,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTH SPL TAX	9/1/2029	6.00	350,000	301,738
200,000	CALIFORNIA STATEWIDE CMNTYS DEV AUTHR EV	4/20/2036	7.00	200,000	210,220
210,000	CAMERON TEX ED CORP REV	8/15/2021	5.00	167,038	187,889
255,000	CAPITAL TR AGY FLA MULTIFAMILYREV (d)	6/1/2013	4.75	255,000	81,546
750,000	CAPITAL TR AGY FLA MULTIFAMILYREV (d)	6/1/2038	5.88	762,255	239,842
1,000,000	CARLSBAD CALIF UNI SCH DIST(b)	8/1/2031	4.17	543,795	563,699
1,135,775	CARLSBAD N M INDL DEV REV (e)	4/15/2021	5.75	1,163,676	1,029,035
500,000	CEDAR FALLS IOWA CMNTY SCH DIST SCH INFRASTRUCTURE SALES	6/1/2025	5.13	498,749	514,565
500,000	CEDAR FALLS IOWA CMNTY SCH DIST SCH INFRASTRUCTURE SALES	6/1/2027	5.38	498,658	515,415
1,000,000	CENTER UNI SCH DIST CALIF (b)	8/1/2031	12.90	309,263	245,020
900,000	CENTINELA VALLEY CALIF UN HIGH SCH DIST	8/1/2033	5.50	911,650	888,624
500,000	CENTRAL TEX REGL MOBILITY AUTHREV	1/1/2031	5.75	495,371	495,775
595,000	CHANDLER PARK ACADEMY MICH PUB SCH ACADEMY REV	11/1/2022	5.00	445,316	532,061
500,000	CHATHAM CNTY GA HOSP AUTH REV	1/1/2034	5.50	516,537	403,615
1,000,000	CHAUTAUQUA CNTY N Y CAP RESOURCE CORP REV	11/15/2016	6.75	977,919	1,016,970
275,000	CHESTERFIELD CNTY VA INDL DEV AUTH MULTI-FAMILY REV	7/1/2019	5.20	257,522	275,333
1,000,000	CHICAGO IL GO 07A AGM	1/1/2027	5.00	963,411	1,004,770
15,000	CHICAGO ILL MET HSG DEV CORP MTG REV	7/1/2022	6.85	15,000	15,028
500,000	CITIZEN POTAWATOMI NATION OKLASR OBLIG TAX REV	9/1/2016	6.50	500,000	476,655
250,000	CLARK CNTY NEV ECONOMIC DEV REV	5/15/2033	5.38	253,249	250,315
455,000	CLARK CNTY NEV IMPT DIST	2/1/2019	5.00	456,328	411,061
1,000,000	CLARK CNTY NEV PASSENGER FAC CHARGE REV	7/1/2030	5.00	984,884	1,000,680
355,000	CLEARWATER FLA HSG AUTH REV	5/1/2024	5.35	262,414	306,695
720,000	CLIFTON TEX HIGHER ED FIN CORPED REV	2/15/2018	7.75	710,809	767,945
1,000,000	CLIFTON TEX HIGHER ED FIN CORPED REV	12/1/2025	5.70	992,156	931,100
1,000,000	CLIFTON TEX HIGHER ED FIN CORPED REV	12/1/2030	6.00	983,033	918,420
330,000	COLLIER CNTY FLA HSG FIN AUTH MULTIFAMILY REV	8/15/2015	5.25	329,213	334,745
750,000	COLLIER CNTY FLA INDL DEV AUTH HEALTH CARE FACS REV	10/1/2039	6.25	735,362	760,290
625,000	COLO HSG FIN AUTH SINGLE FAMILY MTG REV	11/1/2034	5.00	625,046	625,675
1,500,000	COLORADO EDL & CULTURAL FACS AUTH INDPT SCH REV	5/1/2030	6.00	1,458,668	1,447,425

See accompanying notes to financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
835,000	COLORADO EDL & CULTURAL FACS AUTH REV	11/15/2028	6.75	$835,000	906,994
2,861,643	COLORADO EDL & CULTURAL FACS AUTH REV	11/15/2028	6.75	2,861,643	2,887,198
1,000,000	COLORADO EDL & CULTURAL FACS AUTH REV	6/1/2033	5.50	975,072	1,004,020
1,000,000	COLORADO EDL & CULTURAL FACS AUTH REV	7/1/2034	5.60	993,520	943,320
350,000	COLORADO EDL & CULTURAL FACS AUTH REV	12/1/2039	5.13	330,740	327,890
885,000	COLORADO HSG & FIN AUTH	10/1/2029	5.40	885,000	908,824
845,000	COLORADO HSG & FIN AUTH	11/1/2029	5.50	845,000	854,278
1,000,000	COLTON CALIF JT UNI SCH DIST (b)	8/1/2035	3.46	547,558	479,130
1,000,000	COMMUNITY MEM HOSP DIST MO HOSP REV	12/1/2034	6.68	885,072	1,020,540
1,250,000	CONNECTICUT ST DEV AUTH POLLUTN CTL REV	9/1/2028	5.85	1,274,922	1,259,375
1,000,000	CONNECTICUT ST HSG FIN AUTH	11/15/2035	4.75	1,000,000	984,330
375,000	CONNERTON WEST CMNTY DEV DIST FLA CAP IMPT REV (d)	5/1/2016	5.13	374,540	150,262
500,000	COOK CNTY ILL SCH DIST NO 083	6/1/2031	5.38	489,518	495,455
1,105,000	CORONA-NORCO CALIF UNI SCH DIST (b)	8/1/2039	2.24	681,533	800,904
637,000	CORTLAND ILL SPL TAX REV	3/1/2017	5.50	633,193	406,718
880,000	CROW FIN AUTH MONT TRIBAL PURP REV	10/1/2017	5.65	849,535	882,191
805,000	CROWN POINT IND ECONOMIC DEV REV	11/15/2013	6.50	805,000	795,557
1,000,000	CULLMAN CNTY ALA HEALTH CARE AUTH	2/1/2023	6.25	979,768	940,000
500,000	CUYAHOGA CNTY OHIO HSG MTG REV	3/20/2042	5.70	513,573	519,880
3,321,000	DALLAS TEX HSG FIN CORP MULTI	10/20/2032	6.75	3,298,287	3,391,206
2,000,000	DAMON RUN CONSERVANCY DIST IND	7/1/2025	6.10	2,044,295	2,056,000
1,000,000	DAMON RUN CONSERVANCY DIST IND	1/1/2027	6.38	1,017,158	1,035,110
500,000	DAVIESS CNTY IND HOSP ASSN LEASE RENT REV	1/15/2029	5.25	488,753	502,970
1,000,000	DE KALB CNTY GA HOSP AUTH REV ANTIC CTFS	9/1/2030	6.00	970,595	990,920
500,000	DELANO CALIF FING AUTH REV	12/1/2025	5.00	493,919	491,415
500,000	DELAWARE RIV PORT AUTH PA & N J	1/1/2022	5.70	500,000	500,735
445,000	DELAWARE ST HSG AUTH REV	7/1/2031	5.20	445,000	452,396
158,407	DENHAM SPRINGS-LIVINGSTON HSG & MTG FIN AUTH LA SGLE F M REV	11/1/2040	5.00	164,082	164,148
500,000	DENVER COLO CONVENTION CTR HOTEL AUTH REV	12/1/2030	5.00	511,040	425,245
500,000	DETROIT LAKES MINN HSG & HEALTH FACS REV	8/1/2034	2.39	500,000	492,165
500,000	DINUBA CALIF FING AUTH LEASE REV	9/1/2038	5.38	494,694	375,135
1,105,000	DIRECTOR ST NEV DEPT BUSINESS & INDUSTRY	11/15/2014	6.00	1,097,305	663,309
500,000	DISTRICT COLUMBIA HSG FIN AGY MULTI-FAMILY HSG REV	7/1/2033	5.45	500,000	506,150
500,000	DISTRICT COLUMBIA REV	6/1/2026	5.00	507,538	410,710
3,000,000	DUBLIN CALIF UNI SCH DIST (b)	8/1/2034	15.06	703,926	612,750
500,000	E-470 PUB HWY AUTH COLO REV	9/1/2024	5.50	504,793	479,170

See accompanying notes to financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
235,000	EAST BATON ROUGE LA MTG FIN AUTH SINGLE FAMILY REV	10/1/2034	5.00	$235,000	236,032
550,000	EAST CHICAGO IND REDEV COMMN LAKE FRONT REDEV AREA TAX	7/15/2014	5.00	550,000	541,778
565,000	EAST CHICAGO IND REDEV COMMN LAKE FRONT REDEV AREA TAX	1/15/2015	5.25	565,000	553,045
945,000	EAST POINT GA	2/1/2026	8.00	1,023,110	950,812
800,000	EDEN PRAIRIE MINN MULTIFAMILY HSG REV	2/20/2043	6.20	846,287	840,784
2,045,000	EDEN TWP CALIF HEALTHCARE DIST CTFS PARTN	6/1/2030	6.00	2,022,090	2,028,906
140,000	EL PASO CNTY TEX HSG FIN CORP MULTIFAMILY HSG REV	12/1/2015	7.00	140,000	140,034
750,000	EL PASO DE ROBLES CALIF REDEV AGY TAX ALLOCATION REV	7/1/2033	6.38	741,642	784,620
732,834	EL PASO TEX HSG FIN CORP MTG REV	4/1/2033	6.18	758,285	769,718
500,000	ELKHART CNTY IND HOSP AUTH REV	8/15/2020	5.25	500,000	500,420
2,000,000	EMERY CNTY UTAH POLLUTN CTL REV	11/1/2023	5.65	2,007,912	2,003,400
1,000,000	ENCINITAS CALIF UN SCH DIST(b)	8/1/2035	4.54	475,564	521,230
1,155,000	ENTERPRISE CALIF ELEM SCH DIST (b)	8/1/2035	3.73	610,253	577,985
1,000,000	ERIE CNTY OHIO HOSP FACS REV	8/15/2032	5.63	1,009,318	923,870
1,000,000	ERIE CNTY PA HOSP AUTH REV	7/1/2027	7.00	1,000,000	1,003,790
500,000	ESTHERVILLE IOWA HOSP REV	7/1/2020	6.30	502,500	503,115
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MULTIFAMILY REV	8/1/2039	5.60	500,000	518,415
750,000	FARGO N D HEALTH SYS REV	11/1/2028	6.00	741,956	796,830
239,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMT	3/1/2036	5.13	239,000	146,273
1,000,000	FESTIVAL RANCH CMNTY FACS DISTARIZ	7/15/2024	6.25	1,015,722	1,023,080
315,000	FIDDLERS CREEK CMNTY DEV DIST NO 2 FLA SPL ASSMT REV (d)	5/1/2013	5.75	314,118	100,737
875,000	FLAGSTAFF ARIZ INDL DEV AUTH REV	7/1/2022	5.50	806,953	779,765
1,400,000	FLINT MICH HOSP BLDG AUTH REV	7/1/2020	6.00	1,361,848	1,377,138
250,000	FLORIDA HIGHER EDL FACS FING AUTH REV	7/1/2032	5.38	253,097	250,265
500,000	FLORIDA HSG FIN CORP REV	7/1/2026	5.00	501,825	516,470
500,000	FLORIDA HSG FIN CORP REV	1/1/2027	5.05	500,000	513,170
400,000	FLORIDA HSG FIN CORP REV	7/1/2033	5.45	400,000	408,664
1,845,000	FLORIDA HSG FIN CORP REV	7/1/2034	5.30	1,865,534	1,865,424
575,000	FOREST CREEK CMNTY DEV DIST FLA CAP IMPT REV	11/1/2013	7.00	698,272	555,876
250,000	FOREST GROVE ORE REV	5/1/2030	6.00	245,822	254,070
1,000,000	FRANKLIN CNTY OHIO HEALTH CARE FACS REV	7/1/2035	5.13	588,228	866,650
1,245,000	FULTON CNTY GA DEV AUTH REV	11/1/2028	5.25	1,078,782	966,630
1,000,000	FYI PROPERTIES WASH LEASE REV	6/1/2034	5.50	980,760	1,032,980
500,000	GAINESVILLE & HALL CNTY GA DEVAUTH RETIREMENT CMNTY REV	11/15/2029	6.38	515,468	519,155
1,000,000	GAINESVILLE & HALL CNTY GA HOSP AUTH REV ANTIC CTFS	2/15/2030	5.00	971,663	965,850
1,206,508	GALVESTON CNTY MUNICIPAL UTILITY DISTRICT NO 52	3/1/2011	6.16	1,206,508	964,241

See accompanying notes to financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
400,000	GEISINGER AUTH PA HEALTH SYS	5/1/2037	0.95	$400,000	257,344
500,000	GEORGIA ST ENVIRONMENTAL LN ACQUISITION CORP LOC GOVT LN	2/15/2031	5.13	495,420	515,490
3,000,000	GEORGIA ST ENVIRONMENTAL LN ACQUISITION CORP LOC GOVT LN	3/15/2031	5.13	3,000,000	3,075,540
500,000	GEORGIA ST ENVIRONMENTAL LN ACQUISITION CORP LOC GOVT LN	2/15/2036	5.25	491,516	514,820
500,000	GILA CNTY ARIZ UNI SCH DIST NO 10 PAYSON	7/1/2028	5.75	477,143	535,325
1,000,000	GOLDEN ST TOB SECURITIZATION CORP CALIF TOB SETTLEMENT REV	6/1/2047	5.13	849,819	657,100
1,000,000	HAMDEN CONN FAC REV	1/1/2014	6.13	989,184	1,002,080
1,250,000	HAMILTON CNTY OHIO HEALTH CAREREV	1/1/2031	6.13	1,215,388	1,215,388
1,000,000	HAMMOND IND LOC PUB IMPT BD BKSPL REV	8/15/2025	6.50	1,021,577	1,027,480
500,000	HAMMOND IND REDEV DIST REV	1/15/2017	6.00	500,000	497,475
1,500,000	HARBOR POINT INFRASTRUCTURE IMPT DIST CONN SPL OBLIG REV	4/1/2022	7.00	1,500,000	1,616,670
1,250,000	HARRIS CNTY TEX CULTURAL ED FACS FIN CORP REV (c)	8/15/2021	6.75	1,250,000	1,274,888
1,500,000	HARTNELL CALIF CMNTY COLLEGE DIST (b)	8/1/2034	5.71	659,215	767,265
500,000	HARVEY-REF-SER A	12/1/2027	5.50	450,606	407,655
500,000	HAWAII ST DEPT BUDGET & FIN SPL PURP REV	11/15/2014	6.40	500,000	497,715
1,000,000	HAWAII ST DEPT BUDGET & FIN SPL PURP REV	11/15/2023	7.88	969,005	1,051,840
590,000	HAWAII ST DEPT BUDGET & FIN SPL PURP REV	11/15/2029	8.75	581,945	641,436
1,500,000	HAWAII ST DEPT BUDGET & FIN SPL PURP REV	11/15/2033	8.00	1,575,734	1,569,990
1,000,000	HAWTHORNE CALIF SCH DIST (b)	11/1/2026	2.38	366,345	363,970
2,000,000	HAWTHORNE CALIF SCH DIST CTFS PARTN (b)	12/1/2029	1.69	1,528,383	1,644,540
1,000,000	HEALDSBURG CALIF REDEV AGY TAXALLOCATION	8/1/2034	5.38	990,145	1,019,020
1,000,000	HELENDALE CALIF SCH DIST (b)	8/1/2034	3.31	571,587	604,780
255,000	HIGHLANDS CNTY FLA HEALTH FACS AUTH REV	11/15/2027	5.00	257,340	256,976
500,000	HIGHLANDS CNTY FLA HEALTH FACS AUTH REV	11/15/2032	5.13	501,518	495,800
500,000	HOPKINS CNTY TEX HOSP DIST HOSP REV	2/15/2023	5.50	489,056	473,250
239,000	HOUMA-TERREBONNE PUB TR FING AUTH LA SINGLE FAMILY MTG REV	12/1/2040	5.15	248,626	249,418
1,000,000	IDAHO HSG & FIN ASSN ECONOMIC DEV REV	2/1/2026	6.50	1,000,000	1,021,370
245,000	IDAHO HSG & FIN ASSN NONPROFIT FACS REV	8/1/2017	6.25	245,000	236,001
250,000	IDAHO HSG & FIN ASSN NONPROFIT FACS REV	7/1/2021	5.63	249,328	239,045
750,000	IDAHO HSG & FIN ASSN NONPROFIT FACS REV	7/1/2030	5.50	750,000	613,740
670,000	IDAHO HSG & FIN ASSN SINGLE FAMILY MTG REV	7/1/2026	5.65	685,833	685,135
395,000	IDAHO HSG & FIN ASSN SINGLE FAMILY MTG REV	7/1/2038	5.50	395,000	406,581

See accompanying notes to financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
230,000	IDAHO HSG & FIN ASSN SINGLE FAMILY MTG REV	1/1/2040	5.50	$230,000	235,361
250,000	ILLINOIS DEV FIN AUTH REV	5/15/2021	5.50	250,000	250,070
600,000	ILLINOIS FIN AUTH ED REV	9/1/2027	5.00	567,826	454,746
500,000	ILLINOIS FIN AUTH REV	5/15/2012	5.10	499,575	496,015
1,000,000	ILLINOIS FIN AUTH REV	5/15/2017	6.00	1,000,000	973,440
350,000	ILLINOIS FIN AUTH REV	8/15/2023	6.00	362,259	350,371
750,000	ILLINOIS FIN AUTH REV	5/15/2026	5.75	729,487	702,240
610,000	ILLINOIS FIN AUTH REV	8/15/2026	6.00	622,954	507,264
1,000,000	ILLINOIS FIN AUTH REV	11/15/2026	5.25	970,422	836,720
250,000	ILLINOIS FIN AUTH REV	11/15/2026	5.75	251,977	253,708
500,000	ILLINOIS FIN AUTH REV	3/15/2027	5.00	519,732	500,455
500,000	ILLINOIS FIN AUTH REV	5/15/2029	5.25	505,753	491,435
1,000,000	ILLINOIS FIN AUTH REV	10/1/2032	6.00	976,230	1,050,350
1,500,000	ILLINOIS FIN AUTH REV	8/15/2036	5.25	1,474,190	1,356,645
150,000	ILLINOIS FIN AUTH REV	12/1/2036	5.00	151,339	120,771
805,000	ILLINOIS FIN AUTH REV	2/1/2037	5.25	800,978	676,764
500,000	ILLINOIS FIN AUTH REV	3/1/2038	6.00	485,107	521,460
750,000	ILLINOIS FIN AUTH SPORTS FAC REV (c)	10/1/2027	6.13	730,795	149,512
440,000	ILLINOIS FIN AUTH SPORTS FAC REV (d)	12/1/2035	7.00	436,698	40,040
500,000	ILLINOIS FIN AUTH SPORTS FAC REV (c)	10/1/2037	6.25	484,210	99,175
1,500,000	ILLINOIS FIN AUTH STUDENT HSG REV	10/1/2024	6.00	1,483,080	1,507,815
490,000	ILLINOIS HEALTH FACS AUTH REV	5/15/2014	6.25	490,000	482,209
750,000	ILLINOIS HEALTH FACS AUTH REV	8/15/2028	5.38	737,649	742,095
500,000	ILLINOIS HEALTH FACS AUTH REV	7/1/2033	6.00	510,607	506,850
2,100,000	ILLINOIS HEALTH FACS AUTH REV	8/15/2033	5.10	2,126,830	2,094,351
900,000	ILLINOIS ST CTFS PARTN	7/1/2017	5.80	900,000	900,189
1,000,000	IMPERIAL CALIF CMNTY COLLEGE DIST (b)	8/1/2040	1.12	775,330	808,970
250,000	INDEPENDENCE MO THIRTY-NINTH STR TRANSN DIST REV	9/1/2032	6.88	250,000	230,540
500,000	INDIANA BD BK REV	2/1/2029	5.50	490,587	521,045
1,000,000	INDIANA FIN AUTH HOSP REV	3/1/2030	5.13	951,692	959,880
1,500,000	INDIANA HEALTH & EDL FAC FING AUTH HOSP REV	3/1/2022	5.50	1,369,527	1,549,965
1,000,000	INDIANA HEALTH & EDL FAC FING AUTH HOSP REV	2/15/2030	5.25	743,687	942,140
500,000	INDIANA HEALTH & EDL FAC FING AUTH HOSP REV	2/15/2036	5.25	502,061	448,495
1,315,000	INDIANA HEALTH FAC FING AUTH REV	8/15/2018	5.00	1,197,136	1,315,671
1,000,000	INDIANA ST FIN AUTH REV	10/1/2021	6.00	1,000,000	987,110
6,773,029	INTERMEDIATE SCH DIST 287 MINNLEASE REV	11/1/2032	5.30	6,539,006	6,763,953
400,000	IOWA FIN AUTH SR HSG REV	12/1/2014	5.00	398,369	360,596
1,000,000	IOWA STUDENT LN LIQUIDITY CORP STUDENT LN REV	12/1/2027	5.50	977,797	1,000,620
450,000	JACKSONVILLE FLA ECONOMIC DEV COMMN HEALTH CARE FACS REV	9/1/2017	6.00	450,000	458,050
2,000,000	JEFFERSON CALIF UN HIGH SCH DIST SAN MATEO CNTY (b)	8/1/2031	26.18	347,332	357,920
1,209,000	JEFFERSON CNTY KY MTG REV	11/15/2013	6.13	1,209,000	1,212,035
130,000	JEFFERSON PARISH LA FIN AUTH REV	6/1/2033	5.00	136,472	131,152
1,045,000	JEFFERSON PARISH LA FIN AUTH REV	6/1/2038	5.00	1,090,545	1,061,438
230,000	JEFFERSON PARISH LA FIN AUTH REV	12/1/2048	5.70	240,900	241,868

See accompanying notes to financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
700,000	JOPLIN MO INDL DEV AUTH INDL REV	5/15/2017	5.50	$706,954	706,944
1,690,000	KALISPEL TRIBE INDIANS PRIORITY DISTR WASH REV	1/1/2016	6.20	1,642,093	1,596,644
4,500,000	KANSAS CITY MO INDL DEV AUTH MULTIFAMILY HSG REV	1/1/2012	5.00	4,487,319	4,499,775
1,000,000	KANSAS CITY MO INDL DEV AUTH MULTIFAMILY HSG REV	11/20/2039	5.10	1,000,000	1,004,140
1,250,000	KANSAS CITY MO INDL DEV AUTH REV	9/1/2023	5.45	1,250,000	1,225,950
1,000,000	KANSAS ST DEV FIN AUTH HOSP REV	11/15/2029	5.50	977,330	1,067,640
500,000	KENTUCKY ECONOMIC DEV FIN AUTHHEALTH SYS REV	10/1/2028	6.63	501,439	501,275
500,000	KENTUCKY ECONOMIC DEV FIN AUTHMULTIFAMILY HSG REV	11/20/2035	5.38	500,000	517,050
500,000	KENTUCKY HSG CORP HSG REV	7/1/2039	5.15	500,000	508,020
2,655,000	KERRVILLE TEX HEALTH FACS DEV CORP HOSP REV	8/15/2035	5.45	2,628,551	2,401,102
750,000	KING CNTY WASH HSG AUTH REV	5/1/2028	5.20	750,000	777,750
500,000	KIRKWOOD MO INDL DEV AUTH RETIREMENT CMNTY REV	11/15/2015	7.00	500,000	501,115
500,000	KIRKWOOD MO INDL DEV AUTH RETIREMENT CMNTY REV	5/15/2021	8.00	500,000	523,500
900,000	KLICKITAT CNTY WASH PUB HOSP DIST NO 2 HOSP REV	12/1/2020	6.00	835,987	826,398
2,500,000	KOYUKUK ALASKA REV	10/1/2023	7.00	2,424,833	2,411,575
1,390,000	KREMMLING COLO MEM HOSP DIST CTFS PARTN	12/1/2022	6.00	1,375,867	1,334,497
1,500,000	LA MIRADA CALIF REDEV AGY(b)	8/15/2027	14.17	461,006	457,590
410,000	LA VERNIA TEX HIGHER ED FIN CORP ED REV	2/15/2018	6.00	410,000	404,690
1,110,000	LAFAYETTE LA PUB TR FING AUTH SINGLE FAMILY MTG REV	1/1/2041	5.35	1,134,667	1,149,893
335,000	LAKE CNTY ILL CMNTY CONS SCH DIST NO 050 WOODLAND	1/1/2026	5.63	338,132	357,341
750,000	LAKESIDE 370 LEVEE DIST MO	4/1/2028	7.00	750,000	688,410
2,000,000	LAKEWOOD RANCH STEWARDSHIP DIST FLA SPL ASSMT REV	5/1/2030	7.40	1,979,905	1,971,780
750,000	LANCASTER CALIF REDEV AGY TAX ALLOCATION	8/1/2024	6.00	737,952	730,095
2,000,000	LAS VEGAS NEV REDEV AGY TAX INCREMENT REV	6/15/2023	7.50	1,980,311	2,263,200
1,000,000	LEE CNTY FLA INDL DEV AUTH HEALTH CARE FACS REV	11/15/2029	5.00	828,762	794,030
750,000	LEE CNTY FLA INDL DEV AUTH INDL DEV REV	6/15/2027	5.25	753,381	623,812
1,000,000	LEHIGH CNTY PA GEN PURP AUTH REVS	12/15/2023	6.00	908,841	896,280
250,000	LEHIGH CNTY PA GEN PURP AUTH REVS	8/15/2042	1.20	250,000	146,562
750,000	LEMON GROVE CALIF CMNTY DEV AGY TAX ALLOCATION	8/1/2025	5.15	750,000	697,328
500,000	LOMBARD ILL PUB FACS CORP CONFERENCE CTR & HOTEL REV	1/1/2015	6.38	500,000	343,140
550,000	LOMBARD ILL PUB FACS CORP CONFERENCE CTR & HOTEL REV	1/1/2030	5.50	575,339	329,648
1,750,000	LOMBARD ILL PUB FACS CORP CONFERENCE CTR & HOTEL REV	1/1/2036	5.25	1,774,222	1,171,590

See accompanying notes to financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
250,000	LOMPOC CALIF HEALTHCARE DIST	8/1/2034	5.00	$252,130	236,252
1,000,000	LOS ANGELES CALIF CTFS PARTN	2/1/2027	5.00	1,000,270	1,001,560
2,000,000	LOS ANGELES CALIF HSG AUTH	6/1/2029	5.00	1,701,263	1,666,500
1,000,000	LOS ANGELES CALIF UNI SCH DIST CTFS PARTN	10/1/2031	5.00	882,531	913,090
500,000	LOUDOUN CNTY VA INDL DEV AUTH RESIDENTIAL CARE FAC REV	8/1/2028	7.00	500,000	500,295
500,000	LOUISIANA HSG FIN AGY SINGLE FAMILY MTG REV	12/1/2034	5.10	500,000	508,055
260,000	LOUISIANA HSG FIN AGY SINGLE FAMILY MTG REV	6/1/2038	5.85	275,368	270,205
1,225,000	LOUISIANA HSG FIN AGY SINGLE FAMILY MTG REV	12/1/2038	5.70	1,277,269	1,297,361
235,000	LOUISIANA HSG FIN AGY SINGLE FAMILY MTG REV	6/1/2039	5.60	242,494	248,618
430,000	LOUISIANA LOC GOVT ENVIR FACS CMNTY DEV AUTH REV	6/20/2028	8.00	430,000	358,573
500,000	LOUISIANA PUB FACS AUTH HOSP REV	7/1/2024	6.75	513,582	522,135
750,000	LOUISIANA PUB FACS AUTH REV	5/1/2031	6.50	746,612	760,792
500,000	LOUISIANA PUB FACS AUTH REV	2/15/2036	0.87	500,000	349,320
1,495,000	LUZERNE CNTY PA	11/1/2026	7.00	1,592,923	1,672,875
490,945	LYONS COLO REV	11/30/2016	4.75	494,540	468,479
1,000,000	MADERA CALIF IRR FING AUTH WTRREV	1/1/2031	6.25	977,864	1,020,460
450,000	MADISON CNTY FLA REV	7/1/2025	6.00	443,711	410,882
250,000	MAGNOLIA CREEK FLA CMNTY DEV DIST (d)	5/1/2014	5.60	250,000	112,550
730,000	MAINE EDL LN AUTH STUDENT LN REV	12/1/2027	5.63	730,000	760,470
1,000,000	MAINE TECHNICAL COLLEGE SYS CTFS PARTN	1/1/2017	5.80	1,001,302	1,003,840
1,000,000	MALTA ILL TAX INCREMENT REV	12/30/2025	5.75	1,000,000	635,200
500,000	MANATEE CNTY FLA SCH BRD CTFS PARTN	7/1/2031	5.63	495,517	516,410
500,000	MANCHESTER N H HSG & REDEV AUTH REV	1/1/2015	6.75	494,852	470,235
500,000	MANCHESTER N H HSG & REDEV AUTH REV (b)	1/1/2020	7.87	314,237	215,805
452,000	MANHATTAN ILL SPL SVC AREA SPL TAX(d)	3/1/2022	5.75	452,000	181,071
500,000	MANSFIELD-VAR PURP IM	12/1/2024	6.00	525,213	553,945
750,000	MANTECA CALIF FING AUTH SWR REV	12/1/2033	5.00	694,139	743,782
300,000	MARICOPA CNTY ARIZ ELEM SCH DIST NO 21 MURPHY	7/1/2024	8.00	307,906	326,469
1,000,000	MARICOPA CNTY ARIZ UNI SCH DIST NO 89 DYSART	7/1/2026	6.25	1,016,887	1,116,330
439,000	MARQUIS CMNTY DEV AUTH VA REV	9/1/2013	5.10	439,000	377,860
750,000	MARTINEZ CALIF UNI SCH DIST(b)	8/1/2035	0.87	619,036	638,670
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	500,000	509,705
450,000	MARYLAND ST HEALTH & HIGHER EDL FACS AUTH REV	7/1/2029	6.75	440,801	507,744
2,000,000	MARYLAND ST HEALTH & HIGHER EDL FACS AUTH REV	7/1/2031	5.50	1,936,229	2,033,860
500,000	MASHANTUCKET WESTERN PEQUOT TRIBE CONN (c)(d)	9/1/2036	5.50	509,035	189,730
395,000	MASSACHUSETTS DEV FIN AGY SR LIVING FAC REV	6/1/2014	6.25	395,000	390,687

See accompanying notes to financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
475,000	MASSACHUSETTS EDL FING AUTH ED LN REV	1/1/2027	5.20	$475,000	488,804
2,390,000	MASSACHUSETTS EDL FING AUTH ED LN REV	1/1/2028	5.25	2,396,610	2,434,287
1,000,000	MASSACHUSETTS ST DEV FIN AGY REV	7/1/2030	6.38	986,398	1,004,750
1,925,000	MASSACHUSETTS ST HEALTH & EDL FACS AUTH REV	7/1/2013	7.30	1,925,000	1,932,989
500,000	MASSACHUSETTS ST HEALTH & EDL FACS AUTH REV	7/1/2022	6.00	505,896	507,925
1,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REV	12/1/2033	5.35	1,000,000	1,020,800
960,000	MASSACHUSETTS ST HSG FIN AGY HSG REV	6/1/2040	5.05	960,000	964,186
750,000	MASSACHUSETTS ST TPK AUTH WESTERN TPK REV	1/1/2017	5.55	750,000	753,352
1,750,000	MC ALESTER OKLA PUB WKS AUTH UTIL SYS REV (b)	2/1/2030	11.04	615,694	615,878
160,000	MEAD VLG NEB TAX INCREMENT REV(d)	7/1/2012	5.13	160,000	121,019
1,070,000	MET GOVT NASHVILLE & DAVIDSON CNTY TENN H & E FACS BRD REV (d)	12/20/2020	8.00	1,070,000	534,989
855,000	MET GOVT NASHVILLE & DAVIDSON CNTY TENN H & E FACS BRD REV (d)	6/20/2036	10.00	855,000	418,916
1,830,000	MET GOVT NASHVILLE & DAVIDSON CNTY TENN H & E FACS BRD REV (d)	12/20/2040	7.50	1,830,000	1,063,322
2,000,000	METROPOLITAN WASHINGTON D C ARPTS AUTH DULLES TOLL ROAD REV (b)	10/1/2041	1.80	1,301,370	1,514,980
500,000	MIAMI-DADE CNTY FLA HEALTH FACS AUTH HOSP REV	8/1/2030	6.00	485,595	512,275
1,500,000	MIAMI-DADE CNTY FLA SPL OBLIG (b)	10/1/2026	1.46	590,420	561,675
1,000,000	MICHIGAN MUN BD AUTH REV	5/1/2023	5.75	1,028,482	1,123,390
1,000,000	MICHIGAN PUB EDL FACS AUTH REV (c)	9/1/2016	6.00	996,676	1,001,220
750,000	MICHIGAN PUB EDL FACS AUTH REV	6/1/2020	6.00	743,566	721,440
500,000	MICHIGAN PUB EDL FACS AUTH REV	9/1/2021	8.00	500,000	534,160
300,000	MICHIGAN PUB EDL FACS AUTH REV	9/1/2022	5.00	300,000	257,556
450,000	MICHIGAN PUB EDL FACS AUTH REV	10/1/2023	6.25	450,000	391,360
500,000	MICHIGAN PUB EDL FACS AUTH REV	11/1/2028	6.35	500,000	475,380
1,000,000	MICHIGAN ST HOSP FIN AUTH REV	12/1/2023	6.13	989,267	1,122,260
1,500,000	MICHIGAN ST HOSP FIN AUTH REV	6/1/2034	6.13	1,569,289	1,548,765
625,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REV	10/1/2020	5.38	599,582	655,325
1,000,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REV	10/1/2034	5.63	1,000,000	1,024,710
545,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REV	10/1/2038	5.70	545,000	563,568
1,000,000	MICHIGAN ST STRATEGIC FD LTD OBLIG REV	9/1/2029	5.45	1,012,546	1,000,640
310,000	MICHIGAN TOB SETTLEMENT FIN AUTH TOB SETTLEMENT ASSET	6/1/2022	5.13	290,524	259,424
496,000	MILLSBORO DEL SPL OBLG	7/1/2036	5.45	496,000	343,683
2,500,000	MINNEAPOLIS MINN MULTIFAMILY REV	11/1/2013	6.00	2,486,384	2,467,850

See accompanying notes to financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
424,267	MINNESOTA ST HIGHER ED FACS AUTH REV	10/1/2016	4.49	$426,697	430,704
210,000	MINNESOTA ST HSG FIN AGY	1/1/2020	5.00	202,244	210,195
485,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	485,000	488,618
965,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	965,000	969,150
1,000,000	MINNESOTA ST OFFICE OF HIGHER ED REV	11/1/2029	5.00	1,000,000	1,014,090
1,000,000	MISSISSIPPI DEV BK SPL OBLIG	10/1/2031	6.50	972,518	1,016,320
270,000	MISSISSIPPI HOME CORP SINGLE FAM MTG REV	6/1/2039	6.75	284,925	293,992
500,000	MISSOURI DEV FIN BRD INFRASTRUCTURE FACS LEASEHOLD	6/1/2029	5.63	487,025	509,320
500,000	MISSOURI ST DEV FIN BRD INFRASTRUCTURE FACS REV	11/1/2025	5.50	492,181	513,735
500,000	MISSOURI ST DEV FIN BRD INFRASTRUCTURE FACS REV	4/1/2027	6.00	503,685	509,340
500,000	MISSOURI ST DEV FIN BRD INFRASTRUCTURE FACS REV	10/1/2027	6.13	484,715	515,940
980,000	MISSOURI ST HEALTH & EDL FACS AUTH REV	2/1/2022	5.13	1,005,827	985,919
500,000	MISSOURI ST HEALTH & EDL FACS AUTH REV	2/1/2035	5.38	498,300	452,635
300,000	MISSOURI ST HSG DEV COMMN SINGLE FAMILY MTG REV	9/1/2034	5.25	298,010	307,092
380,000	MISSOURI ST HSG DEV COMMN SINGLE FAMILY MTG REV	9/1/2034	5.35	380,000	390,553
1,000,000	MOBERLY MO INDL DEV AUTH	9/1/2024	6.00	1,018,347	1,010,160
450,000	MODESTO CALIF IRR DIST CTFS PARTN	7/1/2022	5.30	427,523	451,300
1,000,000	MOHAVE CNTY ARIZ INDL DEV AUTHCORRECTIONAL FACS CONTRACT REV	5/1/2015	7.25	994,054	1,035,660
1,365,000	MONTANA ST BRD HSG	12/1/2039	5.50	1,365,208	1,400,435
500,000	MONTGOMERY CNTY MD HSG OPPTYS COMMN MULTIFAMILY REV	7/1/2037	5.13	500,000	498,220
1,500,000	MONTGOMERY CNTY OHIO HEALTH CARE FACS REV	9/20/2032	6.55	1,458,074	1,518,630
650,000	MONTGOMERY CNTY PA INDL DEV AUTH REV	2/1/2014	5.38	648,063	627,289
375,000	MONTGOMERY CNTY PA INDL DEV AUTH REV	2/1/2028	6.13	370,196	320,798
800,000	MOUNT CARBON MET DIST COLO REV	6/1/2043	7.00	800,000	229,840
200,000	MOUNT CARBON MET DIST COLO REV	6/1/2043	8.00	-	20,000
1,000,000	NATRONA CNTY WYO HOSP REV	9/15/2031	6.35	1,000,000	1,040,280
500,000	NEBRASKA INVT FIN AUTH SINGLE FAMILY HSG REV	9/1/2036	5.90	500,000	536,155
315,000	NEVADA HSG DIV SINGLE FAMILY MTG REV	10/1/2039	5.38	315,000	320,264
1,225,000	NEVADA HSG DIV SINGLE FAMILY MTG REV	10/1/2040	5.10	1,225,000	1,229,263
1,000,000	NEW HAMPSHIRE HEALTH & ED FACS AUTH HOSP REV	10/1/2024	5.00	986,018	1,002,600
1,250,000	NEW HAMPSHIRE HEALTH & ED FACS AUTH REV	1/1/2034	6.00	1,210,902	1,270,800
500,000	NEW HAMPSHIRE HEALTH & ED FACS AUTH REV	8/1/2038	6.00	490,148	532,555
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MULTI-FAMILY HSG	7/1/2031	5.20	1,000,000	1,015,910
745,000	NEW HAMPSHIRE ST HSG FIN AUTH SINGLE FAMILY MTG REV	7/1/2034	5.38	745,000	761,830

See accompanying notes to financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
760,000	NEW HAMPSHIRE ST HSG FIN AUTH SINGLE FAMILY MTG REV	7/1/2038	6.63	$796,797	829,753
2,500,000	NEW JERSEY HEALTH CARE FACS FING AUTH REV	7/1/2016	6.25	2,500,000	2,506,050
500,000	NEW JERSEY ST HIGHER ED ASSISTANCE AUTH STUDENT LN REV	6/1/2024	5.38	497,452	515,910
2,500,000	NEW JERSEY ST HIGHER ED ASSISTANCE AUTH STUDENT LN REV	6/1/2027	5.00	2,496,526	2,572,875
1,000,000	NEW JERSEY ST HSG & MTG FIN AGY MULT-FAMILY REV	5/1/2041	4.95	969,608	970,650
500,000	NEW JERSEY ST HSG & MTG FIN AGY REV	10/1/2030	6.45	535,823	526,515
925,000	NEW JERSEY ST HSG & MTG FIN AGY REV	10/1/2034	5.00	925,000	926,110
800,000	NEW JERSEY ST HSG & MTG FIN AGY REV	10/1/2035	5.00	800,000	800,448
2,335,000	NEW JERSEY ST HSG & MTG FIN AGY REV	10/1/2037	5.00	2,317,974	2,339,273
2,250,000	NEW JERSEY ST TRANSN TR FD AUTH (b)	12/15/2025	17.94	977,436	992,880
480,000	NEW MEXICO MTG FIN AUTH	9/1/2029	4.80	480,000	479,563
940,000	NEW MEXICO MTG FIN AUTH	9/1/2029	5.00	940,000	951,882
955,000	NEW MEXICO MTG FIN AUTH	9/1/2034	5.00	955,000	969,010
970,000	NEW MEXICO MTG FIN AUTH	3/1/2036	5.45	970,000	995,589
750,000	NEW ORLEANS LA SEW SVC REV	6/1/2024	6.00	740,017	801,292
115,000	NEW RIVER CMNTY DEV DIST FLA CAP IMPT REV (d)	5/1/2013	5.00	114,821	1
70,000	NEW RIVER CMNTY DEV DIST FLA CAP IMPT REV (b)	5/1/2015	1.20	64,403	57,207
135,000	NEW RIVER CMNTY DEV DIST FLA CAP IMPT REV (b)	5/1/2018	1.37	118,068	54,902
70,000	NEW RIVER CMNTY DEV DIST FLA CAP IMPT REV (b)	5/1/2038	0.37	62,801	40,623
175,000	NEW RIVER CMNTY DEV DIST FLA CAP IMPT REV (b)	5/1/2038	0.80	140,531	63,742
250,000	NEW YORK N Y CITY INDL DEV AGY REV	1/1/2029	6.13	246,685	262,002
1,000,000	NEW YORK ST DORM AUTH REV	8/15/2024	6.45	998,440	1,022,790
350,000	NEW YORK ST DORM AUTH REVS	7/1/2019	6.88	353,500	354,322
1,820,000	NEW YORK ST MED CARE FACS FIN AGY REV	2/15/2035	6.38	1,802,589	1,825,660
450,000	NOBLESVILLE IND REDEV AUTH ECONOMIC DEV REV	2/1/2031	5.13	445,860	460,035
325,000	NORCO CALIF REDEV AGY TAX ALLOCATION	3/1/2021	6.25	323,805	357,412
500,000	NORCO CALIF REDEV AGY TAX ALLOCATION	3/1/2032	5.88	492,601	475,575
1,300,000	NORTH CAROLINA MED CARE COMMN HEALTH CARE FACS REV	10/1/2035	6.63	1,300,000	1,013,220
1,000,000	NORTH CENT TEX HEALTH FAC DEV CORP REV	5/15/2017	5.00	1,000,000	1,001,800
865,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2034	5.35	865,000	883,208
1,615,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2039	5.45	1,615,000	1,654,923
2,000,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2040	5.05	2,000,000	1,960,600
350,000	NORTH RANGE MET DIST NO 1 COLO	12/15/2024	5.00	358,884	282,502
500,000	NORTH TEX TWY AUTH DALLAS NORTH TWY SYS REV	1/1/2025	6.00	500,000	544,985

See accompanying notes to financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	NORTH TEX TWY AUTH REV (b)	1/1/2028	10.85	$383,111	376,960
1,000,000	NORTH TEX TWY AUTH REV	1/1/2034	6.00	1,000,000	1,039,620
1,000,000	NORTH TEX TWY AUTH REV (b)	1/1/2042	1.40	703,999	826,840
500,000	NORTHERN CALIF GAS AUTH NO 1	7/1/2027	0.89	500,000	354,025
1,000,000	NORTHERN IL UNIV REVS	4/1/2026	5.50	1,017,290	1,048,740
400,000	NORTHERN MARIANA ISLANDS COMWLTH	10/1/2022	5.00	402,798	329,528
300,000	OAK ISLAND N C ENTERPRISE SYS REV	6/1/2028	5.75	293,628	323,703
300,000	OAK ISLAND N C ENTERPRISE SYS REV	6/1/2029	5.88	295,887	324,618
2,000,000	OAK PARK CALIF UNI SCH DIST(b)	8/1/2038	3.77	988,603	997,860
660,000	OHIO ST HSG FIN AGY RESIDENTIAL MTG REV	9/1/2033	5.40	660,000	676,091
305,000	OHIO ST HSG FIN AGY RESIDENTIAL MTG REV	9/1/2033	5.45	305,000	312,854
455,000	OKLAHOMA HSG FIN AGY SINGLE FAMILY MTG REV	3/1/2032	5.15	455,000	463,276
770,000	OKLAHOMA HSG FIN AGY SINGLE FAMILY MTG REV	9/1/2038	6.50	809,802	833,471
500,000	ONEIDA TRIBE OF INDIANS WIS RETAIL SALES REV (c)	2/1/2021	5.50	500,000	529,020
1,000,000	ONTARIO CALIF REDEV FING AUTH LEASE REV	8/1/2032	5.00	938,567	940,370
500,000	OREGON HEALTH SCIENCES UNIV REV	7/1/2039	5.75	485,769	529,840
415,000	OREGON ST VETERANS WELFARE 81	10/1/2031	5.13	412,056	415,643
1,000,000	OVERLAND PK KANS TRANSN DEV DIST SALES TAX REV	4/1/2032	5.90	1,000,000	1,021,130
1,405,000	PACHECO CALIF UN SCH DIST CTFSPARTN (b)	2/1/2037	15.26	286,554	389,255
2,280,000	PACHECO CALIF UN SCH DIST CTFSPARTN (b)	2/1/2037	15.27	464,893	389,219
1,000,000	PALM BAY FLA UTIL REV (b)	10/1/2031	11.87	307,649	294,540
675,000	PALM BEACH CNTY FL HEALTH FACS AUTH RETIREMENT CMNTY REV	11/15/2029	5.13	678,257	618,874
1,000,000	PALM BEACH CNTY FLA HEALTH FACS AUTH REV	11/15/2022	5.38	917,713	942,640
600,000	PARKLANDS LEE CMNTY DEV DIST FLA SPL ASSMT(d)	5/1/2011	5.13	599,935	300,000
1,665,000	PATTERSON CALIF JT UNI SCH DIST(b)	8/1/2027	12.31	590,651	626,456
750,000	PELL CITY ALA SPL CARE FACS FING AUTH REV	12/1/2027	5.25	623,696	730,650
1,500,000	PENNSYLVANIA ECONOMIC DEV FINGAUTH HEALTH SYS REV	10/15/2023	6.25	1,468,426	1,578,330
500,000	PENNSYLVANIA HSG FIN AGY SINGLE FAMILY MTG REV	10/1/2025	5.00	501,828	513,000
1,000,000	PENNSYLVANIA HSG FIN AGY SINGLE FAMILY MTG REV	10/1/2029	4.63	915,986	976,200
750,000	PENNSYLVANIA ST HIGHER EDL FACS AUTH REV	6/1/2026	5.75	724,474	752,768
500,000	PENNSYLVANIA ST HIGHER EDL FACS AUTH REV	7/1/2039	0.82	500,000	256,015
1,000,000	PENNSYLVANIA ST TPK COMMN TPK REV(b)	6/1/2033	2.19	679,032	784,140
1,935,000	PENNSYLVANIA ST TPK COMMN TPK REV(b)	12/1/2035	1.17	1,505,826	1,399,721
750,000	PENNSYLVANIA ST TPK COMMN TPK REV(b)	12/1/2035	2.01	525,222	551,408
1,500,000	PENNSYLVANIA ST TPK COMMN TPK REV(b)	12/1/2038	1.44	1,076,999	1,062,135
2,000,000	PEORIA ILL PUB BLDG COMMN SCH DIST FACS REV(b)	12/1/2021	8.01	1,124,714	1,172,860

See accompanying notes to financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	PEORIA ILL PUB BLDG COMMN SCH DIST FACS REV(b)	12/1/2022	9.39	$250,371	270,960
5,000,000	PEORIA ILL PUB BLDG COMMN SCH DIST FACS REV(b)	12/1/2026	11.11	1,934,909	1,954,450
1,000,000	PHILADELPHIA PA HOSPS & HIGHER ED FACS AUTH HOSP REV	11/15/2023	6.63	1,000,374	994,490
70,000	PHOENIX ARIZ STR & HWY USER REV	7/1/2011	6.25	70,000	70,011
1,000,000	PIMA CNTY ARIZ INDL DEV AUTH CHARTER SCH REV	4/1/2022	5.88	1,000,000	956,530
70,000	PIMA CNTY ARIZ INDL DEV AUTH ED REV	8/1/2012	6.25	70,000	71,096
280,000	PIMA CNTY ARIZ INDL DEV AUTH ED REV	6/1/2016	6.00	280,000	277,757
1,045,000	PIMA CNTY ARIZ INDL DEV AUTH ED REV	12/1/2017	5.35	940,401	998,487
460,000	PIMA CNTY ARIZ INDL DEV AUTH ED REV	12/1/2018	6.38	460,000	447,681
865,000	PIMA CNTY ARIZ INDL DEV AUTH ED REV	6/1/2022	5.00	797,928	761,529
45,000	PIMA CNTY ARIZ INDL DEV AUTH ED REV(c)	7/1/2022	5.38	45,382	42,310
995,000	PIMA CNTY ARIZ INDL DEV AUTH ED REV	7/1/2026	5.00	861,866	808,786
495,000	PIMA CNTY ARIZ INDL DEV AUTH ED REV	7/1/2031	6.75	362,017	468,824
1,000,000	PITTSBURG CALIF REDEV AGY TAX ALLOC	9/1/2028	6.50	977,660	982,660
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(b)	9/1/2031	16.03	619,841	619,841
750,000	PLEASANTS CNTY W VA POLLUTN CTL REV	5/1/2015	6.15	750,000	751,462
1,750,000	PORT EVERGLADES AUTH FLA PORT	9/1/2016	5.00	1,750,028	1,805,878
250,000	PROVIDENCE R I HSG AUTH HSG REV	9/1/2026	5.00	255,183	253,768
500,000	PROVIDENCE R I HSG AUTH HSG REV	9/1/2027	5.00	508,127	503,935
745,000	PROVO UTAH CHARTER SCH REV	6/15/2037	5.50	604,914	558,065
1,000,000	PUBLIC FIN AUTH WIS CONTINUINGCARE RETIREMENT CMNTY REV	6/1/2020	7.00	983,771	979,220
1,000,000	PUERTO RICO COMWLTH	7/1/2028	6.00	989,421	1,044,330
1,000,000	PUERTO RICO COMWLTH	7/1/2036	5.75	937,067	983,080
3,000,000	PUERTO RICO COMWLTH	7/1/2040	6.50	3,054,770	3,211,770
450,000	PUERTO RICO COMWLTH HWY & TRANSN AUTH TRANSN REV	7/1/2045	0.70	450,000	242,662
500,000	PUERTO RICO ELEC PWR AUTH PWR REV	7/1/2025	0.85	500,000	372,105
1,000,000	PUERTO RICO SALES TAX FING CORP SALES TAX REV(b)	8/1/2033	3.37	577,663	678,620
500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REV	8/1/2057	1.11	500,000	273,485
750,000	QUAIL CREEK CMNTY FACS DIST ARIZ	7/15/2016	5.15	750,000	736,170
750,000	QUINAULT INDIAN NATION WASH	12/1/2015	5.80	746,003	749,910
2,000,000	RAILSPLITTER TOBACCO SETTLEMENT AUTH ILL	6/1/2024	6.25	2,042,272	2,069,860
975,000	RAMONA CALIF UNI SCH DIST CTFS PARTN(b)	5/1/2032	1.11	793,335	848,669
1,000,000	REDONDO BEACH CALIF UNI SCH DIST(b)	8/1/2034	2.10	676,168	762,840
1,500,000	REGIONAL TRANSN DIST COLO PRIVATE ACTIVITY REV	1/15/2034	6.00	1,485,281	1,514,535
500,000	RENO NEV HOSP REV	6/1/2020	5.50	507,160	520,050
400,000	RENO NEV HOSP REV	6/1/2032	5.25	410,407	357,928

See accompanying notes to financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	RENO-SPARKS INDIAN COLONY NEV	6/1/2021	5.00	$765,013	761,070
345,000	RHODE ISLAND HSG & MTG FIN CORP	10/1/2038	5.63	345,000	356,202
500,000	RHODE ISLAND ST HEALTH & EDL BLDG CORP REV	5/15/2030	6.25	493,418	542,950
500,000	RHODE ISLAND ST STUDENT LN AUTH STUDENT LN REV	12/1/2027	5.75	500,000	510,670
1,000,000	RICHMOND CALIF CMNTY REDEV AGYTAX ALLOC	9/1/2030	6.00	972,202	1,018,240
500,000	RICHMOND CALIF JT PWRS FING AUTH REV	7/1/2024	6.25	500,000	522,960
325,000	RICHMOND IND HOSP AUTH REV	1/1/2029	6.50	315,068	351,601
1,440,000	RIO GRANDE VY HEALTH FACS DEV CORP TEX HOSP REV	8/1/2012	6.40	1,434,609	1,442,030
1,000,000	RIVERSIDE CNTY CALIF REDEV AGY TAX ALLOC	10/1/2025	6.00	995,156	997,050
1,000,000	RIVERSIDE CNTY CALIF REDEV AGY TAX ALLOC	10/1/2030	6.00	1,014,060	979,780
250,000	RIVERWOOD ESTATES CMNTY DEV DIST FLA SPL ASSMT(d)	5/1/2013	5.00	250,000	43,125
500,000	ROSS COUNTY OHIO HOSP REV	12/1/2028	5.75	502,355	511,785
2,200,000	ROWLAND CALIF UNI SCH DIST(b)	8/1/2027	11.00	824,032	801,064
1,000,000	SACRAMENTO CALIF CITY FING AUTH REV(b)	12/1/2021	7.46	587,491	530,800
500,000	SACRAMENTO CALIF PWR AUTH COGENERATION PROJ REV	7/1/2022	4.50	434,841	461,075
500,000	SACRAMENTO CNTY CALIF CTFS PARTN	10/1/2027	4.75	500,088	408,150
250,000	SACRAMENTO CNTY CALIF SANTN DIST FING AUTH REV	12/1/2035	0.70	250,000	171,675
350,000	SACRAMENTO CNTY CALIF WTR FINGAUTH REV	6/1/2039	0.74	350,000	212,096
1,200,000	SADDLEBACK VY UNI SCH DIST CALIF PUB FING AUTH SPL TAX REV	9/1/2017	5.65	1,200,000	1,204,176
1,000,000	SAGINAW MICH HOSP FIN AUTH	7/1/2030	5.00	919,359	921,580
2,000,000	SALINE CNTY MO INDL DEV AUTH HEALTH FACS REV	12/1/2020	5.00	1,981,484	2,005,800
500,000	SALINE CNTY MO INDL DEV AUTH HEALTH FACS REV	12/1/2028	5.60	489,120	476,985
1,750,000	SAN BERNARDINO CNTY CALIF CTFS PARTN	8/1/2028	5.00	1,755,772	1,619,065
500,000	SAN DIEGO CALIF HSG AUTH MULTIFAMILY HSG REV	5/1/2029	5.00	500,000	511,795
500,000	SAN DIEGO CALIF REDEV AGY	9/1/2023	5.00	452,203	487,380
1,000,000	SAN FRANCISCO CALIF CITY & CNTY ARPTS COMMN INTL ARPT REV	5/1/2039	6.00	1,031,452	1,070,660
250,000	SAN JOAQUIN HILLS CALIF TRANSN CORRIDOR AGY TOLL RD REV	1/15/2030	5.25	250,000	192,282
1,000,000	SAN JOSE CALIF FING AUTH LEASE REV	5/1/2031	5.50	986,899	1,031,340
750,000	SAN JOSE CALIF SPL HOTEL TAX REV	5/1/2026	5.50	722,734	750,502
500,000	SANTA ANA CALIF CMNTY REDEV AGY TAX ALLOCATION	9/1/2022	6.00	494,965	521,175
500,000	SANTA MONICA CALIF REDEV AGY TAX ALLOCATION	7/1/2036	5.88	521,676	524,475
1,000,000	SANTA PAULA CALIF UTIL AUTH WASTEWTR ENTERPRISE REV	2/1/2030	5.00	988,048	1,008,290

See accompanying notes to financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,450,000	SARASOTA CNTY FLA HEALTH FACS AUTH RETIREMENT FAC REV	1/1/2027	5.50	$1,200,057	1,307,059
500,000	SEMINOLE TRIBE FLA SPL OBLIG REV(c)	10/1/2024	5.50	504,731	462,670
500,000	SHAFTER WASCO IRR DIST REV CALIF CTFS PARTN	11/1/2030	4.75	411,606	440,470
150,000	SHELBY CNTY TENN HEALTH EDL & HSG FACS BRD REV(d)	1/1/2019	5.35	134,966	16,893
625,000	SHELBY CNTY TENN HEALTH EDL & HSG FACS BRD REV(d)	1/1/2029	5.55	556,862	62,625
550,000	SNOHOMISH CNTY WASH HSG AUTH HSG REV	4/1/2026	6.40	550,000	552,096
500,000	SOUTH BAYSIDE WASTE MGMT AUTH CALIF SOLID WASTE ENTERPRISE	9/1/2029	6.25	516,441	525,370
235,000	SOUTH CAROLINA HSG FIN & DEV AUTH MTG REV	7/1/2032	5.50	235,000	241,848
1,000,000	SOUTH CAROLINA JOBS ECONOMIC DEV AUTH ECONOMIC DEV REV	11/15/2030	5.63	935,574	993,510
500,000	SOUTH CAROLINA JOBS ECONOMIC DEV AUTH REV	11/15/2027	6.00	503,376	199,600
750,000	SOUTH CAROLINA JOBS ECONOMIC DEV AUTH REV	11/15/2042	5.15	750,000	299,400
560,000	SOUTH CAROLINA ST ED ASSISTANCE AUTH REV	10/1/2029	5.10	553,423	572,062
1,000,000	SOUTH COAST CONSERVANCY DIST IND	1/1/2028	5.25	994,476	1,048,110
300,000	SOUTHERN MINN MUN PWR AGY PWR SUPPLY SYS REV	1/1/2013	2.79	300,000	295,170
505,000	SOUTHSIDE CMNTY FACS DIST NO 1SPL ASSMT REV PRESCOTT VY ARIZ	7/1/2018	6.13	356,327	355,591
213,000	SOUTHWESTERN ILL DEV AUTH REV	8/15/2015	5.38	213,847	213,501
645,000	SOUTHWESTERN ILL DEV AUTH REV	10/1/2022	7.00	645,000	612,705
225,000	SOUTHWESTERN ILL DEV AUTH REV	11/1/2026	5.63	223,555	169,754
1,500,000	SOUTHWESTERN ILL DEV AUTH REV	8/15/2029	5.63	1,506,762	1,449,480
1,000,000	SPARKS NEV REDEV AGY TAX INCREMENT REV	6/1/2020	7.25	990,315	1,015,970
1,000,000	SPARKS NEV REDEV AGY TAX INCREMENT REV	1/15/2022	5.00	978,311	959,450
435,000	SPARKS NEV TOURISM IMPT DIST NO 1 REV (c)	6/15/2020	6.50	422,088	396,137
204,000	ST BERNARD PARISH LA HOME MTG AUTH SINGLE FAMILY MTG REV	3/1/2039	5.80	200,061	209,726
500,000	ST JOHNS CNTY FLA INDL DEV AUTH REV	8/1/2040	5.88	492,797	464,895
460,000	ST JOSEPH CNTY IND ECONOMIC DEV REV	5/15/2026	6.00	337,440	424,640
500,000	ST JOSEPH CNTY IND ECONOMIC DEV REV	5/15/2038	6.00	368,616	432,235
500,000	ST JOSEPH CNTY IND HOSP AUTH HEALTH FACS REV(d)	2/15/2028	5.25	507,503	116,000
500,000	ST JOSEPH MO INDL DEV AUTH TAXINCREMENT REV	11/1/2023	5.38	496,626	447,635
1,000,000	ST PAUL MINN PORT AUTH REV	12/1/2036	5.00	974,718	966,450
153,551	ST TAMMANY PARISH LA FIN AUTH SINGLE FAMILY MTG REV	12/1/2039	5.25	156,870	153,377

See accompanying notes to financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	SULLIVAN CNTY TENN HEALTH EDL & HSG FACS BRD HOSP REV	9/1/2036	5.25	$514,507	440,975
2,500,000	SULPHUR SPRINGS CALIF UN SCH DIST CTFS PARTN(b)	12/1/2037	1.37	1,837,360	1,964,325
175,000	SUMMIT ACADEMY NORTH MICH PUB SCH ACADEMY REV	11/1/2011	4.75	175,005	175,154
500,000	TALLAHASSEE FLA HEALTH FACS REV	12/1/2030	6.38	491,109	500,090
170,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	2/15/2013	5.00	169,920	165,000
500,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	2/15/2014	6.50	500,000	492,410
250,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	11/15/2014	6.25	250,000	243,950
1,000,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	11/15/2014	6.50	1,000,000	991,580
1,000,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	2/15/2016	7.25	1,000,000	986,060
750,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	11/15/2019	7.75	750,000	747,622
1,000,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	11/15/2026	6.00	1,031,342	963,980
1,000,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	5/15/2027	5.13	719,068	914,980
750,000	TARRANT CNTY TEX CULTURAL ED FACS FIN CORP RETIREMENT FAC	11/15/2036	6.00	770,280	689,708
875,000	TENNESSEE HSG DEV AGY	7/1/2038	5.45	875,000	895,431
190,000	TENNESSEE HSG DEV AGY MTG FIN	7/1/2023	5.20	190,932	192,957
795,000	TERREBONNE PARISH LA	3/1/2024	5.88	801,027	897,603
250,000	TEXAS MUN GAS ACQUISITION & SUPPLY CORP I GAS SUPPLY REV	12/15/2026	1.61	250,000	169,738
2,000,000	TEXAS PRIVATE ACTIVITY SURFACE TRANSPORTATION CORP	6/30/2033	7.50	2,059,159	2,232,820
700,000	TEXAS ST DEPT HSG & CMNTY AFFAIRS RESIDENTIAL MTG REV	7/1/2039	5.45	700,000	717,304
500,000	TEXAS ST PUB FIN AUTH CHARTER SCH FIN CORP REV	2/15/2030	6.00	500,000	483,115
1,000,000	TEXAS ST PUB FIN AUTH CHARTER SCH FIN CORP REV	8/15/2030	5.00	878,782	850,660
800,000	TEXAS ST STUDENT HSG AUTH(d)	1/1/2033	11.00	800,000	8
425,000	TODD CREEK FARMS MET DIST NO 1 COLO WTR REV(d)	6/1/2011	4.75	420,397	211,565
655,000	TOLOMATO CMNTY DEV DIST FLA	5/1/2017	6.38	655,000	462,273
2,000,000	TORRANCE CALIF UNI SCH DIST(b)	8/1/2023	9.54	956,359	1,027,760
1,000,000	TRAVIS CNTY TEX HEALTH FACS DEV CORP REV	11/1/2016	6.25	1,000,000	1,005,270
840,000	TRAVIS CNTY TEX HSG FIN CORP MULTI FAMILY HSG REV(d)	6/1/2035	9.25	840,000	83,933
1,000,000	TULSA OKLA TULSA INDL AUTH REV	10/1/2027	6.00	1,026,092	1,092,290

See accompanying notes to financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,250,000	TUSTIN CALIF UNI SCH DIST(b)	8/1/2028	4.10	$740,854	784,088
375,000	ULSTER CNTY N Y INDL DEV AGY CIVIC FAC REV	9/15/2013	5.10	373,832	364,399
500,000	ULSTER CNTY N Y INDL DEV AGY CIVIC FAC REV	9/15/2016	5.25	495,498	461,480
1,250,000	UPLAND CALIF CTFS PARTN	1/1/2032	6.38	1,215,142	1,288,138
671,000	UTAH ASSOC MUNI POWER(e)	5/1/2022	4.75	671,000	619,400
495,000	UTAH HSG CORP SINGLE FAMILY MTG REV	1/1/2032	4.95	495,000	491,347
750,000	UTAH HSG CORP SINGLE FAMILY MTG REV	1/1/2033	5.75	750,000	775,508
490,000	UTAH HSG CORP SINGLE FAMILY MTG REV	1/1/2040	5.55	490,000	500,226
600,000	UTAH ST CHARTER SCH FIN AUTH CHARTER SCH REV	7/15/2018	6.38	600,000	599,472
500,000	UTAH ST CHARTER SCH FIN AUTH CHARTER SCH REV	7/15/2020	5.75	465,092	481,580
500,000	UTAH ST CHARTER SCH FIN AUTH CHARTER SCH REV	7/15/2025	6.50	500,000	487,425
750,000	VALLEJO CITY CALIF UNI SCH DIST SPL TAX	9/1/2031	4.15	547,321	518,940
500,000	VANCOUVER WASH HSG AUTH REV	3/1/2025	5.00	492,677	504,870
860,000	VERANO CTR CMNTY DEV DIST FLA	11/1/2012	5.00	860,000	694,708
1,500,000	VERMONT EDL & HEALTH BLDGS FING AGY REV	12/1/2027	6.13	1,491,333	1,503,000
300,000	VIGO CNTY IND HOSP AUTH REV(c)	9/1/2027	5.50	297,128	259,950
1,000,000	VIRGINIA ST HSG AUTH DEV AUTH	12/1/2039	5.00	1,000,000	1,003,920
735,000	VIRGINIA ST HSG DEV AUTH COMWLTH MTG	7/1/2025	6.00	735,000	794,182
330,000	VIRGINIA ST HSG DEV AUTH COMWLTH MTG	7/1/2031	5.35	330,000	330,102
1,000,000	VIRGINIA ST HSG DEV AUTH COMWLTH MTG	7/1/2031	6.25	1,022,586	1,046,060
2,000,000	VIRGINIA ST HSG DEV AUTH COMWLTH MTG	7/1/2036	5.38	2,000,000	2,000,780
750,000	WASHINGTON ST HEALTH CARE FACS AUTH	11/15/2031	6.13	743,453	773,760
500,000	WASHINGTON ST HEALTH CARE FACS AUTH REV	3/1/2024	6.50	479,186	543,035
500,000	WASHINGTON ST HEALTH CARE FACS AUTH REV	8/1/2028	6.25	514,361	553,845
1,000,000	WASHINGTON ST HEALTH CARE FACS AUTH REV	3/1/2029	7.13	975,442	1,095,880
650,000	WASHINGTON ST HSG FIN COMMN NONPROFIT REV	1/1/2013	5.10	650,000	608,589
1,150,000	WASHINGTON ST HSG FIN COMMN NONPROFIT REV	1/1/2017	5.25	1,147,227	975,304
420,000	WATERS EDGE CMNTY DEV DIST FLACAP IMPT REV(d)	11/1/2012	5.00	420,018	184,926
1,000,000	WEST CAMPUS HSG LLC ARIZ STUDENT HSG REV	7/1/2025	5.00	880,213	948,810
230,000	WEST VLGS IMPT DIST FLA REV	5/1/2037	5.50	230,000	102,603
405,000	WESTERN GENERATION AGY ORE COGENERATION PROJ REV	1/1/2021	5.00	407,071	357,696
130,000	WESTPARK CMNTY FACS DIST AZ	7/15/2016	4.90	130,000	126,513
255,000	WILL CNTY ILL SPL ED JT AGREEMENT DIST 843 LINCOLN-WAY	1/1/2021	5.50	262,942	269,328
750,000	WINNEBAGO & STEPHENSON CNTYS ILL CMNTY UNIT SCH DIST NO 321(b)	1/1/2019	6.88	507,778	531,615

See accompanying notes to financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	WISCONSIN HEALTH & EDL FACS AUTH REV	12/1/2034	9.00	$1,000,000	689,600
500,000	WISCONSIN PUB FIN AUTH	12/1/2030	5.25	493,990	504,785
1,000,000	WISCONSIN ST GEN REV APPROPRIATION REV	5/1/2027	6.00	1,021,874	1,137,660
1,000,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	9/15/2014	5.40	1,000,000	968,780
525,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	2/15/2018	6.25	509,251	525,824
400,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	8/15/2023	5.60	401,072	403,336
195,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	11/15/2023	6.00	204,252	201,264
500,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	8/15/2024	6.50	355,007	490,455
500,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	1/15/2025	5.65	503,239	516,445
605,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	11/15/2025	5.75	599,419	605,623
500,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	5/1/2026	6.00	526,526	531,245
500,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	7/1/2026	5.00	504,238	477,140
1,000,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	10/1/2027	5.38	978,192	1,006,800
960,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	2/15/2029	5.60	952,813	960,029
750,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	5/15/2029	5.13	602,652	691,725
1,000,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	7/1/2030	5.75	1,026,784	1,018,270
500,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	2/15/2032	5.25	488,880	480,490
250,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	11/15/2032	6.00	264,083	253,645
750,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	4/15/2033	6.40	761,198	761,160
500,000	WISCONSIN ST HEALTH & EDL FACS AUTH REV	8/15/2034	6.75	506,190	493,050
700,000	WOODHILL PUB FAC CORP TEX MULTIFAMILY REV	12/1/2015	7.25	694,765	703,381
1,500,000	WYANDOTTE CNTY/KANS CITY KANS UNI GOVT SPL OBLIG REV(b)	6/1/2021	8.45	828,941	840,855
750,000	WYOMING CMNTY DEV AUTH HSG REV	12/1/2023	5.25	758,621	787,193
500,000	YORBA LINDA CALIF REDEV AGY TAX ALLOCATION REV(b)	9/1/2027	12.29	171,558	160,060
355,000	ZEPHYR RIDGE CMNTY DEV DIST FLA CAP IMPT REV(d)	5/1/2013	5.25	355,352	141,042
	Sub-total Municipal Bonds:			489,759,002	475,269,618	91.00%
Short-Term Investments:
10,328,644	NORTHERN INSTITUTIONAL TAX-EXEMPT PORTFOLIO, 0.03% (f)			10,328,644	10,328,644
	Sub-total Short-Term Investments:			10,328,644	10,328,644	1.98%
	Grand total(g)			$534,543,186	521,853,322	99.92%

See accompanying notes to financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Board of Trustees of the Fund.

(d)	Currently non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or pricinpal.
(e)	This security is being fair valued according to procedures adopted by the Board of Trustees.
(f)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2010, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $8,475,514 with net purchases of approximately $1,853,130 during the six months ended June 30, 2011.

(g)

At June 30, 2011, the cost for Federal income tax purposes was $534,543,186. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$14,059,845
Gross unrealized depreciation	(26,749,709)
Net unrealized depreciation	$(12,689,864)

Diversification of investments representing geographic diversification, as a percentage of total invesments at fair value, is as follows:

Geographical Diversification	Percent
California	14.63%
Illinois	7.98
Texas	7.60
Florida	4.40
Missouri	3.65
Indiana	3.32
Pennsylvania	3.05
Minnesota	2.86
Wisconsin	2.73
Michigan	2.62
Other	47.16
100.00%

See accompanying notes to financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2011

See accompanying notes to the financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
8,500	ADITYA BIRLA MINERALS LTD.	$14,149	13,903
20,984	AGL ENERGY LTD.	264,396	329,719
51,722	ALUMINA LTD.	50,177	117,051
36,515	AMCOR LTD.	174,971	281,982
51,894	AMP LTD.	175,123	272,172
33,298	ASCIANO LTD.	49,426	58,571
4,112	ASX LTD.	84,309	134,294
42,961	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	561,645	1,013,712
16,781	BENDIGO AND ADELAIDE BANK LTD.	144,711	159,466
179,910	BGP HOLDINGS PLC - (FRACTIONAL SHARES)(b)	-	-
58,575	BHP BILLITON LTD.	1,409,751	2,751,718
8,135	BILLABONG INTERNATIONAL LTD.	56,833	52,438
13,040	BORAL LTD.	38,661	61,539
24,400	BRAMBLES LTD.	108,866	188,949
10,400	CALTEX AUSTRALIA LTD.	155,820	131,177
2,600	CAMPBELL BROTHERS LTD.	113,692	127,608
65,400	CENTRO RETAIL GROUP(b)	25,445	23,497
60,133	CFS RETAIL PROPERTY TRUST	78,296	117,060
10,400	CHARTER HALL OFFICE REIT	40,242	37,368
21,598	COCA-COLA AMATIL LTD.	222,098	264,544
971	COCHLEAR LTD.	35,893	74,984
27,169	COMMONWEALTH BANK OF AUSTRALIA	762,636	1,524,028
117,700	COMMONWEALTH PROPERTY OFFICE FUND	116,456	118,665
8,520	COMPUTERSHARE LTD.	47,796	81,055
11,853	CROWN LTD.	47,994	113,526
9,576	CSL LTD.	226,091	339,551
13,946	CSR LTD.	34,433	43,378
85,105	DEXUS PROPERTY GROUP	62,970	80,326
5,726	DULUXGROUP LTD.	5,840	17,257
42,177	ECHO ENTERTAINMENT GROUP LTD.(b)	117,444	185,924
24,200	EMECO HOLDINGS LTD.	30,149	29,330
197,035	FAIRFAX MEDIA LTD.	270,690	207,103
1,000	FLIGHT CENTRE LTD.	22,980	23,189
21,110	FORTESCUE METALS GROUP LTD.	37,574	143,774
30,938	FOSTER’S GROUP LTD.	90,278	170,890
93,686	GOODMAN GROUP	48,414	70,840
104,982	GPT GROUP	265,936	355,811
34,615	HARVEY NORMAN HOLDINGS LTD.	79,261	92,445
12,900	ILUKA RESOURCES LTD.	86,119	232,166
19,665	INCITEC PIVOT LTD.	31,737	81,414
50,825	INSURANCE AUSTRALIA GROUP LTD.	129,690	185,342
2,244	LEIGHTON HOLDINGS LTD.	29,819	50,182
10,015	LEND LEASE GROUP	61,130	96,352
4,498	MACARTHUR COAL LTD.	51,823	52,826
6,268	MACQUARIE ATLAS ROADS GROUP(b)	2,373	11,765
7,065	MACQUARIE GROUP LTD.	164,941	236,799
3,900	MATRIX COMPOSITES & ENGINEERING LTD.	36,058	30,201
26,048	METCASH LTD.	74,755	115,942
43,574	MIRVAC GROUP	57,907	58,419
38,400	MOUNT GIBSON IRON LTD.(b)	60,976	75,782
35,937	NATIONAL AUSTRALIA BANK LTD.	582,953	987,503
12,595	NEWCREST MINING LTD.	358,553	509,416
142,487	ONESTEEL LTD.	329,065	282,725
5,726	ORICA LTD.	54,146	165,450
15,652	ORIGIN ENERGY LTD.	164,158	265,075
6,819	OZ MINERALS LTD.	25,768	96,541
416	PERPETUAL LTD.	7,027	11,123
116,632	QANTAS AIRWAYS LTD.(b)	222,335	230,172
19,365	QBE INSURANCE GROUP LTD.	267,517	358,281
2,597	RAMSAY HEALTH CARE LTD.	50,028	50,639
8,245	RIO TINTO LTD.	321,508	733,895
16,799	SANTOS LTD.	180,505	243,961
1,300	SIMS METAL MANAGEMENT LTD.	14,504	24,610
9,824	SONIC HEALTHCARE LTD.	79,849	135,608
10,100	SPOTLESS GROUP LTD.	18,131	25,240
129,829	STOCKLAND	382,480	474,836
67,773	SUNCORP GROUP LTD.	426,885	591,696

See accompanying notes to the financial statements.	86

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Australia (Cont’d):
42,177	TABCORP HOLDINGS LTD.	$90,985	148,829
97,446	TATTS GROUP LTD.	208,139	250,838
69,046	TELSTRA CORP. LTD.	158,437	214,020
55,889	TOLL HOLDINGS LTD.	302,168	290,727
13,099	TRANSURBAN GROUP	36,728	73,478
10,312	TREASURY WINE ESTATES LTD.(b)	21,904	37,604
16,997	WESFARMERS LTD.	225,362	580,630
2,560	WESFARMERS LTD. - PPS	32,507	88,550
35,413	WESTFIELD GROUP	200,586	328,926
35,413	WESTFIELD RETAIL TRUST	53,180	102,932
52,832	WESTPAC BANKING CORP.	701,839	1,261,362
10,473	WOODSIDE PETROLEUM LTD.	328,861	460,545
19,482	WOOLWORTHS LTD.	346,571	579,848
2,623	WORLEYPARSONS LTD.	30,535	79,448
		13,081,988	20,720,542	5.69%
Austria:
5,096	ERSTE GROUP BANK A.G.	141,462	267,142
15,879	IMMOFINANZ A.G.(b)	51,791	67,698
3,285	OESTERREICHISCHE POST A.G.	116,194	105,753
7,130	OMV A.G.	254,242	311,473
1,965	RAIFFEISEN BANK INTERNATIONAL A.G.	63,526	101,257
3,016	STRABAG S.E. (BEARER)	88,668	89,636
6,287	TELEKOM AUSTRIA A.G.	88,325	80,229
915	VERBUND A.G.	30,953	39,806
11,446	VOESTALPINE A.G.	448,554	631,806
		1,283,715	1,694,800	0.46%
Belgium:
48,619	AGEAS	87,769	131,912
11,120	ANHEUSER-BUSCH INBEV N.V.	334,780	645,014
5,100	ANHEUSER-BUSCH INBEV N.V. ADR(c)	318,185	295,851
800	BEKAERT N.V.	88,975	60,905
1,645	COLRUYT S.A.	74,892	82,298
8,404	DELHAIZE GROUP S.A.	582,741	630,058
25,104	DEXIA S.A.(b)	90,303	78,159
12,121	GROUPE BRUXELLES LAMBERT S.A.	1,057,095	1,077,993
5,387	KBC GROEP N.V.	146,894	211,700
400	MOBISTAR S.A.	25,537	30,383
625	SOLVAY S.A., CLASS A	36,847	96,569
1,665	UCB S.A.	45,827	74,812
2,966	UMICORE S.A.	53,114	161,763
		2,942,959	3,577,417	0.98%
Brazil:
36,600	BRASIL BROKERS PARTICIPACOES S.A.	201,667	179,406
600	HRT PARTICIPACOES EM PETROLEO S.A.(b)	577,239	538,237
		778,906	717,643	0.20%
Canada:
2,453	AGNICO-EAGLE MINES LTD.	133,193	154,858
2,100	AGRIUM, INC.	124,039	184,381
11,232	AGRIUM, INC. (NEW YORK EXCHANGE)	537,372	985,720
8,200	ALIMENTATION COUCHE TARD, INC., CLASS B	206,654	239,052
3,400	ATCO LTD., CLASS I	126,445	220,199
6,100	AURICO GOLD, INC.(b)	58,798	67,035
11,468	BANK OF MONTREAL	388,026	728,791
19,897	BANK OF NOVA SCOTIA	575,222	1,197,202
17,426	BARRICK GOLD CORP.	574,317	789,224
7,800	BCE, INC.	164,418	306,462
9,900	BOMBARDIER, INC., CLASS B	54,580	71,332
11,627	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	172,468	385,668
16,600	CAE, INC.	165,334	223,898
11,740	CAE, INC. (NEW YORK EXCHANGE)	85,345	158,020
1,900	CALFRAC WELL SERVICES LTD.	48,203	62,580
1,900	CAMECO CORP.	52,021	50,111
8,679	CAMECO CORP. (NEW YORK EXCHANGE)	149,232	228,692
7,499	CANADIAN IMPERIAL BANK OF COMMERCE	334,499	592,196
9,614	CANADIAN NATIONAL RAILWAY CO.	389,611	768,159

See accompanying notes to the financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
22,671	CANADIAN NATURAL RESOURCES LTD.	$540,039	949,008
700	CANADIAN PACIFIC RAILWAY LTD.	21,176	43,666
3,842	CANADIAN PACIFIC RAILWAY LTD. (NEW YORK EXCHANGE)	120,622	239,433
4,000	CANADIAN UTILITIES LTD., CLASS A	204,460	232,310
15,213	CENOVUS ENERGY, INC.	314,780	572,922
10,900	CGI GROUP, INC., CLASS A(b)	201,711	269,060
10,919	CGI GROUP, INC., CLASS A (NEW YORK EXCHANGE)(b)	90,695	269,154
2,300	COGECO CABLE, INC.	109,492	108,255
1,700	CRESCENT POINT ENERGY CORP.	65,947	78,552
1,861	CRESCENT POINT ENERGY CORP. (OTC EXCHANGE)	38,774	86,071
2,300	DAVIS & HENDERSON INCOME CORP.	47,048	46,831
3,300	DUNDEE CORP., CLASS A(b)	87,723	86,727
12,278	ELDORADO GOLD CORP.	151,008	180,978
15,872	ENBRIDGE, INC.	263,158	515,205
16,793	ENCANA CORP.	404,506	517,057
6,047	ENERPLUS CORP.	113,667	191,085
7,300	ENSIGN ENERGY SERVICES, INC.	123,641	144,702
349	FAIRFAX FINANCIAL HOLDINGS LTD.	107,219	139,998
8,530	FINNING INTERNATIONAL, INC.	245,284	252,918
2,500	FIRST QUANTUM MINERALS LTD.	257,642	364,461
2,400	GEORGE WESTON LTD.	175,182	174,021
3,052	GILDAN ACTIVEWEAR, INC.	33,435	107,339
14,001	GOLDCORP, INC.	447,523	675,828
1,600	HOME CAPITAL GROUP, INC.	72,521	85,841
300	HUDBAY MINERALS, INC.	4,873	4,479
8,203	IAMGOLD CORP.	91,103	153,888
1,700	IGM FINANCIAL, INC.	85,566	89,091
7,165	IMPERIAL OIL LTD.	255,881	333,817
3,100	INMET MINING CORP.	211,301	223,041
3,879	IVANHOE MINES LTD.(b)	22,068	98,139
3,027	KINROSS GOLD CORP.	45,599	47,827
1,700	LUNDIN MINING CORP.(b)	8,489	13,042
6,900	MAGNA INTERNATIONAL, INC.	265,251	373,050
6,538	MAGNA INTERNATIONAL, INC. (NEW YORK EXCHANGE)	86,809	353,314
34,136	MANULIFE FINANCIAL CORP.	456,763	602,842
6,600	MAPLE LEAF FOODS, INC.	82,070	81,356
3,469	METHANEX CORP.	31,828	108,857
4,900	METRO, INC., CLASS A	235,585	243,787
200	MI DEVELOPMENTS, INC.	5,958	6,102
2,610	NATIONAL BANK OF CANADA	88,730	211,652
15,200	NEXEN, INC.	338,134	342,584
13,172	NEXEN, INC. (NEW YORK EXCHANGE)	246,976	296,370
2,415	OPEN TEXT CORP.(b)	100,047	154,608
1,300	PACE OIL AND GAS LTD.(b)	5,385	9,932
2,253	PAN AMERICAN SILVER CORP.	41,183	69,595
3,844	PENGROWTH ENERGY CORP.	49,857	50,134
14,600	PENN WEST PETROLEUM LTD.	385,453	337,083
10,621	PENN WEST PETROLEUM LTD. (NEW YORK EXCHANGE)	114,717	245,133
500	PETROBANK ENERGY & RESOURCES LTD.(b)	8,836	7,340
15,786	POTASH CORP. OF SASKATCHEWAN, INC.	456,856	899,644
50,300	PRECISION DRILLING CORP.(b)	592,846	722,308
4,300	PROVIDENT ENERGY LTD.	39,651	38,427
10,641	PROVIDENT ENERGY LTD. (NEW YORK EXCHANGE)	33,300	95,024
6,098	RESEARCH IN MOTION LTD.(b)	255,541	175,927
2,101	RITCHIE BROS AUCTIONEERS, INC.	37,504	57,756
13,371	ROGERS COMMUNICATIONS, INC., CLASS B	354,364	528,422
26,310	ROYAL BANK OF CANADA	887,281	1,500,459
1,200	SAPUTO, INC.	54,983	57,862
9,661	SHAW COMMUNICATIONS, INC., CLASS B	153,543	220,561
13,500	SHERRITT INTERNATIONAL CORP.	103,714	85,934
400	SHOPPERS DRUG MART CORP.	14,634	16,463
2,000	SILVER WHEATON CORP.	46,945	65,998
6,863	SILVER WHEATON CORP. (NEW YORK EXCHANGE)	71,004	226,479
200	SNC-LAVALIN GROUP, INC.	5,085	12,208
11,589	SUN LIFE FINANCIAL, INC.	229,193	348,597
29,010	SUNCOR ENERGY, INC.	712,110	1,134,291

See accompanying notes to the financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
22,619	TALISMAN ENERGY, INC.	$278,651	463,463
10,975	TECK RESOURCES LTD., CLASS B	52,057	556,872
4,274	TELUS CORP. (NON VOTING)	113,886	224,812
4,489	TIM HORTONS, INC.	137,057	219,108
16,563	TORONTO-DOMINION BANK (THE)	671,143	1,406,199
13,170	TRANSALTA CORP.	255,566	281,311
14,285	TRANSCANADA CORP.	389,230	626,254
9,100	TRICAN WELL SERVICE LTD.	154,872	213,779
2,200	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.	63,407	114,382
7,569	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
	(NEW YORK EXCHANGE)	162,405	393,285
3,956	VERMILION ENERGY, INC.	170,888	209,166
25,000	YAMANA GOLD, INC.	264,454	291,838
19,653	YAMANA GOLD, INC. (NEW YORK EXCHANGE)	186,540	228,564
		18,794,202	29,617,458	8.13%
China:
210,000	ANHUI EXPRESSWAY CO. LTD., CLASS H	172,454	175,412
174,000	CNOOC LTD.	349,791	406,062
20,400	FOCUS MEDIA HOLDING LTD. ADR(b)(c)	359,449	634,440
369,930	INDUSTRIAL & COMMERCIAL BANK OF CHINA, CLASS H	292,088	280,954
		1,173,782	1,496,868	0.41%
Denmark:
10	A.P. MOLLER - MAERSK A/S, CLASS A	46,408	82,745
20	A.P. MOLLER - MAERSK A/S, CLASS B	112,871	172,489
11,558	CARLSBERG A/S, CLASS B	847,586	1,257,252
300	COLOPLAST A/S, CLASS B	27,666	45,552
13,100	DANSKE BANK A/S(b)	186,147	242,592
4,000	DSV A/S	31,768	95,888
200	FLSMIDTH & CO. A/S	6,012	16,984
7,951	H. LUNDBECK A/S	147,209	209,151
200	JYSKE BANK A/S (REGISTERED)(b)	4,423	7,897
9,900	NOVO-NORDISK A/S, CLASS B	554,060	1,242,427
500	NOVOZYMES A/S, CLASS B	39,158	81,364
325	TOPDANMARK A/S(b)	33,362	60,659
900	TRYG A/S	49,560	51,916
3,500	VESTAS WIND SYSTEMS A/S(b)	104,107	81,316
		2,190,337	3,648,232	1.00%
Finland:
3,900	CARGOTEC OYJ, CLASS B	198,135	199,864
1,805	ELISA OYJ	21,851	38,869
7,306	FORTUM OYJ	150,746	211,574
9,600	KEMIRA OYJ	139,812	166,219
1,396	KESKO OYJ, CLASS B	30,705	64,942
1,628	KONE OYJ, CLASS B	35,674	102,293
4,500	KONECRANES OYJ	194,292	182,846
8,678	METSO OYJ	161,945	492,921
2,944	NESTE OIL OYJ	47,719	46,150
9,727	NOKIA OYJ	86,852	63,051
2,240	NOKIAN RENKAAT OYJ	31,307	112,390
2,272	OUTOKUMPU OYJ	32,298	30,097
10,565	POHJOLA BANK PLC, CLASS A	85,425	136,659
1,988	RAUTARUUKKI OYJ	39,419	44,915
5,573	SAMPO OYJ, CLASS A	77,600	179,976
559	SANOMA OYJ	6,931	10,360
15,829	STORA ENSO OYJ, CLASS R	75,698	166,072
39,576	UPM-KYMMENE OYJ	412,214	723,688
13,034	WARTSILA OYJ	382,825	440,201
		2,211,448	3,413,087	0.94%
France:
13,675	ACCOR S.A.	552,851	611,471
551	AEROPORTS DE PARIS	28,858	51,832
4,557	AIR FRANCE-KLM(b)	56,714	69,948
4,204	AIR LIQUIDE S.A.	332,322	602,559
73,023	ALCATEL-LUCENT(b)	266,428	422,298
2,325	ALSTOM S.A.	125,921	143,358
15,315	ARCELORMITTAL	319,477	532,896

See accompanying notes to the financial statements.	89	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont’d):
4,650	ARKEMA S.A.	$150,723	478,690
608	ATOS ORIGIN S.A.	15,429	34,350
30,926	AXA S.A.	438,278	702,744
819	BIOMERIEUX	79,842	95,083
24,486	BNP PARIBAS S.A.	1,342,404	1,890,074
3,237	BOUYGUES S.A.	115,573	142,300
735	BUREAU VERITAS S.A.	29,322	62,074
1,862	CAP GEMINI S.A.	62,328	109,085
9,700	CARREFOUR S.A.	357,241	398,354
5,338	CASINO GUICHARD PERRACHON S.A.	464,203	503,149
648	CHRISTIAN DIOR S.A.	36,000	101,955
6,264	CIE DE SAINT-GOBAIN	203,267	405,626
1,363	CIE GENERALE DE GEOPHYSIQUE - VERITAS(b)	50,246	50,204
2,031	CIE GENERALE DES ESTABLISSEMENTS MICHELIN, CLASS B	78,557	198,624
3,462	CIE GENERALE D’OPTIQUE ESSILOR INTERNATIONAL S.A.	134,447	280,787
6,736	CNP ASSURANCES	109,875	146,862
23,414	CREDIT AGRICOLE S.A.	303,245	352,094
9,764	DANONE	490,226	728,480
812	DASSAULT SYSTEMES S.A.	31,122	69,131
3,633	EDENRED	65,572	110,845
7,056	EDF S.A.	280,978	277,340
614	EIFFAGE S.A.	30,643	40,628
193	ERAMET	51,818	63,923
535	EURAZEO	9,714	39,086
3,941	EUTELSAT COMMUNICATIONS S.A.	92,604	177,163
27,509	FRANCE TELECOM S.A.	631,802	585,007
20,995	GDF SUEZ	732,731	768,287
564	GECINA S.A.	51,331	78,818
6,331	GROUPE EUROTUNNEL S.A. (REGISTERED)	49,553	70,783
648	HERMES INTERNATIONAL	64,252	191,600
304	ILIAD S.A.	29,549	40,791
2,335	KLEPIERRE	57,367	96,383
3,031	LAFARGE S.A.	151,025	193,152
1,212	LAGARDERE S.C.A.	30,640	51,206
3,772	LEGRAND S.A.	68,920	158,872
3,974	L’OREAL S.A.	310,044	516,115
5,292	LVMH MOET HENNESSY LOUIS VUITTON S.A.	523,661	952,349
24,670	NATIXIS	41,439	123,780
991	NEOPOST S.A.	83,847	85,132
2,898	PERNOD-RICARD S.A.	177,566	285,641
15,444	PEUGEOT S.A.	469,227	691,355
1,531	PPR	112,344	272,633
41,550	PUBLICIS GROUPE S.A.	1,488,430	2,316,711
3,682	RENAULT S.A.	98,990	218,299
4,202	SAFRAN S.A.	40,399	179,451
28,078	SANOFI	1,722,811	2,257,323
3,804	SCHNEIDER ELECTRIC S.A.	303,908	635,473
1,813	SCOR S.E.	36,441	51,530
3,311	SES	62,443	92,930
18,085	SOCIETE GENERALE S.A.	998,189	1,073,145
40,706	SOCIETE TELEVISION FRANCAISE 1	434,010	740,219
21,555	SODEXO	1,148,118	1,689,773
6,036	SUEZ ENVIRONNEMENT CO.	105,066	120,397
2,589	TECHNIP S.A.	116,011	277,560
2,172	THALES S.A.	86,735	93,655
76,788	TOTAL S.A.	4,090,826	4,440,715
1,568	UNIBAIL-RODAMCO S.E.	177,708	362,556
4,147	VALEO S.A.	104,155	283,123
2,024	VALLOUREC S.A.	112,949	246,514
8,270	VEOLIA ENVIRONNEMENT S.A.	212,467	233,254
8,329	VINCI S.A.	346,780	533,488
19,603	VIVENDI S.A.	505,588	545,083
4,000	ZODIAC AEROSPACE	224,397	348,203
		22,707,947	31,794,319	8.72%
Germany:
2,785	ADIDAS A.G.	94,549	220,911

See accompanying notes to the financial statements.	90	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
10,635	ALLIANZ S.E. (REGISTERED)	$1,084,253	1,485,605
24,791	BASF S.E.	1,215,230	2,429,139
19,235	BAYER A.G. (REGISTERED)	1,159,357	1,546,393
14,464	BAYERISCHE MOTOREN WERKE A.G.	786,641	1,443,259
1,012	BEIERSDORF A.G.	47,436	65,672
4,000	BILFINGER BERGER S.E.	273,213	395,535
246	CELESIO A.G.	4,967	4,905
82,010	COMMERZBANK A.G.(b)	452,499	353,087
916	CONTINENTAL A.G.(b)	47,943	96,236
15,532	DAIMLER A.G. (REGISTERED)	498,387	1,168,959
16,933	DEUTSCHE BANK A.G. (REGISTERED)	793,055	1,000,613
4,009	DEUTSCHE BOERSE A.G.	243,499	304,629
22,261	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	350,690	485,024
13,453	DEUTSCHE POST A.G. (REGISTERED)	152,569	258,487
41,318	DEUTSCHE TELEKOM A.G. (REGISTERED)	511,289	647,993
33,956	E.ON A.G.	960,461	964,372
3,418	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	133,793	255,508
1,848	FRESENIUS S.E. & CO. KGAA	99,810	192,894
2,738	GEA GROUP A.G.	27,680	98,010
10,611	HANNOVER RUECKVERSICHERUNG A.G. (REGISTERED)	548,344	553,402
22,781	HEIDELBERGCEMENT A.G.	1,191,891	1,454,375
10,464	HENKEL A.G. & CO. KGAA	419,473	599,755
1,550	HOCHTIEF A.G.	59,506	129,467
70,437	INFINEON TECHNOLOGIES A.G.	622,779	791,806
2,921	K+S A.G.	149,718	224,498
400	LANXESS A.G.	32,492	32,831
2,642	LINDE A.G.	210,857	463,195
1,438	MAN S.E.	62,202	191,762
1,310	MERCK KGAA	110,683	142,360
2,503	METRO A.G.	81,367	151,683
3,476	MUENCHENER RUECKVERSICHERUNGS A.G. (REGISTERED)	451,147	531,534
2,924	RWE A.G.	189,930	162,122
701	SALZGITTER A.G.	44,342	53,459
17,103	SAP A.G.	683,559	1,035,460
14,469	SIEMENS A.G. (REGISTERED)	949,070	1,986,977
4,300	SIEMENS A.G. ADR(c)	450,971	591,379
2,068	SUEDZUCKER A.G.	43,410	73,487
6,245	THYSSENKRUPP A.G.	125,145	324,522
24,071	TUI A.G.(b)	266,438	261,096
493	VOLKSWAGEN A.G.	49,099	90,579
517	WACKER CHEMIE A.G.	55,413	111,782
		15,735,157	23,374,762	6.41%
Greece:
11,140	ALPHA BANK A.E.(b)	55,130	56,055
3,147	COCA COLA HELLENIC BOTTLING CO. S.A.(b)	38,076	84,517
12,167	EFG EUROBANK ERGASIAS S.A.(b)	60,017	56,989
24,126	NATIONAL BANK OF GREECE S.A.(b)	262,990	172,479
4,045	OPAP S.A.	65,259	63,057
9,000	PUBLIC POWER CORP. S.A.	147,026	128,945
		628,498	562,042	0.15%
Hong Kong:
90,400	AIA GROUP LTD.(b)	273,099	313,079
13,400	ASM PACIFIC TECHNOLOGY LTD.	168,058	183,565
23,100	BANK OF EAST ASIA LTD.	41,005	94,844
8,000	BELLE INTERNATIONAL HOLDINGS LTD.	3,841	16,860
46,000	BOC HONG KONG HOLDINGS LTD.	63,016	133,596
26,000	CATHAY PACIFIC AIRWAYS LTD.	31,809	60,208
183,000	CHAMPION REIT	103,890	102,768
20,000	CHEUNG KONG HOLDINGS LTD.	172,258	292,482
11,000	CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD.	51,146	57,109
19,000	CHOW SANG SANG HOLDINGS INTERNATIONAL LTD.	57,997	64,215
46,000	CLP HOLDINGS LTD.	331,462	407,586
56,000	FIRST PACIFIC CO. LTD.	48,394	50,015
91,612	GUOCO GROUP LTD.	769,989	1,121,948
17,000	HANG LUNG GROUP LTD.	50,690	107,702
30,000	HANG LUNG PROPERTIES LTD.	64,007	122,981

See accompanying notes to the financial statements.	91	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
11,500	HANG SENG BANK LTD.	$124,740	183,695
13,000	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	83,780
110,110	HONG KONG & CHINA GAS CO. LTD.	149,918	250,171
17,400	HONG KONG EXCHANGES AND CLEARING LTD.	187,696	364,696
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	261
4,000	HOPEWELL HOLDINGS LTD.	10,853	12,671
48,000	HOPSON DEVELOPMENT HOLDINGS LTD.	75,765	43,117
36,000	HUTCHISON WHAMPOA LTD.	189,637	388,606
92,000	JOHNSON ELECTRIC HOLDINGS LTD.	52,051	61,478
27,000	KERRY PROPERTIES LTD.	90,767	130,114
18,000	KINGBOARD CHEMICAL HOLDINGS LTD.	80,315	83,273
108,000	LI & FUNG LTD.	132,174	215,121
41,500	LINK REIT (THE)	86,136	141,592
16,500	MTR CORP.	38,268	58,522
178,000	NEW WORLD DEVELOPMENT LTD.	294,743	269,002
200,000	NOBLE GROUP LTD.	319,930	320,758
107,500	NWS HOLDINGS LTD.	148,812	143,947
284,000	PCCW LTD.	110,273	122,262
92,000	POWER ASSETS HOLDINGS LTD.	584,471	696,355
18,400	SANDS CHINA LTD.(b)	30,745	49,655
22,000	SHANGRI-LA ASIA LTD.	29,501	53,829
54,000	SINO LAND CO. LTD.	80,601	86,465
5,300	SINO-FOREST CORP.(b)	103,591	17,583
67,000	SJM HOLDINGS LTD.	108,257	158,596
5,000	SMARTONE TELECOMMUNICATIONS HOLDING LTD.	8,430	7,441
23,000	SUN HUNG KAI PROPERTIES LTD.	222,078	334,877
19,000	SWIRE PACIFIC LTD., CLASS A	143,178	279,079
207,000	TECHTRONIC INDUSTRIES CO.	281,002	247,123
13,000	TELEVISION BROADCASTS LTD.	71,193	85,869
37,000	WHARF HOLDINGS LTD.	91,952	256,995
78,000	WHEELOCK & CO. LTD.	215,231	312,735
57,000	WYNN MACAU LTD.	118,840	185,686
67,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	172,701	212,667
		6,630,283	8,986,979	2.47%
Ireland:
21,054	ACCENTURE PLC, CLASS A	755,403	1,272,083
33,041	BEAZLEY PLC	69,924	66,286
30,193	COVIDIEN PLC	1,084,598	1,607,173
2,264	CRH PLC	38,389	50,132
8,371	CRH PLC (LONDON EXCHANGE)	189,905	186,151
8,275	DCC PLC	199,471	235,735
7,817	ELAN CORP. PLC(b)	74,046	90,662
5,458	ELAN CORP. PLC (LONDON EXCHANGE)(b)	31,760	61,972
84,839	EXPERIAN PLC	614,791	1,080,436
22,727	ICON PLC ADR(b)(c)	471,352	535,448
1,776	KERRY GROUP PLC, CLASS A(b)	35,054	73,786
11,192	SHIRE PLC	130,296	349,369
2,000	SMURFIT KAPPA GROUP PLC(b)	17,837	23,840
2,333	UNITED BUSINESS MEDIA LTD.	13,794	20,837
23,432	WPP PLC	141,019	293,333
		3,867,639	5,947,243	1.63%
Israel:
13,486	BANK HAPOALIM BM(b)	51,982	67,073
11,685	BANK LEUMI LE-ISRAEL BM	51,733	54,956
1,574	CELLCOM ISRAEL LTD.	49,274	43,718
1,454	ELBIT SYSTEMS LTD.	74,430	68,896
8,857	ISRAEL CHEMICALS LTD.	105,188	140,587
90,665	ISRAEL DISCOUNT BANK LTD., CLASS A(b)	187,052	178,025
14,564	MAKHTESHIM-AGAN INDUSTRIES LTD.(b)	52,916	81,339
17,900	MIZRAHI TEFAHOT BANK LTD.	173,948	189,471
2,708	PARTNER COMMUNICATIONS CO. LTD.	49,618	40,835
6,484	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(c)	362,375	312,659
		1,158,516	1,177,559	0.32%
Italy:
41,159	A2A S.P.A.	67,304	64,102

See accompanying notes to the financial statements.	92	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Italy (Cont’d):
7,890	ACEA S.P.A.	$90,062	80,948
19,503	ASSICURAZIONI GENERALI S.P.A.	310,560	411,499
4,848	ATLANTIA S.P.A.	76,988	103,203
12,162	AUTOGRILL S.P.A.	72,812	159,609
2,003	BENETTON GROUP S.P.A.	14,818	15,845
2,148	BULGARI S.P.A.	9,445	37,908
2,000	DANIELI & C OFFICINE MECCANICHE S.P.A.	58,465	55,308
171,832	ENEL S.P.A.	891,273	1,122,294
39,224	ENI S.P.A.	768,048	927,706
2,842	EXOR S.P.A.	48,366	88,813
10,667	FIAT INDUSTRIAL S.P.A.(b)	37,111	137,669
10,667	FIAT S.P.A.	28,452	117,096
39,656	FINMECCANICA S.P.A.	485,599	479,888
153,605	INTESA SANPAOLO S.P.A.	395,418	408,961
18,247	INTESA SANPAOLO S.P.A. (RSP)	44,777	39,399
10,000	ITALCEMENTI S.P.A.	116,516	93,460
1,095	LUXOTTICA GROUP S.P.A.	14,342	35,124
8,238	MEDIASET S.P.A.	35,497	38,729
7,202	MEDIOBANCA S.P.A.	50,231	72,950
34,777	MEDIOLANUM S.P.A.	120,164	160,572
20,039	PARMALAT S.P.A.(b)	36,886	75,379
2,966	PRYSMIAN S.P.A.	29,515	59,656
3,842	SAIPEM S.P.A.	66,811	198,341
40,318	SNAM RETE GAS S.P.A.	174,297	238,775
158,727	TELECOM ITALIA S.P.A.	212,786	220,851
6,028	TENARIS S.A.	60,927	137,676
22,370	TERNA S.P.A.	71,955	104,000
276,074	UNICREDIT S.P.A.	461,924	584,498
22,687	UNIONE DI BANCHE ITALIANE SCPA	179,222	127,714
		5,030,571	6,397,973	1.76%
Japan:
5,200	ADVANTEST CORP.	86,387	95,080
45,200	AEON CO. LTD.	334,923	543,492
4,800	AEON CREDIT SERVICE CO. LTD.	49,903	65,467
1,100	AEON MALL CO. LTD.	23,091	26,535
2,300	AISIN SEIKI CO. LTD.	37,584	88,566
17,000	AJINOMOTO CO., INC.	136,093	201,243
2,000	AMADA CO. LTD.	10,582	15,304
15,000	ASAHI GLASS CO. LTD.	80,697	174,400
24,000	ASAHI GROUP HOLDINGS, LTD.	412,370	481,463
55,000	ASAHI KASEI CORP.	318,441	368,923
7,600	ASTELLAS PHARMA, INC.	243,758	294,070
11,000	BANK OF KYOTO (THE) LTD.	98,298	100,975
23,000	BANK OF YOKOHAMA (THE) LTD.	96,740	114,565
1,300	BENESSE HOLDINGS, INC.	48,395	55,792
21,800	BRIDGESTONE CORP.	386,731	499,882
5,700	BROTHER INDUSTRIES LTD.	42,142	83,902
29,100	CANON, INC.	925,802	1,377,200
3,800	CASIO COMPUTER CO. LTD.	28,796	26,669
29	CENTRAL JAPAN RAILWAY CO.	162,730	227,664
15,000	CHIBA BANK (THE) LTD.	81,968	93,535
1,900	CHUGAI PHARMACEUTICAL CO. LTD.	30,706	31,059
7,900	CITIZEN HOLDINGS CO. LTD.	31,581	47,005
2,000	COCA-COLA WEST CO. LTD.	30,433	38,259
15,000	COSMO OIL CO. LTD.	51,623	42,482
81,319	CREDIT SAISON CO. LTD.	1,020,348	1,360,626
20,000	DAI NIPPON PRINTING CO. LTD.	187,429	224,335
8,000	DAICEL CHEMICAL INDUSTRIES LTD.	50,989	52,668
23,000	DAIHATSU MOTOR CO. LTD.	270,880	389,692
125	DAI-ICHI LIFE INSURANCE (THE) CO. LTD.	157,718	174,369
13,100	DAIICHI SANKYO CO. LTD.	225,226	255,313
5,900	DAIKIN INDUSTRIES LTD.	171,254	207,990
27,100	DAINIPPON SUMITOMO PHARMA CO. LTD.	239,033	256,846
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	42,344	101,510
6,000	DAIWA HOUSE INDUSTRY CO. LTD.	45,826	75,350
156,300	DAIWA SECURITIES GROUP, INC.	964,617	685,350
4,000	DENKI KAGAKU KOGYO K.K.	7,188	19,179
8,200	DENSO CORP.	185,234	303,739

See accompanying notes to the financial statements.	93	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
2,900	DENTSU, INC.	$48,680	85,374
13,000	DOWA HOLDINGS CO. LTD.	55,385	80,095
6,200	EAST JAPAN RAILWAY CO.	344,432	354,265
3,800	EISAI CO. LTD.	120,732	147,979
7,600	ELECTRIC POWER DEVELOPMENT CO. LTD.	184,464	205,330
7,300	ELPIDA MEMORY, INC.(b)	108,000	85,237
1,800	FAMILYMART CO. LTD.	52,590	65,959
3,100	FANUC CORP.	243,447	515,225
1,100	FAST RETAILING CO. LTD.	136,395	177,220
36,000	FUJI ELECTRIC CO. LTD.	109,094	111,795
11,000	FUJI HEAVY INDUSTRIES LTD.	57,631	84,989
24,400	FUJIFILM HOLDINGS CORP.	667,512	757,417
41,000	FUJITSU LTD.	179,359	233,254
40,000	FUKUOKA FINANCIAL GROUP, INC.	150,058	166,450
15,000	FURUKAWA ELECTRIC CO. LTD.	48,082	62,233
12,000	GS YUASA CORP.	85,137	79,747
6,000	GUNMA BANK (THE) LTD.	31,571	31,601
12,000	HACHIJUNI BANK (THE) LTD.	67,350	67,226
3,220	HAKUHODO DY HOLDINGS, INC.	174,361	171,190
61,000	HANKYU HANSHIN HOLDINGS, INC.	262,692	240,955
41	HEIWA REAL ESTATE REIT, INC.	23,069	23,682
500	HIROSE ELECTRIC CO. LTD.	48,402	51,053
7,000	HIROSHIMA BANK (THE) LTD.	26,154	30,433
600	HISAMITSU PHARMACEUTICAL CO., INC.	17,668	25,527
9,500	HITACHI CAPITAL CORP.	154,031	128,272
3,000	HITACHI CHEMICAL CO. LTD.	54,135	59,288
3,400	HITACHI CONSTRUCTION MACHINERY CO. LTD.	77,899	75,767
147,000	HITACHI LTD.	446,318	863,689
7,100	HITACHI LTD. ADR(c)	360,779	422,876
9,400	HOKKAIDO ELECTRIC POWER CO., INC.	167,441	156,113
25,000	HOKUHOKU FINANCIAL GROUP, INC.	45,996	49,376
42,000	HONDA MOTOR CO. LTD.	1,192,887	1,609,472
4,800	HOYA CORP.	101,897	105,773
1,600	IBIDEN CO. LTD.	37,951	49,786
2,900	IDEMITSU KOSAN CO. LTD.	295,950	308,355
24,000	IHI CORP.	31,334	61,711
32	INPEX CORP.	168,066	235,316
9,800	ISETAN MITSUKOSHI HOLDINGS LTD.	85,535	95,560
31,000	ISUZU MOTORS LTD.	66,138	145,942
28,000	ITOCHU CORP.	163,531	289,722
8,000	J. FRONT RETAILING CO. LTD.	31,099	35,178
6	JAPAN REAL ESTATE INVESTMENT CORP.	46,693	58,953
113	JAPAN RETAIL FUND INVESTMENT CORP.	173,072	173,771
5,400	JAPAN SECURITIES FINANCE CO. LTD.	31,622	32,868
77	JAPAN TOBACCO, INC.	200,326	296,026
11,800	JFE HOLDINGS, INC.	299,965	323,052
4,000	JGC CORP.	53,048	109,062
5,100	JS GROUP CORP.	59,682	131,009
3,100	JSR CORP.	39,530	59,763
5,000	JTEKT CORP.	36,670	73,226
45	JUPITER TELECOMMUNICATIONS CO. LTD.	27,159	50,308
56,080	JX HOLDINGS, INC.	257,876	375,470
7,000	KAJIMA CORP.	15,004	19,999
11,000	KAMIGUMI CO. LTD.	72,240	102,615
38,000	KANEKA CORP.	253,846	248,756
7,500	KANSAI ELECTRIC POWER (THE) CO., INC.	155,419	149,060
2,000	KANSAI PAINT CO. LTD.	10,449	18,160
62,600	KAO CORP.	1,573,730	1,640,725
35,000	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	138,688
20,000	KAWASAKI KISEN KAISHA LTD.	71,674	69,561
50	KDDI CORP.	240,697	358,364
13,000	KEIKYU CORP.	95,310	93,659
12,000	KEIO CORP.	66,719	66,034
30,000	KEISEI ELECTRIC RAILWAY CO. LTD.	170,073	177,008
8,800	KEWPIE CORP.	109,169	111,825
710	KEYENCE CORP.	131,805	200,552
19,000	KIKKOMAN CORP.	184,070	199,429
49,000	KINTETSU CORP.	153,011	157,034

See accompanying notes to the financial statements.	94	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
15,000	KIRIN HOLDINGS CO. LTD.	$169,540	208,497
57,000	KOBE STEEL LTD.	90,912	128,862
15,100	KOMATSU LTD.	187,238	468,354
3,900	KONAMI CORP.	61,913	91,851
36,000	KONICA MINOLTA HOLDINGS, INC.	309,072	299,163
3,400	KOSE CORP.	86,403	88,184
21,000	KUBOTA CORP.	129,773	184,946
5,500	KURARAY CO. LTD.	46,234	80,275
4,300	KURITA WATER INDUSTRIES LTD.	96,931	127,764
2,700	KYOCERA CORP.	198,000	273,338
4,000	KYOWA HAKKO KIRIN CO. LTD.	32,658	38,010
2,800	LAWSON, INC.	120,035	146,600
16,000	LION CORP.	87,289	88,641
2,000	MAKITA CORP.	45,574	92,665
86,000	MARUBENI CORP.	475,518	568,315
6,500	MARUI GROUP CO. LTD.	32,287	49,090
10,500	MATSUI SECURITIES CO. LTD.	48,995	50,345
168,000	MAZDA MOTOR CORP.(b)	408,507	440,322
20,000	MEDIPAL HOLDINGS CORP.	241,322	176,884
7,700	MEIJI HOLDINGS CO. LTD.	290,582	323,764
33,000	MINEBEA CO. LTD.	173,371	175,033
71,500	MITSUBISHI CHEMICAL HOLDINGS CORP.	310,777	504,468
34,600	MITSUBISHI CORP.	648,370	859,578
32,000	MITSUBISHI ELECTRIC CORP.	148,393	369,668
18,000	MITSUBISHI ESTATE CO. LTD.	212,941	314,367
17,000	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	123,956
57,000	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	266,929
4,000	MITSUBISHI LOGISTICS CORP.	45,017	44,768
108,000	MITSUBISHI MATERIALS CORP.	293,638	338,067
5,000	MITSUBISHI TANABE PHARMA CORP.	54,031	83,536
402,869	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,963,680	1,951,675
2,700	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	103,969
71,000	MITSUI & CO. LTD.	824,847	1,220,600
16,000	MITSUI CHEMICALS, INC.	40,819	58,034
62,000	MITSUI ENGINEERING & SHIPBUILDING CO. LTD.	160,351	134,775
14,000	MITSUI FUDOSAN CO. LTD.	160,770	239,638
3,000	MITSUI MINING & SMELTING CO. LTD.	5,391	10,062
31,000	MITSUI OSK LINES LTD.	170,102	165,966
163,200	MIZUHO FINANCIAL GROUP, INC.	278,940	267,592
29,000	MIZUHO SECURITIES CO. LTD.(b)	61,853	69,524
4,080	MS&AD INSURANCE GROUP HOLDINGS	91,357	95,076
3,600	MURATA MANUFACTURING CO. LTD.	162,615	239,241
72,000	NAGOYA RAILROAD CO. LTD.	181,957	183,343
1,500	NAMCO BANDAI HOLDINGS, INC.	14,652	17,999
164,000	NEC CORP.(b)	456,867	372,798
3,000	NGK INSULATORS LTD.	44,485	55,599
3,000	NGK SPARK PLUG CO. LTD.	28,359	41,252
1,600	NIDEC CORP.	75,128	147,867
10,200	NIFCO, INC.	232,020	269,112
6,000	NIKON CORP.	75,728	140,787
800	NINTENDO CO. LTD.	193,231	149,755
11	NIPPON BUILDING FUND, INC.	90,970	107,398
17,000	NIPPON ELECTRIC GLASS CO. LTD.	167,161	216,658
17,000	NIPPON EXPRESS CO. LTD.	60,747	68,630
6,000	NIPPON MEAT PACKERS, INC.	72,315	85,709
11,000	NIPPON SHEET GLASS CO. LTD.	30,764	34,023
65,000	NIPPON STEEL CORP.	184,174	209,926
9,300	NIPPON TELEGRAPH & TELEPHONE CORP.	356,996	446,490
133,000	NIPPON YUSEN K.K.	485,791	492,319
91,000	NISHI-NIPPON CITY BANK (THE) LTD.	250,065	267,898
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	55,090
97,600	NISSAN MOTOR CO. LTD.	667,688	1,020,801
2,500	NISSHIN SEIFUN GROUP, INC.	25,731	31,116
25,000	NISSHIN STEEL CO. LTD.	50,048	47,513
3,000	NISSHINBO HOLDINGS, INC.	23,700	28,433
1,300	NISSIN FOODS HOLDINGS CO. LTD.	47,622	47,266
600	NITORI HOLDINGS CO. LTD.	33,819	56,866
3,200	NITTO DENKO CORP.	77,639	161,581

See accompanying notes to the financial statements.	95	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
26,200	NKSJ HOLDINGS, INC.	$159,473	172,161
23,000	NOMURA HOLDINGS, INC.	121,837	113,136
2,700	NOMURA RESEARCH INSTITUTE LTD.	43,930	58,860
6,000	NSK LTD.	24,006	59,549
2,000	NTN CORP.	5,258	11,329
107	NTT DATA CORP.	329,149	353,678
284	NTT DOCOMO, INC.	404,857	504,468
58	NTT URBAN DEVELOPMENT CORP.	54,407	49,567
12,000	OBAYASHI CORP.	48,665	52,171
8,000	ODAKYU ELECTRIC RAILWAY CO. LTD.	62,234	63,400
13,000	OJI PAPER CO. LTD.	49,994	62,170
4,000	OLYMPUS CORP.	61,766	134,203
7,300	OMRON CORP.	99,962	202,031
1,400	ONO PHARMACEUTICAL CO. LTD.	60,256	74,778
8,000	ONWARD HOLDINGS CO. LTD.	54,094	67,276
800	ORIENTAL LAND CO. LTD.	50,479	67,772
4,910	ORIX CORP.	275,026	475,114
91,000	OSAKA GAS CO. LTD.	325,004	344,763
16,400	PANASONIC CORP.	188,745	199,641
153	RAKUTEN, INC.	84,827	157,932
24,400	RENESAS ELECTRONICS CORP.(b)	215,578	210,040
15,000	RENGO CO. LTD.	96,675	98,938
54,100	RESONA HOLDINGS, INC.	256,408	254,020
25,000	RICOH CO. LTD.	318,740	276,071
1,200	RINNAI CORP.	52,047	86,455
1,800	ROHM CO. LTD.	99,465	102,739
16,900	SANKYO CO. LTD.	895,611	870,142
2,600	SANTEN PHARMACEUTICAL CO. LTD.	85,886	105,286
35,000	SAPPORO HOKUYO HOLDINGS, INC.	109,166	146,079
3,400	SECOM CO. LTD.	133,812	162,388
4,100	SEGA SAMMY HOLDINGS, INC.	38,822	78,889
2,300	SEIKO EPSON CORP.	33,196	39,655
25,000	SEINO HOLDINGS CO. LTD.	196,920	179,182
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	110,615
41,000	SEKISUI HOUSE LTD.	389,976	379,928
13,000	SEVEN & I HOLDINGS CO. LTD.	286,258	348,315
20,000	SHARP CORP.	174,731	181,604
4,000	SHIMADZU CORP.	25,419	36,470
1,000	SHIMAMURA CO. LTD.	61,206	95,150
1,500	SHIMANO, INC.	58,204	82,262
2,000	SHIMIZU CORP.	7,530	8,298
7,500	SHIN-ETSU CHEMICAL CO. LTD.	365,373	400,132
4,900	SHINKO ELECTRIC INDUSTRIES CO. LTD.	48,699	45,893
4,000	SHIONOGI & CO. LTD.	67,679	65,338
22,900	SHISEIDO CO. LTD.	371,184	426,399
8,000	SHIZUOKA BANK (THE) LTD.	74,794	73,337
21,000	SHOWA DENKO K.K.	33,824	43,302
24,400	SHOWA SHELL SEKIYU K.K.	245,647	225,498
600	SMC CORP.	57,789	107,621
12,700	SOFTBANK CORP.	185,167	477,997
21,900	SOJITZ CORP.	34,134	40,805
35,200	SONY CORP.	1,008,951	925,641
6,600	SONY FINANCIAL HOLDINGS, INC.	85,415	118,793
2,900	SQUARE ENIX HOLDINGS CO. LTD.	50,255	52,017
49,900	STANLEY ELECTRIC CO. LTD.	746,690	870,875
97,000	SUMITOMO CHEMICAL CO. LTD.	443,397	481,960
21,300	SUMITOMO CORP.	207,214	288,129
13,100	SUMITOMO ELECTRIC INDUSTRIES LTD.	127,803	189,898
12,000	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	83,175
38,000	SUMITOMO METAL INDUSTRIES LTD.	78,322	84,964
18,000	SUMITOMO METAL MINING CO. LTD.	242,021	294,020
25,200	SUMITOMO MITSUI FINANCIAL GROUP, INC.	792,655	772,547
70,270	SUMITOMO MITSUI TRUST HOLDINGS, INC.	224,900	243,530
7,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	81,291	155,556
8,200	SUZUKEN CO. LTD.	188,085	188,742
5,700	SUZUKI MOTOR CORP.	102,733	127,800
18,250	T&D HOLDINGS, INC.	413,070	431,854
11,000	TAISEI CORP.	19,821	25,141

See accompanying notes to the financial statements.	96	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
2,000	TAISHO PHARMACEUTICAL CO. LTD.	$40,190	44,966
9,000	TAIYO NIPPON SANSO CORP.	66,483	71,437
40,000	TAKASHIMAYA CO. LTD.	259,418	274,767
600	TAKATA CORP.	16,979	18,327
14,400	TAKEDA PHARMACEUTICAL CO. LTD.	544,092	664,508
2,900	TDK CORP.	131,547	158,860
7,000	TEIJIN LTD.	14,861	30,694
2,600	TERUMO CORP.	95,419	140,004
2,000	THK CO. LTD.	29,290	50,680
32,000	TOBU RAILWAY CO. LTD.	147,608	134,352
1,000	TOHO CO. LTD.	13,412	16,558
17,000	TOHO GAS CO. LTD.	81,221	91,858
11,600	TOKIO MARINE HOLDINGS, INC.	296,326	323,484
9,000	TOKUYAMA CORP.	47,822	45,165
14,400	TOKYO BROADCASTING SYSTEM HOLDINGS, INC.	196,223	173,327
3,200	TOKYO ELECTRON LTD.	128,746	173,704
64,000	TOKYO GAS CO. LTD.	238,072	288,580
39,000	TOKYO TATEMONO CO. LTD.	141,417	141,458
66,000	TOKYU CORP.	266,484	273,823
20,000	TOKYU LAND CORP.	69,576	84,467
19,000	TONENGENERAL SEKIYU K.K.	215,022	233,179
53,000	TOPPAN PRINTING CO. LTD.	422,474	409,492
17,000	TORAY INDUSTRIES, INC.	70,413	125,011
66,000	TOSHIBA CORP.	197,553	345,968
6,000	TOTO LTD.	30,029	46,432
17,500	TOYO SEIKAN KAISHA LTD.	296,432	292,809
1,000	TOYO SUISAN KAISHA LTD.	23,262	23,601
2,300	TOYODA GOSEI CO. LTD.	49,273	52,026
3,300	TOYOTA BOSHOKU CORP.	51,192	54,560
2,300	TOYOTA INDUSTRIES CORP.	51,959	75,567
46,900	TOYOTA MOTOR CORP.	1,599,107	1,922,498
1,800	TOYOTA TSUSHO CORP.	14,973	30,699
2,500	TREND MICRO, INC.	74,501	77,294
1,700	TSUMURA & CO.	50,505	54,270
8,000	UBE INDUSTRIES LTD.	13,963	23,949
2,100	UNICHARM CORP.	42,706	91,560
24,700	UNIHAIR CO. LTD.(b)	288,512	250,974
1,000	USHIO, INC.	14,106	19,663
130	USS CO. LTD.	5,696	10,060
12,600	WEST JAPAN RAILWAY CO.	427,214	491,450
236	YAHOO! JAPAN CORP.	62,283	80,910
2,500	YAKULT HONSHA CO. LTD.	42,793	72,108
2,800	YAMADA DENKI CO. LTD.	170,555	227,117
25,000	YAMAGUCHI FINANCIAL GROUP, INC.	220,002	232,595
11,900	YAMAHA MOTOR CO. LTD.(b)	174,571	217,587
9,000	YAMATO HOLDINGS CO. LTD.	96,669	140,973
		51,903,043	62,621,389	17.18%
Luxembourg:
765	APERAM	17,235	24,772
		17,235	24,772	0.01%
Mexico:
6,700	FOMENTO ECONOMICO MEXICANO S.A.B. DE C.V. ADR(c)	204,665	445,483
2,225	FRESNILLO PLC	49,821	50,065
86,000	GENOMMA LAB INTERNACIONAL S.A.B. DE C.V., CLASS B(b)	157,664	219,176
		412,150	714,724	0.20%
Netherlands:
27,148	AEGON N.V.(b)	127,577	185,187
9,407	AKZO NOBEL N.V.	457,135	593,396
5,963	ASML HOLDING N.V.	107,018	219,636
1,079	CORIO N.V.	43,024	71,506
2,751	DELTA LLOYD N.V.	50,800	65,384
6,423	EUROPEAN AERONAUTIC DEFENCE & SPACE CO. N.V.	81,439	214,970
520	FUGRO N.V. - CVA	19,413	37,492

See accompanying notes to the financial statements.	97	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Netherlands (Cont’d):
9,316	GEMALTO N.V.	$306,928	445,470
1,747	HEINEKEN HOLDING N.V.	53,733	89,377
3,866	HEINEKEN N.V.	133,672	232,488
199,090	ING GROEP N.V. - CVA(b)	2,089,387	2,450,814
55,674	KONINKLIJKE (ROYAL) KPN N.V.	745,614	809,763
89,450	KONINKLIJKE AHOLD N.V.	1,133,953	1,201,924
12,725	KONINKLIJKE DSM N.V.	703,018	825,855
64,426	KONINKLIJKE PHILIPS ELECTRONICS N.V.	1,617,556	1,654,566
2,500	NUTRECO N.V.	194,892	183,839
8,454	POSTNL N.V.	69,831	71,741
2,977	QIAGEN N.V.(b)	47,317	57,071
3,773	RANDSTAD HOLDING N.V.	73,225	174,398
11,940	REED ELSEVIER N.V.	133,131	160,245
4,500	ROYAL DUTCH SHELL PLC ADR(c)	307,806	320,085
61,501	ROYAL DUTCH SHELL PLC, CLASS A (LONDON EXCHANGE)	1,466,216	2,189,275
40,886	ROYAL DUTCH SHELL PLC, CLASS B (LONDON EXCHANGE)	921,835	1,459,372
20,627	SBM OFFSHORE N.V.	458,750	545,589
2,181	SNS REAAL N.V.(b)	6,124	9,738
8,454	TNT EXPRESS N.V.(b)	80,704	87,679
28,402	UNILEVER N.V. - CVA	579,364	931,017
6,193	WOLTERS KLUWER N.V.	101,075	137,224
		12,110,537	15,425,101	4.23%
New Zealand:
7,267	CONTACT ENERGY LTD.(b)	20,979	32,262
14,246	FLETCHER BUILDING LTD.	48,135	101,713
100,116	TELECOM CORP. OF NEW ZEALAND LTD.	163,649	203,578
9,200	VECTOR LTD.	17,307	19,355
		250,070	356,908	0.10%
Norway:
3,900	AKER SOLUTIONS ASA	51,913	78,066
13,800	DNB NOR ASA	88,172	192,340
3,600	FRED OLSEN ENERGY ASA	100,130	127,307
31,521	NORSK HYDRO ASA	131,018	241,339
12,000	ORKLA ASA	80,407	114,096
20,900	RENEWABLE ENERGY CORP. ASA(b)	51,708	35,928
6,600	SEADRILL LTD.	70,381	232,296
17,748	STATOIL ASA	328,001	449,337
10,900	TELENOR ASA	62,904	178,486
4,500	TGS NOPEC GEOPHYSICAL CO ASA	115,129	126,190
4,000	YARA INTERNATIONAL ASA	109,527	225,153
		1,189,290	2,000,538	0.55%
Peru:
3,000	HOCHSCHILD MINING PLC	28,019	22,129
		28,019	22,129	0.01%
Philippines:
8,500	GLOBE TELECOM, INC.	172,736	175,339
		172,736	175,339	0.05%
Portugal:
14,486	BANCO ESPIRITO SANTO S.A. (REGISTERED)	65,645	53,987
3,480	BRISA AUTO-ESTRADAS DE PORTUGAL S.A.	21,107	21,245
8,464	CIMPOR CIMENTOS DE PORTUGAL SGPS S.A.	39,214	64,671
32,869	ENERGIAS DE PORTUGAL S.A.	117,925	116,729
2,881	GALP ENERGIA SGPS S.A., CLASS B	35,487	68,725
6,408	JERONIMO MARTINS SGPS S.A.	30,015	123,031
39,384	PORTUGAL TELECOM SGPS S.A. (REGISTERED)	468,748	390,472
		778,141	838,860	0.23%
Russia:
9,100	LUKOIL ADR (LONDON EXCHANGE)(c)	645,112	578,760
12,100	SBERBANK OF RUSSIA ADR(b)(c)	171,650	175,430
9,100	TMK OAO GDR (REGISTERED)	103,265	169,715
		920,027	923,905	0.25%
Singapore:
30,000	ASCENDAS REAL ESTATE INVESTMENT TRUST	49,191	49,823

See accompanying notes to the financial statements.	98	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Singapore (Cont’d):
69,500	CAPITALAND LTD.	$135,658	164,649
36,000	CAPITAMALL TRUST	34,178	54,806
5,000	CITY DEVELOPMENTS LTD.	14,259	42,333
51,000	COSCO CORP. SINGAPORE LTD.	48,134	80,963
110,500	DBS GROUP HOLDINGS LTD.	895,315	1,318,796
75,000	FRASER AND NEAVE LTD.	214,133	353,526
96,800	GENTING SINGAPORE PLC(b)	48,634	152,095
130,000	GLOBAL LOGISTIC PROPERTIES LTD.(b)	203,681	218,018
8,000	JARDINE CYCLE & CARRIAGE LTD.	63,087	280,053
199,120	KEPPEL CORP. LTD.	1,003,926	1,796,123
4,000	K-GREEN TRUST	1,432	3,468
33,000	NEPTUNE ORIENT LINES LTD.	50,672	41,104
28,000	OLAM INTERNATIONAL LTD.	31,932	62,002
44,000	OVERSEA-CHINESE BANKING CORP. LTD.	141,236	335,282
80,000	SEMBCORP INDUSTRIES LTD.	179,646	324,991
22,000	SEMBCORP MARINE LTD.	32,803	94,925
12,000	SINGAPORE AIRLINES LTD.	70,334	138,528
13,000	SINGAPORE EXCHANGE LTD.	40,226	79,693
25,000	SINGAPORE PRESS HOLDINGS LTD.	41,026	79,375
23,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	52,809	56,361
137,000	SINGAPORE TELECOMMUNICATIONS LTD.	242,938	352,443
25,000	UNITED OVERSEAS BANK LTD.	160,579	400,541
47,000	UOL GROUP LTD.	121,410	190,550
32,000	WILMAR INTERNATIONAL LTD.	134,032	141,199
74,000	YANLORD LAND GROUP LTD.	73,287	72,293
		4,084,558	6,883,940	1.89%
South Korea:
1,310	CJ CORP.	95,583	89,202
810	DAEWOO SHIPBUILDING & MARINE ENGINEERING CO. LTD.	24,201	34,330
2,360	DAISHIN SECURITIES CO. LTD.	29,927	30,173
2,690	DONGBU INSURANCE CO. LTD.	83,391	139,835
1,270	DOOSAN CORP.	149,957	148,691
2,850	DOOSAN HEAVY INDUSTRIES AND CONSTRUCTION CO. LTD.	164,583	150,822
6,580	DOOSAN INFRACORE CO. LTD.(b)	153,919	146,065
50	GLOBAL & YUASA BATTERY CO. LTD.	1,554	2,239
3,310	GS HOLDINGS	259,854	242,131
180	GS HOME SHOPPING, INC.	11,109	22,963
1,920	HALLA CLIMATE CONTROL CORP.	37,928	46,217
4,850	HANWHA CHEM CORP.	61,676	228,951
640	HONAM PETROCHEMICAL CORP.	186,302	237,081
230	HYUNDAI DEPARTMENT STORE CO. LTD.	29,872	37,377
150	HYUNDAI STEEL CO.	13,008	18,194
150	KISWIRE LTD.	5,374	6,751
18,300	KOREA EXCHANGE BANK	150,766	164,548
750	KOREA ZINC CO. LTD.	81,771	287,664
2,740	KP CHEMICAL CORP.	64,708	63,005
3,640	KT CORP.	145,775	138,761
4,790	KT&G CORP.	267,929	297,903
710	OCI CO. LTD.	303,342	268,000
150	SAMSUNG FIRE & MARINE INSURANCE CO. LTD.	24,948	34,843
5,840	SAMSUNG HEAVY INDUSTRIES CO. LTD.	133,133	260,370
1,660	SK HOLDINGS CO. LTD.	139,689	287,641
1,900	SK INNOVATION CO. LTD.	356,212	356,812
8,180	SK NETWORKS CO. LTD.	80,647	83,512
81	S-OIL CORP.	10,169	10,432
20	TAEKWANG INDUSTRIAL CO. LTD.	22,217	30,909
		3,089,544	3,865,422	1.06%
Spain:
5,500	ABENGOA S.A.	158,054	166,731
4,082	ABERTIS INFRAESTRUCTURAS S.A.	61,599	91,188
466	ACCIONA S.A.	51,257	49,459
5,493	ACERINOX S.A.	66,922	100,206
2,447	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	105,135	115,396
71,405	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	635,994	837,687
40,281	BANCO POPULAR ESPANOL S.A.	277,549	226,698

See accompanying notes to the financial statements.	99	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Spain (Cont’d):
134,822	BANCO SANTANDER S.A.	$1,050,609	1,556,832
197	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	93,347	115,784
24,405	CRITERIA CAIXACORP S.A.	98,086	170,333
7,353	EDP RENOVAVEIS S.A.(b)	50,370	48,505
2,531	ENAGAS S.A.	38,143	61,330
16,085	FERROVIAL S.A.	79,147	203,302
3,797	FOMENTO DE CONSTRUCCIONES Y CONTRATAS S.A.	150,651	115,766
2,805	GAMESA CORP. TECNOLOGICA S.A.(b)	23,996	22,656
21,362	GAS NATURAL SDG S.A.	318,614	447,470
2,222	GRIFOLS S.A.(b)	33,845	44,595
13,908	IBERDROLA RENOVABLES S.A.	53,405	61,433
65,599	IBERDROLA S.A.(b)	462,139	583,791
4,941	INDITEX S.A.	202,632	450,252
8,051	INDRA SISTEMAS S.A.	156,566	166,134
16,420	MAPFRE S.A.	54,049	60,956
3,600	OBRASCON HUARTE LAIN S.A.	137,788	137,559
2,111	RED ELECTRICA CORP. S.A.	88,270	127,423
13,070	REPSOL YPF S.A.	249,017	453,737
68,940	TELEFONICA S.A.	1,394,523	1,685,517
1,030	ZARDOYA OTIS S.A.	14,835	15,175
		6,106,542	8,115,915	2.23%
Sweden:
4,550	ALFA LAVAL AB	35,782	98,042
7,400	ASSA ABLOY AB, CLASS B	89,466	198,877
9,200	ATLAS COPCO AB, CLASS A	70,694	242,162
19,000	ATLAS COPCO AB, CLASS B	320,555	447,252
2,828	BOLIDEN AB	60,492	52,219
1,100	CDON GROUP AB(b)	2,942	6,695
3,500	ELECTROLUX AB, CLASS B	56,682	83,495
3,200	GETINGE AB, CLASS B	37,616	85,900
13,600	HENNES & MAURITZ AB, CLASS B	274,862	468,919
3,700	HEXAGON AB, CLASS B	56,830	91,132
400	HOLMEN AB, CLASS B	8,156	12,470
17,500	HUSQVARNA AB, CLASS B	64,201	115,892
2,900	INDUSTRIVARDEN AB, CLASS C(b)	50,265	48,001
11,800	INVESTOR AB, CLASS B	161,783	270,492
3,000	KINNEVIK INVESTMENT AB, CLASS B	51,225	66,635
20,060	MEDA AB, CLASS A	157,560	218,184
1,600	MILLICOM INTERNATIONAL CELLULAR S.A. SDR	87,461	166,943
1,100	MODERN TIMES GROUP AB, CLASS B	50,174	72,637
1,577	NCC AB, CLASS B	14,533	35,875
50,800	NORDEA BANK AB	331,034	546,105
3,200	RATOS AB, CLASS B	51,337	61,465
5,400	SAAB AB, CLASS B	118,531	123,528
13,973	SANDVIK AB	86,678	244,977
7,800	SCANIA AB, CLASS B	65,585	180,896
34,200	SECURITAS AB, CLASS B	381,213	361,977
20,400	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	71,603	166,734
2,800	SKANSKA AB, CLASS B	23,703	50,108
13,800	SKF AB, CLASS B	141,836	399,240
5,400	SSAB AB, CLASS A	48,129	80,716
47,600	SVENSKA CELLULOSA AB, CLASS B	499,931	670,108
6,900	SVENSKA HANDELSBANKEN AB, CLASS A	116,989	212,819
18,300	SWEDBANK AB, CLASS A	58,744	307,530
6,600	SWEDISH MATCH AB	95,099	221,303
3,900	TELE2 AB, CLASS B	34,548	77,069
49,000	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	453,735	706,472
36,500	TELIASONERA AB	199,153	267,741
20,000	TRELLEBORG AB, CLASS B	159,601	222,274
5,800	VOLVO AB, CLASS A	29,472	101,136
66,600	VOLVO AB, CLASS B	843,395	1,163,430
		5,461,595	8,947,450	2.46%
Switzerland:
41,343	ABB LTD. (REGISTERED)(b)	560,773	1,071,988
19,000	ABB LTD. ADR(b)(c)	301,279	493,050
1,591	ACTELION LTD. (REGISTERED)(b)	72,287	78,362

See accompanying notes to the financial statements.	100	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont’d):
33,394	ADECCO S.A. (REGISTERED)(b)	$1,588,024	2,140,861
14	ALLREAL HOLDING A.G. (REGISTERED)(b)	1,917	2,306
2,727	ARYZTA A.G.	68,593	146,121
5,289	BALOISE-HOLDING A.G. (REGISTERED)	491,529	545,726
8,185	CIE FINANCIERE RICHEMONT S.A., CLASS A (BEARER)	130,638	535,929
19,200	CLARIANT A.G. (REGISTERED)(b)	321,870	366,985
21,066	CREDIT SUISSE GROUP A.G. (REGISTERED)(b)	673,134	819,334
3,082	EFG INTERNATIONAL A.G.(b)	32,625	34,165
400	FLUGHAFEN ZUERICH A.G. (REGISTERED)	144,878	182,574
25,257	GAM HOLDING A.G.(b)	385,000	414,565
953	GEBERIT A.G. (REGISTERED)(b)	83,492	225,795
150	GEORG FISCHER A.G. (REGISTERED)(b)	84,380	82,471
140	GIVAUDAN S.A. (REGISTERED)(b)	79,163	148,117
560	HELVETIA HOLDING A.G. (REGISTERED)	176,545	239,785
3,916	HOLCIM LTD. (REGISTERED)(b)	168,212	295,533
3,728	JULIUS BAER GROUP LTD.(b)	76,831	153,997
967	KUEHNE & NAGEL INTERNATIONAL A.G. (REGISTERED)	57,750	146,760
55	LINDT & SPRUENGLI A.G. (PARTCIPATION CERTIFICATE)	90,640	171,394
3	LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	109,348
6,301	LOGITECH INTERNATIONAL S.A. (REGISTERED)(b)	70,452	70,598
863	LONZA GROUP A.G. (REGISTERED)(b)	57,643	67,541
93,904	NESTLE S.A. (REGISTERED)	3,412,993	5,835,818
2,629	NOBEL BIOCARE HOLDING A.G. (REGISTERED)(b)	45,806	53,596
85,577	NOVARTIS A.G. (REGISTERED)	3,545,609	5,241,983
18,000	OC OERLIKON CORP. A.G. (REGISTERED)(b)	144,483	145,370
10,835	PANALPINA WELTTRANSPORT HOLDING
	A.G. (REGISTERED)(b)	838,325	1,488,477
15,638	PARGESA HOLDING S.A. (BEARER)	1,019,627	1,448,939
12,394	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,602,744	2,074,134
755	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	34,888	91,776
121	SGS S.A. (REGISTERED)	130,564	229,694
27	SIKA A.G. (BEARER)	52,359	65,095
648	SONOVA HOLDING A.G. (REGISTERED)(b)	35,616	60,503
65,678	STMICROELECTRONICS N.V.(b)	438,245	654,401
257	STRAUMANN HOLDING A.G. (REGISTERED)	41,380	61,900
1,526	SULZER A.G. (REGISTERED)	78,151	248,297
475	SWATCH GROUP (THE) A.G. (BEARER)	59,791	239,434
2,391	SWATCH GROUP (THE) A.G. (REGISTERED)	61,462	214,713
3,454	SWISS LIFE HOLDING A.G. (REGISTERED)(b)	283,601	566,523
9,001	SWISS RE LTD.(b)	239,739	505,424
451	SWISSCOM A.G. (REGISTERED)	148,508	206,791
1,734	SYNGENTA A.G. (REGISTERED)(b)	377,174	585,319
1,159	SYNTHES, INC.(d)(e)	141,367	203,884
5,501	TRANSOCEAN LTD.	376,702	355,145
19,300	UBS A.G. (REGISTERED)(b)	318,433	351,909
24,013	WOLSELEY PLC	710,461	783,117
38,645	XSTRATA PLC	346,537	850,640
3,853	ZURICH FINANCIAL SERVICES A.G.(b)	705,998	974,302
		20,983,570	32,080,489	8.80%
Taiwan:
33,600	HON HAI PRECISION INDUSTRY CO. LTD. GDR (REGISTERED)	258,774	229,488
		258,774	229,488	0.06%
Thailand:
976,566	THAI BEVERAGE PCL	219,495	218,633
		219,495	218,633	0.06%
United Kingdom:
52,662	3I GROUP PLC	232,332	237,583
2,834	ADMIRAL GROUP PLC	35,119	75,549
12,000	AEGIS GROUP PLC	27,195	30,815
125,000	AFREN PLC(b)	290,716	316,773
14,000	AFRICAN BARRICK GOLD LTD.	117,790	93,089
4,578	AMEC PLC	34,931	79,939
21,888	ANGLO AMERICAN PLC	453,848	1,084,600
21,100	ANGLO AMERICAN PLC ADR(c)	372,692	524,335
4,811	ANTOFAGASTA PLC	33,978	107,635

See accompanying notes to the financial statements.	101	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
19,184	ARM HOLDINGS PLC	$71,627	181,039
3,799	ASSOCIATED BRITISH FOODS PLC	35,240	66,032
22,292	ASTRAZENECA PLC	778,768	1,111,954
10,000	ASTRAZENECA PLC ADR(c)	461,598	500,700
2,131	AUTONOMY CORP. PLC(b)	36,969	58,381
45,179	AVIVA PLC	147,874	318,316
5,239	BABCOCK INTERNATIONAL GROUP PLC	47,416	59,867
152,921	BAE SYSTEMS PLC	824,916	781,688
80,626	BALFOUR BEATTY PLC	341,838	399,197
255,265	BARCLAYS PLC	936,747	1,050,632
58,418	BG GROUP PLC	917,965	1,325,723
37,988	BHP BILLITON PLC	825,876	1,494,939
6,200	BHP BILLITON PLC ADR(c)	488,499	486,266
316,864	BP PLC	2,106,468	2,332,442
63,994	BRITISH AMERICAN TOBACCO PLC	1,725,235	2,804,901
11,630	BRITISH LAND CO. PLC	61,579	113,672
17,468	BRITISH SKY BROADCASTING GROUP PLC	116,486	237,316
486,009	BT GROUP PLC	1,158,344	1,571,723
5,069	BUNZL PLC	39,524	63,456
8,202	BURBERRY GROUP PLC	40,549	190,873
264,000	CABLE & WIRELESS WORLDWIDE PLC	264,928	195,200
40,577	CAIRN ENERGY PLC(b)	155,293	270,132
16,980	CAPITA GROUP (THE) PLC	162,367	194,986
6,025	CAPITAL & COUNTIES PROPERTIES PLC	6,933	19,049
6,025	CAPITAL SHOPPING CENTRES GROUP PLC	23,472	38,631
12,002	CARNIVAL PLC	422,299	464,802
27,896	CARPETRIGHT PLC	302,018	291,460
82,257	CENTRICA PLC	290,637	426,811
11,669	COBHAM PLC	30,337	39,628
32,000	COLT GROUP S.A.(b)	62,741	73,442
330,036	COMPASS GROUP PLC	2,232,837	3,183,409
7,690	COMPUTACENTER PLC	56,928	59,241
53,600	COOKSON GROUP PLC	382,624	578,514
16,000	DEBENHAMS PLC	17,441	17,718
116,510	DIAGEO PLC	1,597,592	2,380,391
8,724	DRAX GROUP PLC	50,000	70,497
2,968	ENQUEST PLC(b)	3,713	5,859
10,396	ESSAR ENERGY LTD.(b)	76,184	68,258
2,760	EURASIAN NATURAL RESOURCES CORP. PLC	15,790	34,617
59,094	FIRSTGROUP PLC	316,554	323,316
9,699	G4S PLC	26,165	43,554
91,912	GLAXOSMITHKLINE PLC	1,410,189	1,967,817
18,000	GREENE KING PLC	145,935	140,804
17,505	HAMMERSON PLC	69,535	135,246
36,031	HAYS PLC	49,874	59,562
11,938	HOME RETAIL GROUP PLC	35,894	31,364
341,940	HSBC HOLDINGS PLC	2,491,970	3,393,720
12,114	ICAP PLC	51,874	91,961
11,465	IMI PLC	43,254	193,758
18,809	IMPERIAL TOBACCO GROUP PLC	441,612	625,176
30,000	INCHCAPE PLC	123,756	201,210
8,811	INMARSAT PLC	88,190	78,624
17,590	INTERCONTINENTAL HOTELS GROUP PLC	253,023	359,942
30,978	INTERMEDIATE CAPITAL GROUP PLC	160,221	160,439
11,825	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A.(b)	49,663	48,148
29,641	INTERNATIONAL POWER PLC	84,802	153,038
12,127	INVENSYS PLC	29,802	62,651
8,249	INVESTEC PLC	57,891	66,791
98,470	ITV PLC(b)	52,339	112,997
111,306	J. SAINSBURY PLC	593,334	588,435
14,481	JOHNSON MATTHEY PLC	355,735	456,918
4,109	KAZAKHMYS PLC	31,447	91,006
30,414	KINGFISHER PLC	60,107	130,427
44,060	LANCASHIRE HOLDINGS LTD.	330,855	461,404
15,511	LAND SECURITIES GROUP PLC	113,585	212,222
94,802	LEGAL & GENERAL GROUP PLC	72,856	179,842

See accompanying notes to the financial statements.	102	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
2,010,131	LLOYDS BANKING GROUP PLC(b)	$1,674,746	1,580,800
152,071	LOGICA PLC	305,556	327,045
3,727	LONDON STOCK EXCHANGE GROUP PLC	38,197	63,465
5,280	LONMIN PLC	118,103	123,128
33,399	MAN GROUP PLC	106,502	127,039
25,083	MARKS & SPENCER GROUP PLC	101,882	145,487
5,840	MEGGITT PLC	9,420	35,757
42,000	MELROSE PLC	231,511	244,014
16,000	MICHELLS & BUTLERS PLC(b)	82,084	80,889
63,679	NATIONAL GRID PLC	476,846	625,978
2,148	NEXT PLC	36,823	80,152
211,185	OLD MUTUAL PLC	251,201	452,143
12,536	PEARSON PLC	148,820	236,604
1,896	PETROFAC LTD.	28,912	46,070
46,210	PRUDENTIAL PLC	267,423	533,980
723,972	QINETIQ GROUP PLC(b)	1,406,889	1,402,444
2,185	RANDGOLD RESOURCES LTD.	159,057	184,281
329,768	RAVEN RUSSIA LTD.	274,940	304,322
9,262	RECKITT BENCKISER GROUP PLC	358,277	511,352
202,379	REED ELSEVIER PLC	1,599,720	1,838,394
36,637	RESOLUTION LTD.	143,696	172,872
101,541	REXAM PLC	518,570	623,835
25,727	RIO TINTO PLC	833,599	1,854,131
27,303	ROLLS-ROYCE HOLDINGS PLC(b)	105,005	282,635
248,250	ROYAL BANK OF SCOTLAND GROUP PLC(b)	114,766	153,234
51,225	RSA INSURANCE GROUP PLC	100,691	110,905
15,817	SABMILLER PLC	272,321	576,625
21,731	SAGE GROUP (THE) PLC	74,327	100,759
97,845	SAVILLS PLC	459,059	613,848
3,966	SCHRODERS PLC	45,826	98,469
13,917	SCOTTISH & SOUTHERN ENERGY PLC	228,026	311,138
10,277	SEGRO PLC	36,889	51,510
7,999	SERCO GROUP PLC	42,799	70,929
4,954	SEVERN TRENT PLC	76,220	117,036
40,790	SIGNET JEWELERS LTD.(b)	793,260	1,909,380
14,044	SMITH & NEPHEW PLC	98,628	149,889
5,313	SMITHS GROUP PLC	80,666	102,409
9,214	SPECTRIS PLC	203,796	235,422
34,514	STANDARD CHARTERED PLC	520,365	907,331
208,857	STANDARD LIFE PLC	627,029	705,599
3,900	SUBSEA 7 S.A.(b)	96,867	99,751
1,041	TATE & LYLE PLC	5,037	10,292
124,824	TESCO PLC	618,673	805,343
42,000	THOMAS COOK GROUP PLC	148,858	89,652
65,072	TUI TRAVEL PLC	255,503	234,355
16,151	TULLOW OIL PLC	238,242	321,424
20,785	UNILEVER PLC	432,103	669,172
41,422	UNILEVER PLC ADR(c)	1,027,982	1,341,659
13,660	UNITED UTILITIES GROUP PLC	111,980	131,321
2,343	VEDANTA RESOURCES PLC	35,450	78,742
928,295	VODAFONE GROUP PLC	1,671,709	2,462,722
25,000	VODAFONE GROUP PLC ADR(c)	642,333	668,000
994	WHITBREAD PLC	10,069	25,764
57,000	WILLIAM HILL PLC	155,802	208,943
42,339	WM MORRISON SUPERMARKETS PLC	156,009	202,291
		45,115,779	61,923,183	16.99%
United States:
59,283	ARCH CAPITAL GROUP LTD.(b)	1,171,036	1,892,314
5,526	BROOKFIELD OFFICE PROPERTIES, INC.	32,213	106,730
3,384	KRAFT FOODS, INC., CLASS A	10,684	119,218
63,826	TE CONNECTIVITY LTD.	1,347,127	2,346,243
7,405	THOMSON REUTERS CORP.	187,234	278,132
		2,748,294	4,742,637	1.30%
	Sub-total Common Stocks:	254,065,347	353,237,746	96.93%

See accompanying notes to the financial statements.	103	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Shares	Security	Cost	Fair value (a)	Percent of net assets
Preferred Stocks:
Austria:
1,003	VIENNA INSURANCE GROUP A.G. WIENER
	VERSICHERUNG GRUPPE	$49,973	55,125
		49,973	55,125	0.02%
Brazil:
14,200	PETROLEO BRASILEIRO S.A. ADR(c)	448,224	435,656
23,000	VALE S.A. ADR(c)	456,528	666,080
		904,752	1,101,736	0.30%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G.	49,612	96,684
2,360	HENKEL A.G. & CO. KGAA	60,940	163,825
2,152	PORSCHE AUTOMOBIL HOLDING S.E.	109,212	170,700
2,665	VOLKSWAGEN A.G.	183,670	550,122
		403,434	981,331	0.27%
Sub-total Preferred Stocks:		1,358,159	2,138,192	0.59%
Corporate Bonds:
United Kingdom:
215,135	HSBC BANK PLC
	0.00%, 9/25/11(b)	993,725	1,110,484
Sub-total Corporate Bonds:		993,725	1,110,484	0.30%
Rights:
Austria:
10,586	IMMOEAST A.G.(b)	-	-
France:
10	EURAZEO(b)	-	37
Singapore:
1,272	OLAM INTERNATIONAL LTD.(b)	82	166
Spain:
11,881	BANCO POPULAR ESPANOL S.A.(b)	-	861
24,405	CAIXABANK(b)	-	1,832
16,420	MAPFRE S.A.(b)	-	-
1,030	ZARDOYA OTIS S.A.(b)	742	781
Sub-total Rights:		824	3,677	0.00%
Warrants:
Italy:
11,384	UNIONE DI BANCHE ITALIANE SCPA, EXP. 6/30/11, STRIKE 12.30 EURO(b)	-	2
Sub-total Warrants:		-	2	0.00%
Short-Term Investments:
6,990,771	NORTHERN INSTITUTIONAL GOVERNMENT SELECT PORTFOLIO, 0.01%(f)	6,990,771	6,990,771
Sub-total Short-Term Investments:		6,990,771	6,990,771	1.92%
	Grand total(g)	$263,408,826	363,480,872	99.74%

See accompanying notes to the financial statements.	104	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.59% of net assets.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Board of Trustees of the Fund.

(e)

Restricted security that has been deemed illiquid. At June 30, 2011, the value of this restricted illquid security amounted to approximately $203,884 or 0.06% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	AQUISITION COST
SYNTHES, INC.	3/8/10 - 11/10/10	$141,367

(f)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2010, the value of the Fund’s investment in the Government Select Portfolio of the Northern Institutional Funds was approximately $7,747,967 with net sales of approximately $757,196 during the six months ended June 30, 2011.

(g)

At June 30, 2011, the cost for Federal income tax purposes was $264,811,269. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$102,912,640
Gross unrealized depreciation	(4,243,037)
Net unrealized appreciation	$98,669,603

At June 30, 2011, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Consumer Discretionary	12.73%
Consumer Staples	10.17
Energy	8.85
Financials	22.25
Health Care	7.12
Industrials	14.58
Information Technology	5.38
Materials	11.56
Telecommunication Services	4.10
Utilities	3.26
100.00%

At June 30, 2011, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	26.08%
British Pound	17.83
Japanese Yen	17.45
United States Dollar	12.36
Swiss Franc	8.12
Australian Dollar	5.81
All other currencies less than 5%	12.35
100.00%

See accompanying notes to the financial statements.	105	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

At June 30, 2011, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gain (Loss)

Australian Dollar	80,334	United States Dollar	85,653	7/5/11	$(453)
British Pound	41,311	United States Dollar	66,346	7/5/11	48
Danish Krone	169,148	United States Dollar	32,703	7/5/11	(179)
Euro	71,197	United States Dollar	102,674	7/5/11	(557)
Euro	2,117	United States Dollar	3,065	7/5/11	(5)
Japanese Yen	20,342,675	United States Dollar	251,703	7/5/11	(992)
Japanese Yen	385,020	United States Dollar	4,774	7/5/11	(9)
Japanese Yen	255,750	United States Dollar	3,171	7/5/11	(6)
Japanese Yen	206,739	United States Dollar	2,563	7/5/11	(5)
Japanese Yen	175,770	United States Dollar	2,179	7/5/11	(4)
Japanese Yen	169,492	United States Dollar	2,102	7/5/11	(4)
Japanese Yen	146,196	United States Dollar	1,813	7/5/11	(3)
Japanese Yen	130,200	United States Dollar	1,614	7/5/11	(3)
Japanese Yen	119,970	United States Dollar	1,488	7/5/11	(3)
Japanese Yen	116,250	United States Dollar	1,441	7/5/11	(3)
Japanese Yen	97,650	United States Dollar	1,211	7/5/11	(2)
Japanese Yen	94,860	United States Dollar	1,176	7/5/11	(2)
Japanese Yen	83,700	United States Dollar	1,038	7/5/11	(2)
Japanese Yen	72,540	United States Dollar	899	7/5/11	(2)
Japanese Yen	68,355	United States Dollar	848	7/5/11	(2)
Japanese Yen	65,100	United States Dollar	807	7/5/11	(1)
Japanese Yen	44,640	United States Dollar	554	7/5/11	(1)
Japanese Yen	41,850	United States Dollar	519	7/5/11	(1)
Japanese Yen	32,643	United States Dollar	405	7/5/11	(1)
Japanese Yen	26,040	United States Dollar	323	7/5/11	(1)
Japanese Yen	25,714	United States Dollar	319	7/5/11	(1)
Japanese Yen	23,250	United States Dollar	288	7/5/11	-
Japanese Yen	18,600	United States Dollar	231	7/5/11	-
Japanese Yen	12,211	United States Dollar	151	7/5/11	-
Japanese Yen	120,692,997	United States Dollar	1,481,605	8/18/11	(17,991)
Japanese Yen	118,906,650	United States Dollar	1,460,393	8/18/11	(17,007)
Japanese Yen	131,274,822	United States Dollar	1,644,595	8/18/11	13,521

					$(23,671)

See accompanying notes to the financial statements.	106	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2011

At June 30, 2011, the Clearwater International Fund had outstanding spot foreign currency transactions as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gain (Loss)

British Pound	12,624	United States Dollar	20,199	7/1/11	$(62)
Euro	992	United States Dollar	1,426	7/1/11	(13)
Euro	317	United States Dollar	455	7/1/11	(4)
Euro	1	United States Dollar	1	7/1/11	-
Israeli New Shekel	4,112	United States Dollar	1,195	7/1/11	(14)
Israeli New Shekel	2,538	United States Dollar	737	7/1/11	(9)
Japanese Yen	654,720	United States Dollar	8,083	7/1/11	(50)
Japanese Yen	365,490	United States Dollar	4,512	7/1/11	(28)
Japanese Yen	336,139	United States Dollar	4,150	7/1/11	(25)
Japanese Yen	269,700	United States Dollar	3,330	7/1/11	(20)
Japanese Yen	186,000	United States Dollar	2,296	7/1/11	(14)
Japanese Yen	167,400	United States Dollar	2,067	7/1/11	(13)
Japanese Yen	29,295	United States Dollar	362	7/1/11	(2)
Swiss Franc	778	United States Dollar	930	7/1/11	5
United States Dollar	93,262	Swiss Franc	77,967	7/1/11	(527)

					$(776)

See accompanying notes to the financial statements.	107	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments – Clearwater International Fund (unaudited)

June 30, 2011

See accompanying notes to financial statements.	108	(Continued)

Item 2. Code of Ethics

Not applicable to this filing.

Item 3. Audit Committee Financial Expert

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this filing.

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company)

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b)	There have been no significant changes in the Trust’s internal controls over financial reporting since the filing of the last report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits

(a)	The certifications for each principal executive and principal financial officer of the Trust as required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached.
(b)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Chairman and Chief Executive Officer

Date: September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Chairman and Chief Executive Officer

Date: September 8, 2011

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Treasurer (Principal Financial Officer)

Date: September 8, 2011